  As filed with the Securities and Exchange Commission on February 27, 1997
                                                      1933 Act File No. 33-37972
                                                      1940 Act File No. 811-5262


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 13
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 14

                              MFS SERIES TRUST VIII
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)

         / / immediately upon filing pursuant to paragraph (b)

         /X/ on February 28, 1997 pursuant to paragraph (b)

         / / 60 days after filing pursuant to paragraph (a)(i)

         / / on [date] pursuant to paragraph (a)(i)

         / / 75 days after filing pursuant to paragraph (a)(ii)

         / / on [date] pursuant to paragraph (a)(ii) of rule 485.

         If appropriate, check the following box:

         / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a notice with respect to its fiscal year ended October 31, 1996 on December 23, 1996.

                              MFS SERIES TRUST VIII


                          MFS(R) STRATEGIC INCOME FUND
                            MFS(R) WORLD GROWTH FUND


                              CROSS REFERENCE SHEET


      (Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


   ITEM NUMBER                                            STATEMENT OF ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION             INFORMATION CAPTION
-----------------            ------------------             -------------------

     1  (a), (b)        Front Cover Page                             *

     2  (a)             Expense Summary                              *

        (b), (c)                    *                                *

     3  (a)             Condensed Financial Information              *

        (b)                         *                                *

        (c)             Information Concerning Shares of the         *
                         the Fund - Performance Information

        (d)             Condensed Financial Information              *

     4  (a)             Front Cover Page; the Fund; Investment       *
                         Objective and Policies

        (b), (c)        Investment Objective and Policies            *

     5  (a)             The Fund; Management of the Fund -           *
                         Investment Adviser

        (b)             Front Cover Page; Management of the          *
                         Fund - Investment Adviser; Back
                         Cover Page

        (c)             Management of the Fund - Investment          *
                         Adviser

   ITEM NUMBER                                            STATEMENT OF ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION             INFORMATION CAPTION
-----------------            ------------------             -------------------
        (d)             Management of the Fund - Investment           *
                         Adviser - Back Cover Page

        (e)             Management of the Fund - Back                 *
                         Cover Page

        (f)             Expense Summary                               *

        (g)             Information Concerning Shares of the          *
                         Fund - Purchases

     5A (a), (b), (c)               **                               **

     6  (a)             Information Concerning Shares of the          *
                         Fund - Description of Shares, Voting
                         Rights and Liabilities; Information
                         Concerning Shares of the Fund -
                         Redemptions and Repurchases;
                         Information Concerning Shares of
                         the Fund - Purchases; Information
                         Concerning Shares of the Fund -
                         Exchanges

        (b), (c), (d)               *                                 *

        (e)             Shareholder Services                          *

        (f)             Information Concerning Shares of the          *
                         Fund - Distributions; Shareholder
                         Services - Distribution Options

        (g)             Information Concerning Shares of the          *
                         Fund - Tax Status; Information
                         Concerning Shares of the Fund -
                         Distributions

        (h)                         *                                 *

     7  (a)             Front Cover Page; Management of the           *
                         Fund - Distributor; Back Cover
                         Page

        (b)             Information Concerning Shares of the          *
                         Fund - Purchases; Net Asset Value

   ITEM NUMBER                                            STATEMENT OF ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION             INFORMATION CAPTION
-----------------            ------------------             -------------------
        (c)             Information Concerning Shares of the           *
                         Fund - Purchases; Information
                         Concerning Shares of the Fund -
                         Exchanges; Shareholder Services

        (d)             Front Cover Page; Information                  *
                         Concerning Shares of the Fund -
                         Purchases; Shareholder Services

        (e)             Information Concerning Shares of the           *
                         Fund - Distribution Plans;
                         Information Concerning Shares of
                         the Fund - Purchases; Expense
                         Summary

        (f)             Information Concerning Shares of the           *
                         Fund - Distribution Plan

     8  (a)             Information Concerning Shares of the           *
                         Fund - Redemptions and Repurchases;
                         Information Concerning Shares of the
                         Fund - Purchases; Shareholder Services

        (b), (c), (d)   Information Concerning Shares of the           *
                         Fund - Redemptions and Repurchases

     9                              *                                  *

   ITEM NUMBER                                            STATEMENT OF ADDITIONAL
FORM N-1A, PART B            PROSPECTUS CAPTION             INFORMATION CAPTION
-----------------            ------------------             -------------------
    10  (a), (b)                    *                     Front Cover Page

    11                              *                     Front Cover Page

    12                              *                     Definitions

    13  (a), (b), (c)               *                     Investment Objective,
                                                           Policies and Restrictions

        (d)                         *                                *

    14  (a), (b)                    *                     Management of the Fund -
                                                           Trustees and Officers

        (c)                         *                     Management of the Fund -
                                                           Trustees and Officers;
                                                           Appendix A

    15  (a)                         *                                *

        (b), (c)                    *                     Management of the Fund -
                                                           Trustees and Officers

    16  (a)             Management of the Fund -          Management of the Fund -
                         Investment Adviser                Investment Adviser;
                                                           Management of the Fund -
                                                           Trustees and Officers

        (b)             Management of the Fund -          Management of the Fund -
                         Investment Adviser                Investment Adviser

        (c)                         *                                *

        (d)                         *                     Management of the Fund -
                                                          Investment Adviser

        (e)                         *                     Portfolio Transactions and
                                                           Brokerage Commissions

        (f)             Information Concerning Shares of  Distribution Plan
                         the Fund - Distribution Plan

        (g)                         *                                *

  ITEM NUMBER                                            STATEMENT OF ADDITIONAL
FORM N-1A, PART B            PROSPECTUS CAPTION             INFORMATION CAPTION
-----------------            ------------------             -------------------
        (h)                         *                     Management of the Fund -
                                                           Custodian; Independent
                                                           Auditors and Financial
                                                           Statements; Back Cover
                                                           Page

        (i)                         *                     Management of the Fund -
                                                           Shareholder Servicing Agent

    17  (a), (b), (c)               *                     Portfolio Transactions and
        (d), (e)                                           Brokerage Commissions


    18  (a)             Information Concerning Shares of  Description of Shares, Voting
                         the Fund - Description of         Rights and Liabilities
                         Shares, Voting Rights and
                         Liabilities

        (b)                         *                                *

    19  (a)             Information Concerning Shares of   Shareholder Services
                         the Fund - Purchases

        (b)             Information Concerning Shares of   Determination of Net Asset
                         the Fund - Net Asset Value;       Value and Performance -
                         Information Concerning Shares of    Net Asset Value
                         the Fund - Purchases

        (c)                         *                                *

    20                              *                     Tax Status

    21  (a), (b)                    *                     Management of the Fund -
                                                           Distributor; Distribution
                                                           Plan

        (c)                         *                                *

    22  (a)                         *                                *

        (b)                         *                     Determination of Net Asset
                                                           Value and Performance

    23                              *                     Independent Auditors and
                                                           Financial Statements

--------------------------
*  Not Applicable
** Contained in Annual Report

                            MFS STRATEGIC INCOME FUND

SUPPLEMENT TO THE MARCH 1, 1997 PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION


   THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MARCH 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

   CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                                 CLASS I
                                                                                  -------
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price)                                      None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable)               None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees (after expense reduction)(1)                                     0.40%
  Rule 12b-1 Fees                                                                  None
  Other Expenses (after expense limitation)(2)(3)(4)                               0.00%
  Total Operating Expenses (after expense reduction)(4)                            0.40%

(1) Absent the voluntary waiver of management fees described under "Management of the Fund" in the Prospectus, Management Fees would be 1.12%.

(2) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended October 31, 1996.

(3) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(4) The Adviser has agreed to bear the Fund's expenses, such that "Other Expenses" do not exceed 0.00% per annum of the Fund's average daily net assets during the current fiscal year. Otherwise, "Other Expenses" would be 0.57% per annum, and, taking into account this expense limitation and the management fee waiver, "Total Operating Expenses" would be 1.69% per annum for Class I shares.

                              EXAMPLE OF EXPENSES

   An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                  PERIOD                              CLASS I
                  ------                              -------
                  1 year..........................      $ 4
                  3 years.........................       13

   The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans or in smaller amounts if it believes, in its sole discretion, that the plan's aggregate assets will equal or exceed $100 million, or that the plan will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

   Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

   Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

   Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

   Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees and class specific expenses, do not exceed 0.00% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage.


                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 1997

                                           PROSPECTUS
                                           March 1, 1997
MFS(R) STRATEGIC                           Class A Shares of Beneficial Interest
INCOME FUND                                Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))   Class C Shares of Beneficial Interest
--------------------------------------------------------------------------------
                                                                            Page
                                                                            ----
 1. Expense Summary .......................................................    2
 2. The Fund ..............................................................    3
 3. Condensed Financial Information .......................................    4
 4. Investment Objective and Policies .....................................    7
 5. Management of the Fund ................................................   18
 6. Information Concerning Shares of the Fund .............................   20
        Purchases .........................................................   20
        Exchanges .........................................................   24
        Redemptions and Repurchases .......................................   25
        Distribution Plan .................................................   28
        Distributions .....................................................   30
        Tax Status ........................................................   30
        Net Asset Value ...................................................   31
        Description of Shares, Voting Rights and Liabilities ..............   31
        Performance Information ...........................................   31
        Expenses ..........................................................   32
 7. Shareholder Services ..................................................   32
    APPENDIX A ............................................................  A-1
    APPENDIX B ............................................................  B-1
    APPENDIX C ............................................................  C-1
    APPENDIX D ............................................................  D-1


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS STRATEGIC INCOME FUND      500 Boylston St., Boston, MA 02116 (617) 954-5000


The investment objective of MFS Strategic Income Fund (the "Fund") is to provide high current income by investing in fixed income securities. In addition, as part of its investment objective, the Fund will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The Fund is a non-diversified series of MFS Series Trust VIII (the "Trust"). The minimum initial investment generally is $1,000 per account (see "Purchases").


THE FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. THESE BONDS MAY BE ISSUED BY DOMESTIC AND FOREIGN CORPORATE ISSUERS, AS WELL AS BY FOREIGN GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT OBJECTIVE AND POLICIES -- EMERGING MARKET SECURITIES -- BRADY BONDS -- CORPORATE DEBT SECURITIES -- RISK FACTORS."

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors Inc., ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated March 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Fund. The SAI is incorporated into this Prospectus by reference. See page 34 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


    INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
                                                                       CLASS A           CLASS B          CLASS C
                                                                       -------           -------          -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund
      Shares (as a percentage of offering price) ...............         4.75%             None             None
    Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
      applicable) ..............................................     See Below(1)         4.00%            1.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY
  NET ASSETS):
    Management Fees (after expense reduction)(2) ...............         0.40%            0.40%            0.40%
    Rule 12b-1 Fees ............................................         0.35%(3)         1.00%(4)         1.00%(4)
    Other Expenses (after expense limitation)(5)(6) ............         0.00%            0.00%            0.00%
                                                                         ----             ----             ----
    Total Operating Expenses (after expense limitation)(5) .....         0.75%            1.40%            1.40%

------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases."
(2) Absent the voluntary waiver of management fees described under "Management of the Fund," "Management Fees" would be 1.12%.
(3) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of average daily net assets attributable to the Class A shares. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to May 14, 1991. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(4) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares and Class C shares, respectively. Distribution expenses paid under the Plan with respect to Class B or Class C shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(5) The Adviser has agreed to bear the Fund's expenses, such that "Other Expenses" do not exceed 0.00% per annum of the Fund's average daily net assets during the current fiscal year. Otherwise, "Other Expenses" would be 0.57% per annum, and, taking into account this expense limitation and the management fee waiver, "Total Operating Expenses" would be 2.04%, 2.69% and 2.69% for Class A, B and C shares, respectively.
(6) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:

PERIOD                             CLASS A          CLASS B           CLASS C(3)
------                             -------   -----------------       -----------
                                                        (1)                  (1)
 1 year .........................   $ 55     $ 54      $ 14          $ 24   $ 14
 3 years ........................     70       74        44            44     44
 5 years ........................     87       97        77            77     77
10 years ........................    136      150(2)    150(2)        168    168

------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.
(3) Purchases subsequent to April 1, 1996 which are redeemed within 12 months of purchase are subject to a 1% CDSC.

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Management of the Fund -- Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND
The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 31, 1987. The Trust presently consists of two series of shares, each of which represents a portfolio with separate investment objectives and policies. The Trust's predecessor (and the predecessor to the Fund), MFS Income & Opportunity Trust, operated as a closed-end management investment company prior to May 6, 1991. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities (primarily foreign and domestic debt securities) for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution fee and a service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and a service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge or a CDSC but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value less any applicable CDSC.

3. CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP. Prior to May 6, 1991, the Fund's predecessor operated as a closed-end management investment company (see "The Fund") above).

                             FINANCIAL HIGHLIGHTS
                     CLASS A, CLASS B AND CLASS C SHARES


                                                                                            YEAR ENDED OCTOBER 31,
                                                                    ---------------------------------------------------------------
                                                                      1996          1995          1994          1993          1992
                                                                     ------        ------        ------        ------        ------
                                                                    CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ..........................    $  8.07       $  7.57       $  8.34       $  8.00       $  8.12
                                                                    -------       -------       -------       -------       -------
Income from investment operations# -
  Net investment income(S) .....................................    $  0.62       $  0.60       $  0.48       $  0.52       $  0.63
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ................................       0.18          0.48         (0.74)         0.42          0.08
                                                                    -------       -------       -------       -------       -------
      Total from investment operations .........................    $  0.80       $  1.08       $ (0.26)      $  0.94       $  0.71
                                                                    -------       -------       -------       -------       -------
Less distributions declared to shareholders -
  From net investment income ...................................    $ (0.60)      $ (0.58)         --         $ (0.24)      $ (0.56)
  From net realized gain on investments and foreign currency
    transactions ...............................................      (0.08)         --            --           (0.32)         --
  In excess of net investment income and foreign currency
    transactions ...............................................       --            --           (0.06)         --            --
  In excess of net realized gain on investments and foreign
    currency transactions ......................................       --            --           (0.04)         --            --
  From paid-in capital .........................................       --            --           (0.41)        (0.04)        (0.27)
                                                                    -------       -------       -------       -------       -------
      Total distributions declared to shareholders .............    $ (0.68)      $ (0.58)      $ (0.51)      $ (0.60)      $ (0.83)
                                                                    -------       -------       -------       -------       -------
Net asset value - end of period ................................    $  8.19       $  8.07       $  7.57       $  8.34       $  8.00
                                                                    =======       =======       =======       =======       =======
Total return(+) ................................................      10.42%        15.00%       (3.15)%        12.36%         9.02%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ...................................................       1.13%         1.54%         1.71%         1.98%         2.02%
  Net investment income ........................................       7.63%         7.86%         6.11%         5.92%         7.47%
PORTFOLIO TURNOVER .............................................        287%          249%          153%          275%          423%
NET ASSETS AT END OF PERIOD (000 OMITTED) ......................    $49,432       $41,688       $44,032       $60,120       $77,487

  # Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income ......................................    $  0.54       $  0.53       $  0.44       $  0.49       $  0.61
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses## ...............................................       2.06%         2.47%         2.21%         2.14%         2.21%
      Net investment income ....................................       6.70%         6.89%         5.62%         5.76%         7.55%

                                                                                     YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------------
                                                                  1991          1990          1989          1988           1987*
                                                                 ------        ------        ------        ------          -------
                                                                CLASS A
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period .......................   $  7.56       $  8.93       $  9.60       $  9.21        $  9.35
                                                                 ------       -------       -------       -------        -------
Income from investment operations -
  Net investment income(S) ..................................   $  0.73       $  0.86       $  0.94       $  0.93        $0.0025
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions ...........................      0.95         (1.03)        (0.38)         0.56        (0.1425)
                                                                -------       -------       -------       -------        -------
      Total from investment operations ......................   $  1.68       $ (0.17)      $  0.56       $  1.49        $ (0.14)
                                                                -------       -------       -------       -------        -------
Less distributions declared to shareholders -
  From net investment income ................................   $ (0.73)      $ (0.82)        (1.18)      $ (0.69)       $ --
  From net realized gain on investments and foreign currency
    transactions ............................................      --            --             --          (0.41)         --
  In excess of net realized gain on investments and foreign
    currency transactions ...................................
  From paid-in capital ......................................     (0.39)        (0.38)        (0.05)         --            --
                                                                -------       -------       -------       -------        -------
      Total distributions declared to shareholders ..........   $ (1.12)      $ (1.20)      $ (1.23)      $ (1.10)         --
                                                                -------       -------       -------       -------        -------
Net asset value - end of period .............................   $  8.12       $  7.56       $  8.93       $  9.60        $  9.21
                                                                =======       =======       =======       =======        =======
Total return(+) .............................................     23.78%        (1.62)%       (5.85)%       16.60%         (1.50)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses ..................................................      1.87%         1.47%         1.82%         1.75%          0.57%+
  Net investment income .....................................      9.26%        10.42%        10.05%         9.74%          4.88%+
PORTFOLIO TURNOVER ..........................................       671%          400%          157%          270%          --
NET ASSETS AT END OF PERIOD (000 OMITTED) ...................   $76,312       $74,555       $87,978       $93,819        $78,479
  * For the period from the commencement of investment operations, October 29, 1987 to October 31, 1987.
  + Annualized.
 ++ Not Annualized.
(+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income ...................................   $  0.71       $  0.83          --            --              --
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses## ............................................      2.16%         1.81%         --            --              --
      Net investment income .................................      8.97%        10.08%         --            --              --

                                                                                    YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------------------------
                                                          1996      1995        1994       1993**        1996      1995     1994***
                                                         ------    ------      ------      ------       ------    ------    ------
                                                        CLASS B                                         CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value - beginning of period ...............   $  8.03    $ 7.53      $ 8.33      $ 8.28       $ 8.00    $ 7.53   $ 7.53
                                                        -------    ------      ------      ------       ------    ------   ------
Income from investment operations# -
  Net investment income(S) ..........................   $  0.56    $ 0.55      $ 0.45      $ 0.04       $ 0.57    $ 0.54   $ 0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions ...      0.18      0.48       (0.78)       0.05         0.18      0.48    (0.03)
                                                        -------    ------      ------      ------       ------    ------   ------
      Total from investment operations ..............   $  0.74    $ 1.03       (0.33)     $ 0.09       $ 0.75    $ 1.02   $ 0.09
                                                        -------    ------      ------      ------       ------    ------   ------
Less distributions declared to shareholders -
  From net investment income ........................   $ (0.55)   $(0.53)       --        $(0.03)      $(0.55)   $(0.55)     --
  From net realized gain on investments and foreign
    currency transactions ...........................     (0.08)     --          --         (0.01)       (0.08)     --        --
  In excess of net investment income and foreign
    currency transactions ...........................      --        --         (0.05)       --           --        --        --
  In excess of net realized gain on investments and
    foreign currency transactions ...................      --        --         (0.03)       --           --        --        --
  From paid-in capital ..............................      --        --         (0.39)       --           --        --      (0.09)
                                                        -------    ------      ------      ------       ------    ------   ------
      Total distributions declared to shareholders ..   $ (0.63)   $(0.53)     $(0.47)     $(0.04)      $(0.63)   $(0.55)  $(0.09)
                                                        -------    ------      ------      ------       ------    ------   ------
Net asset value - end of period .....................   $  8.14    $ 8.03      $ 7.53      $ 8.33       $ 8.12    $ 8.00   $ 7.53
                                                        =======    ======      ======      ======       ======    ======   ======
Total return ........................................      9.68%    14.23%      (3.97)%      1.15%++      9.80%    14.17%    1.23%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ........................................      1.80%     2.27%       2.43%       3.03%+       1.71%     2.20%    2.16%+
  Net investment income .............................      7.02%     7.15%       5.97%       5.22%+       7.12%     7.23%    8.99%+
PORTFOLIO TURNOVER ..................................       287%      249%        153%        275%         287%      249%     153%
NET ASSETS AT END OF PERIOD (000 OMITTED) ...........   $25,361    $8,365      $5,350      $  265       $5,478    $1,060   $   13
 ** For the period from the commencement of offering of Class B shares,
    September 7, 1993 to October 31, 1993.
*** For the period from the commencement of offering of Class C shares,
    September 1, 1994 to October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income ...........................   $  0.49    $ 0.48      $ 0.41      $   --       $ 0.51    $ 0.46   $ 0.11
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses## ....................................      2.73%     3.20%       2.92%         --         2.64%     3.13%    2.65%+
      Net investment income .........................      6.09%     6.18%       5.48%         --         6.19%     6.26%    8.50%+


4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE The Fund's investment objective is to provide high current income by investing in fixed income securities. In addition, as part of its investment objective, the Fund will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income. The Fund will attempt to achieve this objective by allocating portfolio assets among various categories of fixed income securities as described below. For this purpose, the Fund will consider preferred stocks and convertible securities to be fixed income securities. With respect to its fixed income investments, the Fund will seek to earn high current income in comparison to the income available on U.S. Government Securities (as defined below). The Fund may also invest up to 25% of its assets in common stocks and depository receipts for common stocks. The Adviser will monitor the Fund's portfolio performance on an ongoing basis and reallocate assets in response to actual and anticipated market and economic changes. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES -- The Adviser will determine, based upon current yields and the appreciation potential of various categories of fixed income and equity securities, the relative portions of the Fund's assets which should be invested in particular securities; however, under normal market conditions at least 65% of the Fund's assets will be invested in fixed-income securities. Fixed income securities can appreciate in value as a result of declines in interest rates, improvements in credit ratings and other factors. In pursuing its objective, the Fund will consider the preservation of capital by balancing the yields and appreciation potential of securities which it may purchase against their attendant risks. For the risk considerations involved, see "Risk Factors" below.


The securities in which the Fund may invest its assets are: (i) securities that are issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities");
(ii) fixed income securities issued by foreign governments and their political subdivisions and fixed income and equity securities of non-U.S. issuers; (iii) corporate fixed income securities, some of which may involve equity features;
(iv) equity securities of established companies; (v) equity securities of emerging growth companies; (vi) obligations and equity securities of banks or savings and loan associations (including certificates of deposit and bankers' acceptances); (vii) long- or short-term municipal securities; (viii) restricted securities; (ix) corporate asset-backed securities; (x) collateralized mortgage obligations and multiclass pass-through securities; (xi) stripped mortgage-backed securities; and (xii) to the extent available and permissible, options and futures contracts on securities, currencies and indices. Each of these securities is more fully described below.

U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalilties. For a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix B.

Some U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

FOREIGN SECURITIES: The Fund may invest up to 50% of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts). The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government Securities. The Fund may also invest in fixed income and equity securities of non-U.S. issuers and securities of domestic issuers denominated in a foreign currency. Such securities may include corporate debt securities, established company equity securities, emerging growth equity securities, bank obligations and bank equity securities (described below) in which the Fund may invest in accordance with its investment objective. For the risk considerations involved, see "Risks of Investment in Foreign Securities." The percentage of the Fund's assets invested in securities issued abroad and denominated in foreign currencies will vary depending on the relative yield of such securities, the relative appreciation potential of such securities, the state of the economies of the countries in which the investments are made and such countries' financial markets, and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. To the extent the Fund invests in foreign securities, under normal conditions the Fund's portfolio of foreign securities will include those of a number of foreign countries. The Fund may hold foreign currency for hedging purposes to protect against declines in the U.S. dollar value of foreign securities held by the Fund and against increases in the U.S. dollar value of the foreign securities which the Fund might purchase. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. The Fund will not invest 25% or more of the value of its assets in the securities of any one foreign government. See "Risk Factors -- Risks of Investment in Foreign Securities".


EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Risk Factors -- Risks of Investment in Emerging Market Securities".

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as exchange rates and more limited information about foreign issuers. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

CORPORATE DEBT SECURITIES: Corporate debt securities of both domestic and foreign issuers in which the Fund may invest include preferred and preference stock and all types of long- or short-term debt obligations, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Corporate fixed income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


Corporate debt securities in which the Fund may invest are ordinarily in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or BB or lower by Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch")) (and comparable unrated securities) (commonly known as "junk bonds"). Up to 100% of the Fund's net assets may be invested in such lower rated debt securities. For a description of these and other rating categories, see Appendix C. See "Risk Factors -- Risks of Investment in Lower Rated Bonds." For a chart indicating the composition of the bond portion of the Fund's portfolio for the fiscal year ended October 31, 1996, with the debt securities separated into rating categories, see Appendix D to this Prospectus.


ESTABLISHED COMPANY EQUITY SECURITIES: The Fund may invest in common stocks and warrants of established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

EMERGING GROWTH EQUITY SECURITIES: The Fund may invest in common stocks and warrants of companies that are early in their life cycle, but which have the potential to become major enterprises (emerging growth companies). Such companies would generally have annual gross revenues ranging from $10 million to $1 billion, be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and have the products, management and market opportunities necessary to become more widely recognized as growth companies. See "Risk Factors -- Risks of Investment in Emerging Growth Companies."

BANK OBLIGATIONS AND BANK EQUITY SECURITIES: The Fund may invest in obligations of domestic and foreign banks which, at the date of investment, have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. The Fund may invest in debt obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation. In addition, the Fund may invest in the equity securities of banks or savings and loan associations in accordance with its investment objective and policies with respect to equity investments.

MUNICIPAL OBLIGATIONS: The Fund may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities when the Adviser determines that they offer the highest income available, except where differences in yield are not sufficient to justify investments in higher risk securities. Such municipal obligations may be unrated or in the medium and lower rating categories of recognized rating agencies, which securities are speculative, involve high risk and are questionable as to principal and interest payments.

RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.

SECURITIES PURCHASED AT A DISCOUNT: When and if available, fixed income securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Debt securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets.

CMOs (which include multiclass pass-through securities) may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further description of CMOs, parallel pay CMOs and PAC Bonds and the risks related to transactions therein, see the SAI.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may also invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.

OTHER INVESTMENTS: When the Adviser believes that investing for defensive purposes is appropriate, such as during periods of unusual market conditions, or when relative yields are deemed attractive, part or all of the Fund's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize any risk.


LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in "loan participations and other direct indebtedness." By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations and the risks related to transactions therein, see the SAI.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options on securities that are traded on United States and foreign securities exchanges and over the counter. The Fund will write such Options for the purpose of increasing its current income and/or to protect the value of its portfolio. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk. The Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. The Fund may from time to time write Options on all securities held in its portfolio.

The Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

In certain instances, the Fund may enter into options on Treasury Securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

The Fund may purchase and sell options that are traded on U.S. and foreign exchanges, and Options traded over-the-counter with broker-dealers who deal in these Options. The ability to terminate over-the-counter Options is more limited than with exchange-traded Options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat assets used to cover over-the-counter Options as illiquid unless the dealer is a primary dealer in U.S. Government securities and has given the Fund the unconditional right to close such Options at a formula price, in which event only an amount of the cover determined with reference to the formula will be considered illiquid. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid.

In addition, the Fund may purchase warrants on fixed income securities. A warrant on a fixed income security is a long-dated call option conveying to the holder of the warrant the right, but not the obligation, to purchase a fixed income security of a specific description from the issuer on a certain date or dates (the exercise date) at a fixed exercise price.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on domestic and foreign stock indices. The Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.

When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on municipal bond or other financial indices including any index of U.S. or foreign securities ("Futures Contracts") and may purchase and write options to buy or sell Futures Contracts ("Options on Futures Contracts"). Futures Contracts and Options on Futures Contracts to be written or purchased by the Fund will be traded on U.S. and foreign exchanges. These investment techniques are designed to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date, and may also be used for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such Futures Contract is unleveraged.

In addition, the Board of Trustees has adopted two percentage restrictions on the use of Futures Contracts. The first restriction is that the Fund will not enter into any Futures Contracts and Options on Futures Contracts if immediately thereafter the amount of initial margin deposits on all the Futures Contracts and Options on Futures Contracts of the Fund and premiums paid on Options on Futures Contracts would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the securities and other obligations underlying Futures Contracts held by the Fund not exceed 50% of the market value of the total assets of the Fund.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. Options on Foreign Currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund will enter into Forward Contracts for hedging purposes as well as for the non-hedging purpose of increasing the Fund's current income. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the Securities and Exchange Commission (the "SEC") and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI on the risks involved in these activities.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange"), and would be required to be secured continuously by collateral in cash, U.S. Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the Fund's total assets.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


"WHEN-ISSUED" OR FORWARD DELIVERY SECURITIES: Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited to the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, the Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until received or start earning interest on them until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will hold cash, short-term money market instruments or U.S. Government Securities in a segregated account.


PORTFOLIO TRADING: The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary. Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held, subject to tax requirements for the Fund's qualification as a regulated investment company. A high turnover rate involves greater expenses, including higher brokerage and transaction costs, to the Fund. The Fund engages in portfolio trading if the Adviser believes a transaction net of costs (including custodian charges) will help in achieving the Fund's investment objective. For the fiscal year ended October 31, 1996, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.


The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.

RISK FACTORS
EFFECT OF INTEREST RATE CHANGES: The value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. The net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline. Moreover, the value of the lower-rated fixed income securities that the Fund purchases will fluctuate more than the value of higher-rated fixed income securities. These lower-rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. See "Risks of Investment in Lower Rated Bonds" below for additional discussion of the risks of investing in such securities.

Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

If the Adviser's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value and potential capital gain may be decreased or its potential capital loss may be increased. The Adviser's reallocation of Fund assets in response to actual and anticipated market and economic changes may result in the Fund not achieving anticipated benefits, or experiencing losses, should the Adviser's reallocation decision be incorrect.


RISKS OF INVESTMENT IN LOWER RATED BONDS: No minimum rating standard is required for a purchase of corporate debt securities by the Fund and up to 100% of the Fund's net assets may be invested in convertible and non- convertible fixed-income securities. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and, because yields vary over time, no specific level of income can ever be assured. These lower rated, high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated, high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. The Fund's achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed income securities.

The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

RISKS OF INVESTMENT IN EMERGING GROWTH COMPANIES: Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks. The Fund will seek to reduce risk by investing its assets in a number of markets and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the economy and financial markets.

RISKS OF INVESTMENT IN OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND OPTIONS ON FOREIGN CURRENCY: Although the Fund will enter into transactions in options, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. In addition, the Fund may be required or may elect to receive delivery of the foreign currencies underlying Forward Contracts or Options on Foreign Currencies, which may involve certain risks. In such instances, the Fund may hold the foreign currency when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The SAI contains a description of the nature and trading mechanics of Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Fund will include U.S. Government Securities as well as foreign securities. Because longer-term U.S. Government Securities are favorable vehicles for an option writing program, from time to time up to 100% of the Fund's portfolio may consist of such securities. Such securities are among the most volatile U.S. Government Securities.

RISKS OF INVESTMENT IN FOREIGN SECURITIES: Investors should recognize that transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. While the holding of foreign currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. See "Investment Objective, Policies and Restrictions" in the SAI for further discussion of the holding of foreign currency, as well as the associated risks.

RISKS OF INVESTMENT IN EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities, a decrease in the level of liquidity in the Fund's portfolio or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government Securities are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Fund should not be considered to constitute a complete investment program and may not be appropriate for investors who cannot assume the greater risk of capital depreciation inherent in seeking higher income and significant capital appreciation.

                              --------------------

The investment objective and policies described above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise. See "Investment Objective, Policies and Restrictions" in the SAI.

The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


5.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated September 9, 1987 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. James T. Swanson, a Senior Vice President of the Adviser and a Vice President of the Trust, is the Fund's portfolio manager. Mr. Swanson has been employed as a portfolio manager by the Adviser since 1985 and became the portfolio manager of the Fund in December, 1991. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives an annual management fee computed and paid monthly, in an amount equal to the sum of 0.50% of the average daily net assets of the Fund and 7.14% of the gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions, or premiums from options written) of the Fund for the then-current fiscal year. This management fee is greater than the fee paid by most funds. The Adviser has voluntarily reduced its right to receive the fee set forth in the Advisory Agreement to a maximum of 0.40% of the average daily net assets of the Fund. The temporary reduction may be rescinded at any time by the Adviser without notice to the shareholders.

For the Fund's fiscal year ended October 31, 1996, MFS received a management fee of $465,666. If MFS had not reduced its management fee, MFS would have received a management fee of $768,788 (of which $341,027 would have been based on average daily net assets and $427,761 on gross income), which would have been equivalent on an annual basis to 1.12% of the Fund's daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS Union Standard Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly-owned subsidiary, MFS Institutional Advisors, Inc., also provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $54 billion on behalf of approximately 2.3 million investor accounts as of January 31, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets invested in fixed income funds and fixed income portfolios, approximately $6.1 billion of assets in U.S. Government Securities, and approximately $30.3 billion of assets in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United

States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. John D. Laupheimer, Jr., Leslie J. Nanberg, Jeffrey L. Shames, James T. Swanson, W. Thomas London, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

6.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, B and C shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

     PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                                      SALES CHARGE* AS
                                                                                       PERCENTAGE OF:
                                                                              --------------------------------     DEALER ALLOWANCE
                                                                                                  NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                                                            OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                                                            --------------       --------       -----------------
Less than $100,000 .........................................................       4.75%             4.99%               4.00%
$100,000 but less than $250,000 ............................................       4.00              4.17                3.20
$250,000 but less than $500,000 ............................................       2.95              3.04                2.25
$500,000 but less than $1,000,000 ..........................................       2.20              2.25                1.70
$1,000,000 or more .........................................................       None**            None**           See Below**

----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i)   on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

     COMMISSION PAID BY MFD TO DEALERS      CUMULATIVE PURCHASE AMOUNT
     ---------------------------------      --------------------------
                   1.00%                    On the first $2,000,000, plus
                   0.80%                    Over $2,000,000 to $3,000,000, plus
                   0.50%                    Over $3,000,000 to $50,000,000, plus
                   0.25%                    Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

     WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

      YEAR OF                                                       CONTINGENT
     REDEMPTION                                                   DEFERRED SALES
   AFTER PURCHASE                                                     CHARGE
   --------------                                                 --------------

First .........................................................          4%
Second ........................................................          4%
Third .........................................................          3%
Fourth ........................................................          3%
Fifth .........................................................          2%
Sixth .........................................................          1%
Seventh and following .........................................          0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

     WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

     CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).


Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended, if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.


GENERAL: The following information applies to purchases of all classes of the Fund's shares.

     MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

     RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

     DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


     SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

     RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectuses of the other MFS Funds and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.


REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


REDEMPTION BY CHECK: Only Class A and Class C shares may be redeemed by check. A shareholder owning Class A or Class C shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A or Class C shares from his or her account by check. The Bank will provide each Class A or Class C shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A or Class C share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) or record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A AND CLASS C SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHAE ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A OR CLASS C SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year. Prior to April 1, 1996, Class C shares of the MFS Funds were not subject to a CDSC upon redemption. In no event will Class C shares of the MFS Funds purchased prior to this date be subject to a CDSC. For the purpose of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, then no CDSC would be imposed upon such a redemption).

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

     SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the

Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.


     REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

     IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares, as described below.

     SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features that are unique to each class of shares, as described below.

     CLASS A SHARES. Class A shares are generally offered with an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (and the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution- related expenses.

     CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

     CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00% per annum, respectively. The 0.25% per annum Class A service fee is reduced to 0.15% per annum for shares purchased prior to May 14, 1991.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a monthly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income, including short-term capital gains from the sales of securities or other assets and premiums from options written, over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. Distributions from short-term capital gains, if any, from the sale of securities or other assets, and of all or a portion of premiums received from options (including premiums received on options written and expected to be earned over the near term), are expected to be made monthly. In addition, the Fund will make one or more distributions during the calendar year from any long-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.


TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any entity level federal income or excise taxes, although the Fund's foreign- source income may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes, (and any state or local taxes), on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective shareholders should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of two series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to institutional investors, entitled Class I shares. The Fund has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election or selection of Trustees and accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Fund does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Fund itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the

Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share of each class over a 30-day period stated as a percent of the maximum public offering price of shares of that class on the last day of that period. The yield calculation for Class B and Class C shares assumes no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on
(i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated time and current distribution rate reflects only the rate of distributions paid by the fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year end October 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of all or a portion of its holdings available to investors upon request.


EXPENSES
The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees and class specific expenses, do not exceed 0.00% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage.

7.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).


ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.

    -- Dividends in cash; capital gain distributions (except as provided below) reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.


With respect to the second option, the Fund may from time to time make distributions from short-term capital gains on a monthly basis, and to the extent such gains are distributed monthly, they shall be paid in cash; any remaining short-term capital gains not so distributed shall be reinvested in additional shares. Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund:

     LETTER OF INTENT: If a shareholder (other than a group purchaser as defined in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


     RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

     DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

     SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --

     AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.


     AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class B shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.
                              --------------------

The Fund's SAI, dated March 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to (i) the Fund's investment objective, policies and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and investment adviser; (iii) portfolio trading; (iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).


I.  WAIVERS OF ALL APPLICABLE SALES CHARGES


    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:


    1.  DIVIDEND REINVESTMENT

        *  Shares acquired through dividend or capital gain reinvestment; and

        * Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        * Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:


        * Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;

        * Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;


        * Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        * Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        * Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to an MFS Fund; and


        * Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI")

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)


        * Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        *  Death or disability of the IRA owner.

        SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")


        *  Death, disability or retirement of 401 (a) or ESP Plan participant;

        * Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

        * Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);

        * Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

        *  Tax-free return of excess 401(a) or ESP Plan contributions;

        * To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401 (k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        * Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        *  Death or disability of SRO Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        * To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        * From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        * Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
           (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

        * Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        *  Shares acquired by insurance company separate accounts.


    4.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        * Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        * Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        * Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        *  Tax-free returns of excess IRA contributions.

        401(A) PLANS


        * Distributions made on or after the 401 (a) Plan participant has attained the age of 59 1/2 years old; and


        * Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS


        * Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:


    1.  SYSTEMATIC WITHDRAWAL PLAN

       * Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2. DEATH OF OWNER

       * Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3. DISABILITY OF OWNER

       * Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

       IRA'S, 401(A) PLANS, ESP PLANS AND SRO PLANS


       * Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

       SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")


       * Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

       *  Death or disability of a SAR-SEP Plan participant.

                                                                      APPENDIX B

               DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
           U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

Federal Farm Credit Banks Consolidated Systemwide Notes and Bonds -- are bonds issued and guaranteed by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration.

Maritime Administration Bonds -- are bonds issued by the Department of Transportation of the U.S. Government.

FHA Debentures -- are debentures issued by the Federal Housing Administration of the U.S. Government.

GNMA Certificates -- are mortgage-backed securities which represent partial ownership interests in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration or the Veterans Administration or the Farmers Home Administration.

     The Fund will purchase GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA.

FHLMC Bonds -- are bonds issued and guaranteed by the Federal Home Loan Mortgage
  Corporation and are not guaranteed by the U.S. Government.

FNMA Bonds -- are bonds issued and guaranteed by the Federal National Mortgage
  Association and are not guaranteed by the U.S. Government.

Federal Home Loan Bank Notes and Bonds -- are notes and bonds issued by the Federal Home Loan Bank System.

SLMA Debentures -- are debentures backed by the Student Loan Marketing
  Association and are not guaranteed by the U.S. Government.

     The list of securities set forth above does not purport to be an exhaustive compilation of all debt obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities. The Fund reserves the right to invest in debt obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities in addition to those listed above.

                                                                      APPENDIX C
                           DESCRIPTION OF BOND RATINGS


The ratings of Moody's S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various bonds. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, BONDS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE BONDS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.


                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     3. There is a lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                       STANDARD & POOR'S RATINGS SERVICES


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC AND C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                          FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rated category. Plus and minus signs, however, are not used in the "AAA" category.

NR indicates that Fitch does not rate the specific issue.

CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated a "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

                         DUFF & PHELPS CREDIT RATING CO.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "D-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business, and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Duff & Phelps does not rate the specific issue.

                        DUFF & PHELPS SHORT-TERM RATINGS

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                                                      APPENDIX D
                           PORTFOLIO COMPOSITION CHART
                     FOR FISCAL YEAR ENDED OCTOBER 31, 1996

The table below shows the percentages of the Fund's assets at October 31, 1996 invested in bonds assigned to the various rating categories by S&P, Moody's
(provided only for bonds not rated by S&P), Fitch (provided only for bonds not rated by S&P or Moody's) and Duff & Phelps (provided only for bonds not rated by S&P, Moody's or Fitch) and in unrated bonds determined by MFS to be of comparable quality. For split rated bonds, the higher of S&P or Moody's rating is used. When neither an S&P or Moody's rating is available, secondary sources are selected in the following order: Fitch and Duff & Phelps.

                                                   UNRATED
                                                SECURITIES OF
                             COMPILED            COMPARABLE
RATING                        RATINGS              QUALITY               TOTAL
------                        -------              -------               -----
AAA/Aaa ...............        8.28%                                     8.28%
AA/Aa .................        2.44%                                     2.44%
A/A ...................        1.25%                                     1.25%
BBB/Baa ...............        3.26%                                     3.26%
BB/Ba .................       33.39%                0.61%               34.00%
B/B ...................       33.25%                0.61%               33.86%
CCC/Caa ...............        1.98%                0.01%                1.99%
CC/Ca .................        0.07%                                     0.07%
C/C ...................
Default ...............
Total .................       83.92%                1.23%               85.15%



The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Principal Underwriter
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) STRATEGIC INCOME FUND
500 Boylston Street
Boston, MA 02116


        MSI-1-3/97/85M  34/234/334





[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) STRATEGIC INCOME FUND


Prospectus
March 1, 1997

MFS(R) STRATEGIC
INCOME FUND                                                         STATEMENT OF
                                                          ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))                           March 1, 1997
--------------------------------------------------------------------------------

                                                                          Page


 1.  Definitions ........................................................   2
 2.  Investment Objective, Policies and Restrictions ....................   2
 3.  Management of the Fund .............................................  13
        Trustees ........................................................  13
        Officers ........................................................  14

        Trustee Compensation Table ......................................  14
        Investment Adviser ..............................................  15
        Custodian .......................................................  15
        Shareholder Servicing Agent .....................................  15
        Distributor .....................................................  16
 4.  Portfolio Transactions and Brokerage Commissions ...................  16
 5.  Shareholder Services ...............................................  17
        Investment and Withdrawal Programs ..............................  17
        Exchange Privilege ..............................................  19
        Tax-Deferred Retirement Plans ...................................  20
 6.  Tax Status .........................................................  20
 7.  Distribution Plan ..................................................  21
 8.  Determination of Net Asset Value and Performance ...................  22
 9.  Description of Shares, Voting Rights and Liabilities ...............  25
10.  Independent Auditors and Financial Statements ......................  25
     APPENDIX A -- Performance Information .............................. A-1


MFS STRATEGIC INCOME FUND
A Series of MFS Series Trust VIII
500 Boylston Street,
Boston, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated March 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                     -- MFS(R) Strategic Income Fund, a
                                 non-diversified series of MFS
                                 Series Trust VIII (the "Trust"),
                                 a Massachusetts business trust.
                                 On May 16, 1994, the Fund's name
                                 was changed from MFS Income &
                                 Opportunity Fund to MFS
                                 Strategic Income Fund. Prior to
                                 August 27, 1993, the Fund was a
                                 single series Trust known as MFS
                                 Income and Opportunity Fund,
                                 (MFS Income & Opportunity Trust
                                 prior to August 3, 1992).

   "MFS" or the "Adviser"     -- Massachusetts Financial Services
                                 Company, a Delaware corporation.

   "MFD"                      -- MFS Fund Distributors, Inc., a
                                 Delaware corporation.


   "Prospectus"               -- The Prospectus of the Fund,
                                 dated March 1, 1997, as amended
                                 or supplemented from time to
                                 time.


2.  INVESTMENT OBJECTIVE, POLICIES AND
    RESTRICTIONS

INVESTMENT OBJECTIVE AND POLICIES. The investment objective and policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment policies and restrictions supplements and should be read in conjunction with the information set forth in the "Investment Objective and Policies" section of the Prospectus.

NON-DIVERSIFIED INVESTMENT COMPANY: The Fund has registered as a "non-diversified" investment company so that it is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. U.S. Government Securities, which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity, are not subject to any investment limitation. The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.


FOREIGN SECURITIES: The Fund may invest up to 50% of its total assets in foreign securities (not including American Depositary Receipts). Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.


AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

NON-DOLLAR FIXED INCOME SECURITIES: The Fund will purchase non-dollar fixed income securities denominated in the currency of countries where the interest rate environment as well as the general economic climate are believed by the Adviser to provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar fixed income securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar fixed income securities would be enhanced further. (For example, if United Kingdom bonds yield 14% during a year when interest rates decline causing the bonds to appreciate by 5% and the pound rises 3% versus the dollar, then the annual total return of such bonds would be 22%. This example is illustrative only.) Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return.

Investments in non-dollar fixed income securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but may also be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. The Fund may invest in CMOs and multiclass pass-through securities which are issued by the U.S. Government, its agencies, authorities or instrumentalities or private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.

In a common CMO structure, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies of or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange"), members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government Securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government Securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which the Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the Fund will include them in the investment limitations described below.


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. An Option provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" Option, or sell, in the case of a "put" Option, the security or securities in connection with which the Option was written, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the Option, known as the "premium." The maximum amount of risk the purchaser of the Option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the Option is "covered." A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets, in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


The Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

In certain instances, the Fund may enter into Options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such Option. Like other types of Options, these transactions, which may be referred to as "reset" Options or "adjustable strike Options," grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of Options, however, the price at which the underlying security may be purchased or sold under a "reset" Option is determined at various intervals during the term of the Option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" Option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the Option. In addition, the premium paid for the purchase of the Option may be determined at the termination, rather than the initiation, of the Option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the Option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the Option and adjustments made to the strike price of the Option, and (ii) the Option purchaser may default on its obligation to pay the premium at the termination of the Option.

The Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter Options and assets used to cover written over-the-counter Options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter Options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter Options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an Option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the Option, plus the amount, if any, of the Option's intrinsic value (i.e., the amount that the Option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the Option if the Option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter Options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these Options as illiquid for purposes of such illiquidity ceiling.

YIELD CURVE OPTIONS: The Fund may also enter into Options on the "spread," or yield differential between two securities, in transactions referred to as "yield curve" Options. In contrast to other types of Options, a yield curve Option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve Option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve Options may be used for the same purposes as other Options on securities. Specifically, the Fund may purchase or write such Options for hedging purposes. For example, the Fund may purchase a call Option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve Options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve Options is subject to all of the risks associated with the trading of other types of Options. In addition, however, such Options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve Options written by the Fund will be "covered." A call (or put) Option is covered if the Fund holds another call (or put) Option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two Options. Therefore, the Fund's liability for such a covered Option is generally limited to the difference between the amount of the Fund's liability under the Option written by the Fund less the value of the Option held by the Fund. Yield curve Options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the Option is traded and applicable laws and regulations. Yield curve Options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are liquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Options on Securities" above for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.


OPTIONS ON STOCK INDICES: As noted in the Prospectus, the Fund may write (sell) covered call and put Options and purchase call and put Options on stock indices. The Fund may cover call Options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call Option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call Options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put Options on stock indices by maintaining liquid assets in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the Option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call Option, which increases the Fund's gross income in the event the Option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call Option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call Option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put Option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put Options on indexes will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the Option.

The Fund may also purchase put Options on stock indices to hedge its investments against a decline in value. By purchasing a put Option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put Option. If the value of the Fund's investments does not decline as anticipated, or if the value of the Option does not increase, the Fund's loss will be limited to the premium paid for the Option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call Options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call Options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call Options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on municipal bond or other financial indices, including any index of U.S. or foreign government securities as such instruments become available for trading ("Futures Contracts"). A "sale" of a Futures Contract means a contractual obligation to deliver the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. U.S. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Existing contract markets include the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Futures Contracts are traded on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into Futures Contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, and three-month U.S. Treasury Bills. The Fund may also enter into Futures Contracts which are based on corporate securities, non-U.S.
Government bonds and Eurodollar deposits.

At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to a Futures Contract based on fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the purchase or sale of a Futures Contract, in the case of a portfolio, such as the portfolio of the Fund, holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.


Also, the Fund may purchase or sell stock index Futures Contracts to attempt to protect current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions a long futures position may be terminated without a related purchase of securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts") for hedging purposes. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law. The purchase of a call Option on a Futures Contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying debt securities. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality government securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality government securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of fixed income securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for hedging purposes in a manner similar to the way Forward Contracts will be utilized. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, less transaction costs, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


All call and put options written on foreign currencies will be covered. A call option written on foreign currencies by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Call and put options on foreign currencies may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded and applicable rules and regulations.


ADDITIONAL RISKS OF INVESTING IN OPTIONS ON SECURITIES, OPTIONS ON STOCK INDICES, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by the Fund in Futures Contracts, options on foreign currencies and Forward Contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities and on stock indices may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of fixed income portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the fixed income portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. Where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of fixed income securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches.

The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the fixed income securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that the Fund may purchase and write Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes to the extent permitted by applicable law for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of fixed income portfolio securities or decreases in the cost of fixed income securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits", established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the U.S., events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC have jurisdiction over the trading in the U.S. of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. The Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

RISKS OF INVESTMENTS IN EMERGING MARKETS: Investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.


The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e. principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positive or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deterioriates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

LENDING OF FIXED INCOME SECURITIES: The Fund may seek to increase its income by lending fixed income portfolio securities to entities deemed creditworthy by the Adviser. Such loans would be required to be secured continuously by collateral in cash, U.S. Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the futures purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


PORTFOLIO MANAGEMENT: Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held, subject to tax requirements for the Fund's qualification as a regulated investment company. A high turnover rate involves greater expenses, including higher brokerage and transactions costs, to the Fund. The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective. See "Portfolio Transactions and Brokerage Commissions" below.
                            ------------------------

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Fund (or a class, as applicable) or (ii) 67% or more of the outstanding shares of the Fund (or a class, as applicable) present at a meeting at which holders of more than 50% of the outstanding shares of the Fund (or a class, as applicable) are represented in person or by proxy):

The Fund may not:

    (1) borrow money or pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 1/3 of its assets (the Fund will borrow money only from banks; for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, options on foreign currencies and collateral arrangements with respect to initial and variation margin are not considered a pledge of assets). While borrowings exceed 5% of the Fund's gross assets, no securities may be purchased; however, the Fund may complete the purchase of securities already contracted for;

    (2) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with Futures Contracts, Options on Futures Contracts and options;

    (3) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except currencies, currency options or futures, forward contracts or Futures Contracts) in the ordinary course of the business of the Fund (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

    (5) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

    (6) issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts and options on foreign currencies and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security);

    (7) make loans to other persons except through the lending of its portfolio securities not in excess of 30% of its total assets (taken at market value) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions;

    (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options); or

    (9) invest more than 25% of the value of its total assets in any industry.

Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. As a non-fundamental policy, the Fund will not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), unless the Board of Trustees has determined that such securities are liquid based on trading markets for the specific security, if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy of the Fund, the Fund may not invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

3.  MANAGEMENT OF THE FUND
The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, Former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; Bank of NT Butterfield & Son
  Limited, Chairman.
Address: 21 Reid Street, Hamilton, Bermuda HM 12

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 7/9/27)
Benchmark Advisors, Inc., (Financial Consultants) President and Treasurer;
  Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (Mutual Fund), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES,* Trustee and Vice President (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS

JOHN D. LAUPHEIMER, JR.,* Vice President (born 7/30/57)
Masssachusetts Financial Services Company, Vice President

LESLIE J. NANBERG,* Vice President (born 11/4/45)
Massachusetts Financial Services Company, Senior Vice President

JAMES T. SWANSON,* Vice President (born 6/12/49)
Massachusetts Financial Services Company, Senior Vice President

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

------------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Brodkin, Scott and Shames. The Fund will accrue compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                       RETIREMENT
                                         BENEFIT                 TOTAL TRUSTEE
                                       ACCRUED AS     ESTIMATED       FEES
                                         PART OF      CREDITED   FROM FUND AND
                        TRUSTEE FEES  FUND EXPENSE      YEARS    FUND COMPLEX
TRUSTEE                 FROM FUND(1)       (1)      OF SERVICE(2)     (3)
-------------------------------------------------------------------------------
Richard B. Bailey ......   $3,050        $  785         10         $247,168
A. Keith Brodkin .......      -0-           -0-         N/A             -0-
Marshall N. Cohan ......    4,175         1,666         14          149,258
Lawrence H. Cohn .......    3,725           460         18          136,508
The Hon. Sir
  J. David Gibbons .....    3,725         1,286         13          136,508
Abby M. O'Neill ........    3,275           583         10          123,758
Walter E. Robb, III ....    4,175         1,666         14          149,258
Arnold D. Scott ........      -0-           -0-         N/A             -0-
Jeffrey L. Shames ......      -0-           -0-         N/A             -0-
J. Dale Sherratt .......    4,175           527         20          149,258
Ward Smith .............    4,175           725         13          149,258

(1) For fiscal year ended October 31, 1996.
(2) Based on normal retirement age of 75.
(3) For calendar year December 31, 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $14.9 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).


         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                               YEARS OF SERVICE
                                 ---------------------------------------------
      AVERAGE TRUSTEE FEES            3           5          7     10 OR MORE
--------------------------------------------------------------------------------
             $2,745                  $412      $  686     $  961     $1,373
              3,115                   467         779      1,090      1,557
              3,484                   523         871      1,219      1,742
              3,854                   578         963      1,349      1,927



              4,223                   633       1,056      1,478      2,112
              4,593                   689       1,148      1,607      2,296

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



As of January 31, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

As of January 31, 1997, Merrill, Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive, E., 3rd Floor, Jacksonville, FL 32246-6484 for the sole benefit of its customers, was the record owner of approximately 5.65% of the outstanding Class B shares of the Fund. As of January 31, 1997, Merrill, Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive E., 3rd Floor, Jacksonville, FL 32246-6484 for the sole benefit of its customers, was the record owner of 6.00% of the outstanding Class C shares of the Fund.

The Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless as to liability to the Fund or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated September 9, 1987 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to the sum of .50% of the average daily net assets of the Fund and 7.14% of the gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions, or premiums from options written) of the Fund for the current fiscal year. Effective June 1, 1993, the Adviser has voluntarily reduced its right to receive the fee set forth in the Advisory Agreement to a maximum of 0.75% of the average daily net assets of the Fund. This temporary reduction may be rescinded at any time by the Adviser without notice to shareholders.

For the Fund's fiscal year ended October 31, 1996, MFS received a management fee under the Advisory Agreement of $465,666. If MFS had not reduced its management fee, MFS would have received a management fee of $768,788 (of which $341,027 would have been based on average daily net assets and $427,761 on gross income), which would have been equivalent, on an annualized basis, to 1.12% of the Fund's average daily net assets. For the Fund's fiscal year ended October 31, 1995, MFS received a management fee under the Advisory Agreement of $364,207. If MFS had not reduced its management fee, MFS would have received a management fee of $563,213 (of which $242,748 was based on average daily net assets and $322,465 on gross income, before a voluntary reduction of $201,006), which would have been equivalent on an annualized basis to 1.16% of the Fund's average daily net assets. For the Fund's fiscal year ended October 31, 1994, MFS received management fees under the Advisory Agreement of $297,813. If MFS had not reduced its management fee, MFS would have received a management fee of $553,489 (of which $261,272 was based on average daily net assets and $292,217 on gross income) which would have been equivalent on an annual basis to 1.06% of the Fund's average daily net assets. In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements. Any such adjustment would not become effective until the beginning of the Fund's next fiscal year following the date of such amendments or the date on which such requirements become no longer applicable.

The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.

The Advisory Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS , is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement dated May 6, 1991 (the "Agency Agreement") with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing

Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of January 1, 1995 as amended and restated. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B, CLASS C AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

During the Fund's fiscal year ended October 31, 1996, MFD received sales charges of $26,837 and dealers received sales charges of $151,358 (as their concession on gross sales charges of $178,195) for selling Class A shares of the Fund. The Fund received $9,230,573 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1995, MFD received sales charges of $12,776 and dealers received sales charges of $60,939 (as their concession on gross sales charges of $73,715) for selling Class A shares of the Fund. The Fund received $3,332,860 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1994, MFD received sales charges of $7,725 and dealers received sales charges of $73,526 (as their concession on gross sales charges of $81,251) for selling Class A shares of the Fund; the Fund received $3,014,713 representing the aggregate net asset value of such shares.

During the Fund's fiscal year ended October 31, 1996, the CDSC imposed on redemption of Class A, B and C shares were $21, $28,744 and $397, respectively. During the Fund's fiscal year ended October 31, 1995, the CDSC imposed on redemption of Class A and Class B shares were $0 and $28,517, respectively. During the period from September 7, 1993 through October 31, 1994, the CDSC imposed on redemption of Class A and Class B shares were $0 and $7,154, respectively.

The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin and Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal years ended October 31, 1995 and 1996, no brokerage commissions were paid. For the fiscal year ended October 31, 1994, total brokerage commissions of $2,399 were paid on total transactions of $156,786,605. During the Fund's fiscal year ended October 31, 1996, the Fund did not acquire or sell securities issued by affiliates of regular broker-dealers of the Fund.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


     RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made.

If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


     SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order:
(i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the earliest "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. Maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


     INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

     GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


     AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds, if available for sale, selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Transfers will continue to be made from a shareholder's account, in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No service fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's transfer.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


     REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of

Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 90-day period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax advisor for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e. an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the New York Stock Exchange (the "Exchange"), the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred retirement plan.


Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund and MFS Government Money Market Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:


    Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

    Simplified Employee Pension (SEP-IRA) Plans;

    Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"), as amended;

    403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

    Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


Investors should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

6.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income (including certain foreign currency gains) and any distributions from net short-term capital gains, are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held shares in the Fund. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchange or by reinvestment) of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon securities, deferred interest bonds, payment-in- kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC", can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The holding of foreign currencies for nonhedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund.

Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries are not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

7.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A Shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B Shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended October 31, 1996, the Fund paid the following Distribution
Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
Class A Shares                      $166,446       $ 68,798        $97,648
Class B Shares                      $168,585       $129,457        $39,128
Class C Shares                      $ 40,187       $     82        $40,105


GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distributions Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE
NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD in its capacity as the Fund's distributor, or its agent, the shareholder servicing agent, prior to the close of that business day.


PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (5% maximum for Class B shares purchased on and after January 1, 1993, but before September 1, 1993 and 4% maximum for Class B shares and 1% maximum for Class C shares purchased after April 1, 1996) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (4.75% maximum for Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results," assume an initial investment of $10,000 in Class A shares, and cover the period from the commencement of investment operations, October 29, 1987, to December 31, 1996. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value of shares and account balance information may be obtained by calling 1-800- MFS-TALK (637-8255).

YIELD: Any yield quotation for a class of shares of the Fund will be based on the annualized net investment income per share of that class over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period, by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum offering price per share of such class on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares. Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto.

GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar related matters.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933.

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  --  1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markerts fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest solely in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
    LIABILITIES
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each series of the Trust, Class A shares, Class B shares, Class C shares and Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Fund. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Fund. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of a majority of the Fund's outstanding shares (as defined in "Investment Restrictions"). The Fund may be terminated (i) upon the merger or consolidation of the Fund with another organization or upon the sale of all or substantially all of its assets, if approved by the vote of the holders of two-thirds of the Fund's outstanding shares, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Fund, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Fund will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund and its shareholders and the Trustees, officers, employees and agents of the Fund covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


10.  INDEPENDENT AUDITORS AND FINANCIAL
     STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and Statement of Assets and Liabilities at October 31, 1996, the Statement of Operations for the year ended October 31, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1996, the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A



                             PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.


                      MFS STRATEGIC INCOME FUND -- CLASS A
--------------------------------------------------------------------------------------------------------------------
                               VALUE OF                   VALUE OF               VALUE OF
                           INITIAL $10,000               CAP. GAIN              REINVESTED                TOTAL
  DATE                        INVESTMENT               DISTRIBUTIONS             DIVIDENDS                VALUE
 ------                        -------                 -------------             ---------                -----
12/31/87*                       $9,765                      $ 0                   $  146                 $ 9,911
12/31/88                         9,735                       36                    1,382                  11,153
12/31/89                         8,920                       33                    2,660                  11,613
12/31/90                         7,729                       28                    3,986                  11,743
12/31/91                         8,441                       31                    6,190                  14,662
12/31/92                         8,054                       30                    7,350                  15,434
12/31/93                         8,503                       31                    8,940                  17,474
12/31/94                         7,484                       27                    8,927                  16,438
12/31/95                         8,258                       30                   11,483                  19,771
12/31/96                         8,340                       31                   13,365                  21,736

------------
*From commencement of investment operations, October 29, 1987.
Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.



                             PERFORMANCE QUOTATIONS


All performance quotations are for the fiscal year ended October 31, 1996.

                                                                                        ACTUAL
                                               AVERAGE ANNUAL TOTAL RETURNS*            30-DAY          30-DAY
                                                                          10 YEAR        YIELD           YIELD
                                                                             OR       (INCLUDING       (WITHOUT       CURRENT
                                                                          LIFE OF        ANY              ANY       DISTRIBUTION
                                             1 YEAR         5 YEAR          FUND       WAIVERS)         WAIVERS)        RATE
                                             ------         ------        -------      --------         --------    ------------
Class A Shares with sales charge ...........  5.21%       7.49%          8.72%(1)       7.73%            6.03%          6.93%
Class A Shares without sales charge ........ 10.42%       8.54%          9.31%(1)        N/A              N/A            N/A
Class B Shares with CDSC ...................  5.68%       7.74%(2)       9.03%(2)        N/A              N/A            N/A
Class B Shares without CDSC ................  9.68%       8.04%(2)       9.03%(2)       7.40%            5.62%          6.73%
Class C Shares with CDSC ...................  8.80%       8.16%(3)       9.10%(3)        N/A              N/A            N/A
Class C Shares without CDSC ................  9.80%       8.16%(3)       9.10%(3)       7.44%            5.66%          6.71%

(1) From the initial public offering date of Class A shares on October 29, 1987.
(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on September 1, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class C shares performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
  * Total rate of return figures would have been lower if fee waivers were not in place.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

PRINCIPAL UNDERWRITER
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606


Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116


MFS(R)
STRATEGIC
INCOME FUND


500 BOYLSTON STREET
BOSTON, MA 02116


                           MSI-13-3/97/500 34/234/334


[MFS LOGO](SM)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)

[Logo]
INVESTMENT MANAGEMENT

                                                                   ANNUAL REPORT
                                                                  FOR YEAR ENDED
                                                                OCTOBER 31, 1996

MFS(R) STRATEGIC INCOME FUND



[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 3
Portfolio Manager's Profile ................................................ 5
Portfolio Concentration .................................................... 5
Fund Facts ................................................................. 6
Performance Summary ........................................................ 6
Portfolio of Investments ................................................... 9
Financial Statements .......................................................15
Notes to Financial Statements ..............................................22
Independent Auditors' Report .............................................. 32
Trustees and Officers ......................................................33

HIGHLIGHTS

* FOR THE YEAR ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 10.42%, CLASS B SHARES 9.68%, AND CLASS C SHARES 9.80%.

   * THE FUND'S PERFORMANCE WAS HELPED BY ITS ALLOCATION TO THE HIGHER-YIELDING FIXED-INCOME MARKETS, INCLUDING CORPORATE AND EMERGING MARKETS, WHICH HAVE BEEN THE BEST PERFORMERS IN THE FIXED-INCOME UNIVERSE.

   * WE ARE SEEKING TO INCREASE THE FUND'S YIELD BY REDUCING ITS INTERNATIONAL EXPOSURE TO MATURE COUNTRIES AND ITS POSITION IN THE U.S. GOVERNMENT SECTOR, WHERE YIELD LEVELS IN GENERAL HAVE DROPPED, AND REPLACING THESE SEGMENTS WITH MORE HIGH-YIELD U.S. CORPORATE BONDS, EMERGING MARKET DEBT, AND SOME HIGHER-GRADE MORTGAGE-BACKED SECURITIES.

   * THE FUND HAS A RELATIVELY HIGH WEIGHTING IN EMERGING MARKETS, WHICH WE BELIEVE ARE CHEAP RELATIVE TO OTHER FIXED-INCOME MARKETS, AND WHERE OUR LONG-TERM OUTLOOK FORESEES HIGHER GROWTH RATES COMPARED TO THOSE OF DEVELOPED COUNTRIES. INVESTMENTS IN EMERGING MARKET SECURITIES MAY PROVIDE SUPERIOR RETURNS BUT ALSO INVOLVE GREATER RISK.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

[Photo of A. Keith Brodkin]


As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti- inflationary stance. In the beginning of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    ------------------------------
    A. Keith Brodkin
Chairman and President

November 12, 1996

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of James T. Swanson]

In a mostly favorable global environment for financial assets, with inflation on a downward trend in Europe, Asia, and North America and interest rates in most countries declining or stable, Class A shares of the Fund provided a total return of 10.42% for the year ended October 31, 1996, Class B shares 9.68%, and Class C shares 9.80%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE, JIM?
A. The Fund's performance has been strong because of our allocation of assets to the higher-yielding fixed-income markets, including corporate and emerging markets, which have been the best performers in the fixed-income universe. Also, our use of five or more asset classes has helped us reduce the portfolio's volatility.

Q. COULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?

A. As yields fell throughout the world on news of declining inflation, it became difficult to keep the Fund's distribution level high. Even more difficult was interpreting the news on the U.S. economy which, despite being largely positive, has defied conventional thinking on business cycle patterns, wherein one would have expected by now to have seen an upsurge in inflation, the biggest risk to bonds and other financial assets.

Q. WHAT IS YOUR VIEW ON THE U.S. INTEREST RATE ENVIRONMENT, AND HAVE YOU MADE ANY CHANGES IN THE FUND TO REFLECT THAT OUTLOOK?
A. We are concerned about interest rates in the United States, which we think are vulnerable to upward pressure due to tight labor markets and rising wages. Accordingly, we are keeping the Fund's U.S. government portion near its all-time low (10% to 15% of assets) and our duration in the neutral to short range.

Q. WHAT CAN YOU TELL US ABOUT ANY OTHER CHANGES IN THE FUND'S MANAGEMENT?

A. Our near-term plan is to reduce our international exposure to mature countries (following a period of good gains from that sector) and our position in the U.S. government sector because these markets are more at risk to faster world growth and because their yield levels, in general, have dropped. We will replace these segments with more high-yield U.S. corporate bonds, slightly more emerging market debt, and a small portion of higher-grade mortgage-backed securities.

Q. WHY ARE YOU DOING THIS?

A. Going forward, we see lower volatility in the fixed-income markets in general as inflation rates and interest rates converge around the world. Given that backdrop, we see the "spread markets," that is, the higher-yielding markets, offering the better risk/reward potential because of our belief that their higher coupon streams, reinvested, will produce higher returns than lower-yielding markets that drift sideways. Of course, the key to successful implementation of this strategy is thorough research, to help us avoid credit mistakes.

Q. HOW ABOUT THE INTERNATIONAL BOND MARKET? WHAT PARTS OF THE WORLD LOOK MOST FAVORABLE TO YOU NOW, AND HAVE YOU MADE ANY MOVES TOWARD THOSE AREAS?

A. International sovereigns have done well, particularly in Europe. Prices in high-yielding countries such as Spain and Italy have risen as the European union has begun to look more certain. However, much of the relative value from that trade has already occurred, and we see better value in other markets. At the same time, emerging markets still look exciting to us.

Q. WHAT AREAS OF THE WORLD ARE YOU AVOIDING OR UNDERWEIGHTING, AND WHY?
A. We are avoiding much of Asia because we feel yield spreads there suggest high valuation levels.

Q. TELL US ABOUT THE EMERGING MARKETS. THE FUND HAS BEEN AT OR NEAR ITS MAXIMUM WEIGHTING IN THESE MARKETS FOR SOME TIME, SO YOU MUST LIKE SOMETHING ABOUT THEM. WHAT IS IT?

A. First, we believe these markets are cheap relative to other fixed-income markets. Second, our long-term outlook foresees higher growth rates from these countries than from the developed countries. Finally, the end of centrally planned economies has rejuvenated many stagnant economies as their governments have shown the political will to move to free-market economic systems. We think all of these developments are creating a favorable environment for these countries' bonds.

Respectfully,

/s/ James T. Swanson
    -------------------------------
James T. Swanson
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

   JAMES SWANSON IS A SENIOR VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES
   (MFS). HE IS PORTFOLIO MANAGER OF MFS WORLD ASSET ALLOCATION FUND, MFS STRATEGIC INCOME FUND, MERIDIAN CHARTER INCOME FUND, AND TWO CLOSED-END FUNDS
   - MFS CHARTER INCOME TRUST AND MFS MULTIMARKET INCOME TRUST. MR. SWANSON JOINED MFS IN 1985 AS A VICE PRESIDENT - INVESTMENTS AND WAS NAMED A SENIOR VICE PRESIDENT IN 1989. HE WAS NAMED PORTFOLIO MANAGER OF MFS STRATEGIC INCOME FUND IN 1991, OF MFS CHARTER INCOME TRUST AND MFS MULTIMARKET INCOME TRUST IN 1992, AND OF MFS WORLD ASSET ALLOCATION FUND UPON ITS INCEPTION IN JULY 1994. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

LARGEST SECTORS

Corporates            65.5%
Emerging Markets        23%
Foreign Governments    7.5%
U.S. Treasuries          3%
Cash                     1%




TAX FORM SUMMARY

IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY
REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

FUND FACTS

STRATEGY:               THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE HIGH
                        CURRENT INCOME BY INVESTING IN FIXED-INCOME SECURITIES.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  OCTOBER 29, 1987

SIZE:                   $80.3 MILLION NET ASSETS AS OF OCTOBER 31, 1996



PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Strategic Income Fund Class A shares in comparison to various market indicators. Classs A share results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from November 1, 1987 to October 31, 1996)

           MFS Strategic
            Income Fund     Consumer Price      S&P 500     Lehman Brothers
              Class A        Index -- U.S.     Composite      Govt./Corp.
           -------------    --------------     ---------    ---------------
11/87         9524.00           10000.0          10000.0         10000.0
10/89         11754.0           10893.0          14499.0         12406.0
10/91         14317.0           11917.0          17991.0         15099.0
10/93         17537.0           12637.0          22610.0         18962.0
10/95         19532.0           13331.0          29644.0         21005.0
10/96         21568.0           13732.0          36747.0         22137.0

AVERAGE ANNUAL TOTAL RETURNS
                                                                                                                          Life
                                                                           1 Year        3 Years        5 Years       of Fund#
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class A)
  including 4.75% sales charge                                            + 5.21%        + 5.40%        + 7.49%        + 8.72%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class A) at net asset value                    +10.42%        + 7.14%        + 8.54%        + 9.31%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class B) with CDSC                             + 5.68%        + 5.49%        + 7.74%        + 9.03%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class B) without CDSC                          + 9.68%        + 6.36%        + 8.03%        + 9.03%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class C) with CDSC                             + 8.80%        + 6.52%        + 8.16%        + 9.10%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class C) without CDSC                          + 9.80%        + 6.52%        + 8.16%        + 9.10%
------------------------------------------------------------------------------------------------------------------------------
Average flexible income fund**                                            +12.45%        + 6.05%        + 9.69%        + 8.82%
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government Corporate Bond Index+                          + 5.37%        + 5.30%        + 7.95%        + 8.47%
------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index++                            + 5.36%        + 7.94%        + 9.91%        +10.04%
------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Composite High-Yield Bond Index##                        + 5.46%        + 6.03%        + 9.53%        + 9.78%
------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index***                                  +23.89%        +17.57%        +15.47%        +14.60%
------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                     + 3.01%        + 2.81%        + 2.88%        + 3.68%
------------------------------------------------------------------------------------------------------------------------------

   #For the period from the commencement of investment operations, October 29,
    1987 to October 31, 1996.
   *The Consumer Price Index is a popular measure of change in prices.
  **Source: Lipper Analytical Services.
   +The Lehman Brothers Government Corporate Bond Index is an unmanaged, market-value-weighted index of U.S. Treasury and government agency securities, excluding mortgage-backed securities, and investment-grade debt obligations of domestic corporations.
  ++The Salomon Brothers World Government Bond Index is an unmanaged, market-value-weighted index of straight-issue bonds from the complete universes of 14 government sectors with remaining maturities of at least one year.
  ##The Salomon Brothers Composite High-Yield Bond Index is an unmanaged, market-value- weighted index of public, non-convertible cash pay and deferred-interest U.S. corporate bonds with a remaining maturity of at least seven years and a credit rating between "CCC" and "BB+."
 ***The Standard and Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. See the prospectus for details. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on September 1, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO OF INVESTMENTS -- October 31, 1996
Bonds - 83.0%
-----------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)          Value
-----------------------------------------------------------------------------
Foreign - U.S. Dollar Denominated - 19.0%

  Banco Nacional de Commerce, 7.25s, 2004             $3,500  $   2,931,250
  Empresas ICA Sociedad S.A., 11.875s, 2001            2,500      2,582,813
  Federal Republic of Brazil, 6.688s, 2001                14         13,104
  Federal Republic of Brazil, 4.5s, 2014               2,753      1,886,096
  Grupo Elektra S.A., 12.75s, 2001                     1,500      1,571,250
  Hidroelectrica Alicura, 8.375s, 1999##                 500        486,250
  United Mexican States, 6.398s, 2019                  6,000      4,927,500
  United Mexican States, 6.453s, 2019                  1,000        821,250
                                                              -------------
                                                              $  15,219,513
-----------------------------------------------------------------------------
U.S. Bonds - 56.4%
  Airlines - 1.0%
    K & F Industries, Inc., 11.875s, 2003             $  250  $     270,000
    K & F Industries, Inc., 10.375s, 2004                500        515,000
                                                              -------------
                                                              $     785,000
-----------------------------------------------------------------------------
  Automotive - 0.6%
    Harvard Industries, Inc., 12s, 2004               $  500  $     460,000
-----------------------------------------------------------------------------
  Building - 1.2%
    Building Materials Corp., 0s, 2004                $  900  $     740,250
    Nortek, Inc., 9.875s, 2004                           250        248,750
                                                              -------------
                                                              $     989,000
-----------------------------------------------------------------------------
  Cellular Telephones - 0.6%
    Rogers Cantel, Inc., 9.375s, 2008                 $  500  $     502,500
-----------------------------------------------------------------------------
  Chemicals - 1.4%
    NL Industries, Inc., 11.75s, 2003                 $  250  $     257,813
    UCC Investors Holdings, Inc., 0s, 2005             1,000        875,000
                                                              -------------
                                                              $   1,132,813
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Food Brands America, Inc., 10.75s, 2006           $  750  $     780,000
    Ithaca Industries, Inc., 11.125s, 2002+              100         59,000
    Revlon, Inc., 10.5s, 2003                            200        208,000
    Sealy Corp., 9.5s, 2003                              500        497,500
    Westpoint Stevens, Inc., 9.375s, 2005                250        252,500
                                                              -------------
                                                              $   1,797,000
-----------------------------------------------------------------------------
  Containers - 3.8%
    Calmar, Inc., 11.5s, 2005                         $  250  $     255,937
    Gaylord Container Corp., 11.5s, 2001                 500        531,250
    Ivex Packaging Corp., 12.5s, 2002                    100        107,500
    Owens-Illinois, Inc., 11s, 2003                    1,000      1,098,750
    Stone Container Corp., 10.75s, 2002                1,000      1,050,000
                                                              -------------
                                                              $   3,043,437
-----------------------------------------------------------------------------
  Defense Electronics - 0.7%
    Alliant Techsystem, Inc., 11.75s, 2003            $  500  $     545,000
-----------------------------------------------------------------------------
  Entertainment - 0.4%
    Marvel Holdings, Inc., 0s, 1998                   $  500  $     210,000
    United Artist Theater Circuit, Inc.,
      11.5s, 2002                                        100        106,000
                                                              -------------
                                                              $     316,000
-----------------------------------------------------------------------------
  Financial Institutions - 1.2%
    First Nationwide Corp., 10.625s, 2003##           $  600  $     630,000
    Penncorp Financial Group, Inc., 9.25s, 2003          330        344,850
                                                              -------------
                                                              $     974,850
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Specialty Foods Corp., 10.25s, 2001               $  500  $     460,000
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Fort Howard Corp., 9.25s, 2001                    $  500  $     515,000
-----------------------------------------------------------------------------
  Machinery - 0.6%
    AGCO Corp., 8.5s, 2006                            $  500  $     505,000
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Beverly Enterprises, 9s, 2006                     $  460  $     453,100
    Tenet Healthcare Corp., 10.125s, 2005                500        548,750
                                                              -------------
                                                              $   1,001,850
-----------------------------------------------------------------------------
  Metals and Minerals - 1.7%
    Haynes International, Inc., 11.625s, 2004         $1,000  $   1,040,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002       300        297,000
                                                              -------------
                                                              $   1,337,000
-----------------------------------------------------------------------------
  Oil Services - 1.0%
    Falcon Drilling, Inc., 8.875s, 2003               $  500  $     487,500
    Ferrell Gas LP, 10s, 2001                            200        206,000
    Tuboscope Vetco International, Inc.,
      10.75s, 2003                                       100        106,000
                                                              -------------
                                                              $     799,500
-----------------------------------------------------------------------------
  Oils - 0.7%
    Gulf Canada, 9.25s, 2004                          $  500  $     518,750
-----------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    Red Roof Inns, Inc., 9.625s, 2003                 $  500  $     487,500
-----------------------------------------------------------------------------
  Special Products and Services - 4.6%
    Central Transport Rental Finance
      Corp., 9.5s, 2003                               $  143  $     132,249
    IMO Industries, Inc., 11.75s, 2006                   500        515,000
    Interlake Corp., 12.125s, 2002                       500        512,500
    Mark IV Industries, Inc., 8.75s, 2003                500        512,500
    Polymer Group, Inc., 12.25s, 2002                    333        362,970
    Synthetic Industries, Inc., 12.75s, 2002           1,000      1,085,000
    Thermadyne Holdings Corp., 10.75s, 2003              500        515,000
                                                              -------------
                                                              $   3,635,219
-----------------------------------------------------------------------------
  Steel - 0.6%
    Commonwealth of Aluminum Corp.,
      10.75s, 2006##                                  $  500  $     507,500
-----------------------------------------------------------------------------
  Stores - 1.1%
    Limited, Inc., 7.5s, 2023                         $1,000  $     907,500
-----------------------------------------------------------------------------
  Student Loan Revenue - 0.6%
    Talley Manufacturing & Technology,
      Inc., 10.75s, 2003                              $  500  $     517,500
-----------------------------------------------------------------------------
  Supermarkets - 2.6%
    Dominick's Finer Foods Co., 10.875s, 2005         $  500  $     551,875
    Pathmark Stores, Inc., 9.625s, 2003                  500        488,750
    Ralph's Grocery Co., 10.45s, 2004                    500        505,000
    Smiths Food & Drug, 11.25s, 2007                     500        540,000
                                                              -------------
                                                              $   2,085,625
-----------------------------------------------------------------------------
  Telecommunications - 12.1%
    American Radio Systems Corp., 9s, 2006            $  500  $     477,500
    Bell Cablemedia PLC, 0s, 2005                        250        181,250
    Brooks Fiber Properties, Inc., 0s, 2006              500        292,500
    Cablevision Industries Corp., 9.25s, 2008            100        105,855
    Comcast Corp., 9.375s, 2005                          500        497,500
    Continental Cablevision, Inc., 8.3s, 2006            500        530,000
    Diamond Cable Communications, 0s, 2005               250        164,375
    Echostar Satellite Broadcasting
      Corp., 0s, 2004                                  1,000        705,000
    Falcon Holdings Group, Inc., 11s, 2003*              216        196,996
    Grand Union Co., 12s, 2004                           750        757,500
    Intermedia Capital Partners, 11.25s, 2006##           75         75,000
    Jones Intercable, Inc., 10.5s, 2008                  500        527,500
    MFS Communications, Inc., 0s, 2006                 1,000        707,500
    Marcus Cable Operating Co., 0s, 2004                 500        383,750
    Mobilemedia Communications, Inc., 1s, 2003           275        132,000
    Panamsat Capital Corp., 0s, 2003                     500        460,000
    Pronet, Inc., 11.875s, 2005                          200        184,000
    Rogers Cablesystems, Inc., 10.125s, 2012             500        495,000
    Teleport Communications Group, 0s, 2007              500        320,000
    Total Access Communication Public,
      8.375s, 2006##                                   1,000      1,005,000
    Turner Broadcasting Systems, Inc.,
      8.375s, 2013                                     1,000      1,019,310
    Western Wireless Corp., 10.5s, 2007##                500        501,250
                                                              -------------
                                                              $   9,718,786
-----------------------------------------------------------------------------
  Transportation - 0.1%
    Continental Airlines, Inc., 11.75s, 1995+         $  500  $          50
    Moran Transportation Co., 11.75s, 2004               100        106,000
                                                              -------------
                                                              $     106,050
-----------------------------------------------------------------------------
  U.S. Treasury Bond - 2.6%
    U.S. Treasury Bonds, 13.375s, 2001                $1,600  $   2,076,752
-----------------------------------------------------------------------------
  Utilities - Electric - 10.6%
    First PV Funding Corp., 10.3s, 2014               $  750  $     795,937
    First PV Funding Corp., 10.15s, 2016                 343        365,295
    Midland Cogeneration Funding Venture Corp.,
      10.33s, 2002                                     1,261      1,333,369
    Midland Funding Corp., "B", 13.25s, 2006           2,500      2,900,925
    Niagara Mohawk Power Corp., 8.77s, 2018              990        943,262
    Texas & New Mexico Power Co., 12.5s, 1999          2,000      2,189,600
                                                              -------------
                                                              $   8,528,388
-----------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    Maxus Energy Corp., 11.25s, 2013                  $1,000  $   1,022,500
-----------------------------------------------------------------------------
Total U.S. Bonds                                              $  60,495,533
-----------------------------------------------------------------------------
Foreign Bonds - 7.6%
  Canada - 0.8%
    Government of Canada, 9.5s, 2010 CAD                 700  $     648,678
-----------------------------------------------------------------------------
  Germany - 4.5%
    Federal Republic of Germany, 6.5s, 2005  DEM       2,643  $   1,799,434
    Federal Republic of Germany, 7.375s, 2005          2,525      1,817,235
                                                              -------------
                                                              $   3,616,669
-----------------------------------------------------------------------------
  Italy - 0.8%
    Republic of Italy, 8.313s, 2006  ITL             890,000  $     637,130
-----------------------------------------------------------------------------
  Spain - 1.5%
    Government of Spain, 8.3s, 1998  ESP              80,700  $     649,575
    Government of Spain, 8.4s, 2001                   71,500        587,932
                                                              -------------
                                                              $   1,237,507
-----------------------------------------------------------------------------
Total Foreign Bonds                                           $   6,139,984
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $66,045,625)                    $  66,635,517
-----------------------------------------------------------------------------

Common Stocks - 1.1%
-----------------------------------------------------------------------------
                                                      Shares
-----------------------------------------------------------------------------
  Central Transport Rental Group*                     69,925  $      19,666
  Gillett Holdings, Inc.*++                           22,594        858,572
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $271,467)               $     878,238
-----------------------------------------------------------------------------
Preferred Stocks - 6.4%
-----------------------------------------------------------------------------
  Cablevision Systems Corp.                            5,356  $     488,735
  First Nationwide Bank                               30,000      3,442,500
  Long Island Lighting Co.                            25,000        625,000
  Renaissance Cosmetics, Inc.++                          500        505,000
  Time Warner, Inc.*##                                   104        110,110
-----------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $5,223,750)          $   5,171,345
-----------------------------------------------------------------------------

Convertible Preferred Stock
-----------------------------------------------------------------------------
Issuer                                                Shares          Value
-----------------------------------------------------------------------------
  UDC Homes, Inc.                                          6  $       5,121
-----------------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------------
                                                    Warrants
-----------------------------------------------------------------------------
  American Media, Inc.*                               27,000  $         422
  Atlantic Gulf Communities Corp.++                      100            538
  ICO, Inc.*                                          62,500         40,625
-----------------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                          $      41,585
-----------------------------------------------------------------------------

Repurchase Agreement - 4.4%
-----------------------------------------------------------------------------
                                            Principal Amount
                                               (000 Omitted)
-----------------------------------------------------------------------------
  Goldman Sachs, dated 10/31/96, due 11/01/96,
  total to be received $3,687,917 (secured by
  various U.S. Treasury and federal agency
  obligations in a jointly traded account), at
  Amortized Cost                                  $    3,494  $   3,494,000
-----------------------------------------------------------------------------

Short-Term Obligations - 4.2%
-----------------------------------------------------------------------------
  Argentina Treasury Bill, due 1/17/97            $    1,000  $     982,797
  CSFB Russia Note, due 12/27/96++                     2,000          1,956
  Pembangunan Perumahan, due 12/19/96      IDR     1,000,000            580
-----------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $3,340,758)    $   3,360,860
-----------------------------------------------------------------------------

Call Options Purchased - 0.1%
-----------------------------------------------------------------------------
                                            Principal Amount
                                                of Contracts
Issuer/Expiration Month/Strike Price           (000 Omitted)
-----------------------------------------------------------------------------
  German Marks/British Pounds/
    November/2.2145                    DEM/GBP         2,537           --
  Japanese Government Bonds/
    November/114.355                       JPY       155,000         54,870
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $13,243)         $      54,870
-----------------------------------------------------------------------------

Put Option Purchased - 0.1%
-----------------------------------------------------------------------------
  German Marks/British Pounds/
    November/2.315
    (Premiums Paid, $9,873)            DEM/GBP         2,653  $     116,241
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $78,398,716)              $  79,757,777
-----------------------------------------------------------------------------

Call Option Written
-----------------------------------------------------------------------------
  German Marks/British Pounds/
   November/2.2145
    (Premiums Received, $9,873)        DEM/GBP         2,537           --
-----------------------------------------------------------------------------

Put Option Written
-----------------------------------------------------------------------------
  Japanese Government Bonds/
    November/114.355
    (Premiums Received, $12,885)           JPY       155,000  $        (155)
-----------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.7%                         $     514,172
-----------------------------------------------------------------------------
Net Assets - 100.0%                                           $  80,271,794
-----------------------------------------------------------------------------
          *Non-income producing security.
          +Non-income producing security - in default.
         ++Restricted security.
         ##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

            BEF   =    Belgian Francs                 GBP   =    British Pounds                 JPY   =   Japanese Yen
            CAD   =    Canadian Dollars               HKD   =    Hong Kong Dollars              NLG   =   Dutch Guilders
            CHF   =    Swiss Francs                   IDR   =    Indonesian Rupah               SEK   =   Swedish Kronor
            DEM   =    German Marks                   IEP   =    Irish Punts                    THB   =   Thai Bahts
            ESP   =    Spanish Pesetas                ITL   =    Italian Lire



See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------
October 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $78,398,716)             $79,757,777
  Cash                                                                  86,020
  Net receivable for forward foreign currency
    exchange contracts sold                                            744,688
  Receivable for Fund shares sold                                      283,037
  Receivable for investments sold                                      215,211
  Interest receivable                                                1,783,698
  Other assets                                                         233,376
                                                                   -----------
    Total assets                                                   $83,103,807
                                                                   -----------
Liabilities:
  Payable for Fund shares reacquired                               $   212,290
  Payable for investments purchased                                  1,672,701
  Written options outstanding, at value (premiums
    received, $22,758)                                                     155
  Net payable for forward foreign currency exchange
    contracts purchased                                                914,665
  Net payable for forward foreign currency exchange
    contracts                                                            3,350
  Payable to affiliates -
    Management fee                                                         881
    Shareholder servicing agent fee                                        628
    Distribution fee                                                    27,343
                                                                   -----------
      Total liabilities                                            $ 2,832,013
                                                                   -----------
Net assets                                                         $80,271,794
                                                                   ===========
Net assets consists of:
  Paid-in capital                                                  $78,252,230
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                               1,205,519
  Accumulated undistributed
    net realized gain on
    investments and foreign currency transactions                      752,188
  Accumulated undistributed net investment income                       61,857
                                                                   -----------
      Total                                                        $80,271,794
                                                                   ===========
Shares of beneficial interest outstanding                            9,826,372
                                                                   ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $49,432,374 / 6,035,708
    shares of beneficial interest outstanding)                           $8.19
                                                                         =====
  Offering price per share (100/95.25)                                   $8.60
                                                                         =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $25,361,347 / 3,115,960
    shares of beneficial interest outstanding)                           $8.14
                                                                         =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,478,073 / 674,704
    shares of beneficial interest outstanding)                           $8.12
                                                                         =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended October 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $6,014,777
                                                                   ----------
  Expenses -
    Management fee                                                 $  768,788
    Trustees' compensation                                             42,635
    Shareholder servicing agent fee (Class A)                          71,334
    Shareholder servicing agent fee (Class B)                          37,393
    Shareholder servicing agent fee (Class C)                           6,028
    Distribution and service fee (Class A)                            166,446
    Distribution and service fee (Class B)                            168,586
    Distribution and service fee (Class C)                             40,187
    Custodian fee                                                      65,789
    Auditing fees                                                      53,182
    Printing                                                           29,374
    Postage                                                            18,490
    Legal fees                                                          4,507
    Miscellaneous                                                      84,097
                                                                   ----------
      Total expenses                                               $1,556,836
    Fees paid indirectly                                              (25,807)
    Reduction of expenses by investment adviser                      (643,680)
                                                                   ----------
      Net expenses                                                 $  887,349
                                                                   ----------
        Net investment income                                      $5,127,428
                                                                   ==========
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $1,019,500
    Written option transactions                                       236,155
    Foreign currency transactions                                    (859,916)
    Futures contracts                                                  31,930
                                                                   ----------
      Net realized gain on investments                             $  427,669
                                                                   ----------
  Change in unrealized appreciation -
    Investments                                                    $  734,533
    Written options                                                     6,778
    Translation of assets and liabilities in foreign currencies       128,929
                                                                   ----------
      Net unrealized gain on investments                           $  870,240
                                                                   ----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $1,297,909
                                                                   ----------
          Increase in net assets from operations                   $6,425,337
                                                                   ==========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended October 31,                                     1996           1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                           $  5,127,428   $  3,769,276
  Net realized gain on investments and foreign
    currency transactions                              427,669      1,067,286
  Net unrealized gain on investments and foreign
    currency translation                               870,240      1,875,133
                                                  ------------   ------------
      Increase in net assets from operations      $  6,425,337   $  6,711,695
                                                  ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)            $ (3,527,319)  $ (3,165,100)
  From net investment income (Class B)              (1,123,277)      (442,955)
  From net investment income (Class C)                (266,632)       (28,052)
  From net realized gain on investments and
    foreign currency transactions (Class A)           (400,584)        --
  From net realized gain on investments and
    foreign currency transactions (Class B)            (87,623)        --
  From net realized gain on investments and
    foreign currency transactions (Class C)            (10,865)        --
                                                  ------------   ------------
      Total distributions declared to
        shareholders                              $ (5,416,300)  $ (3,636,107)
                                                  ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $ 46,730,577   $ 10,564,774
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                                 2,632,478      1,251,060
  Cost of shares reacquired                        (21,213,968)   (13,172,718)
                                                  ------------   ------------
    Increase (decrease) in net assets from Fund
      share transactions                          $ 28,149,087   $ (1,356,884)
                                                  ------------   ------------
      Total increase in net assets                $ 29,158,124   $  1,718,704
Net assets:
  At beginning of year                              51,113,670     49,394,966
                                                  ------------   ------------
  At end of year (including accumulated
    undistributed net investment income of
    $61,857 and $212,718, respectively)           $ 80,271,794   $ 51,113,670
                                                  ============   ============



See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------
Year Ended October 31,                                     1996          1995          1994          1993
-----------------------------------------------------------------------------------------------------------
                                                  Class A
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $ 8.07        $ 7.57        $ 8.34        $  8.00
                                                          ------        ------        ------        -------
Income from investment operations# -
  Net investment income**                                 $ 0.62        $ 0.60        $ 0.48        $  0.52
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           0.18          0.48         (0.74)          0.42
                                                          ------        ------        ------        -------
      Total from investment operations                    $ 0.80        $ 1.08       $ (0.26)       $  0.94
                                                          ======        ======       =======        =======
Less distributions declared to shareholders -
  From net investment income                              $(0.60)      $ (0.58)          --         $ (0.24)
  From net realized gain on investments
    and foreign currency transactions                      (0.08)          --            --           (0.32)
  In excess of net investment income and
    foreign currency transactions                            --            --          (0.06)          --
  In excess of net realized gain on investments
    and foreign currency transactions                        --            --          (0.04)          --
  From paid-in capital                                       --            --          (0.41)         (0.04)
      Total distributions declared to shareholders        $(0.68)      $ (0.58)      $ (0.51)       $ (0.60)
                                                          ------       -------       -------        -------
Net asset value - end of period                           $ 8.19        $ 8.07        $ 7.57        $  8.34
                                                          ======        ======        ======        =======
Total return*                                             10.42%        15.00%       (3.15)%         12.36%
Ratios (to average net assets)/Supplemental data**:
  Expenses##                                               1.13%         1.54%         1.71%          1.98%
  Net investment income                                    7.63%         7.86%         6.11%          5.92%
Portfolio turnover                                          287%          249%          153%           275%
Net assets at end of period (000 omitted)                $49,432       $41,688       $44,032        $60,120

 #Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 *Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
**The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income                                $  0.54        $ 0.53        $ 0.44        $ 0.49
    Ratios (to average net assets):
      Expenses##                                           2.06%         2.47%         2.21%         2.14%
      Net investment income                                6.70%         6.89%         5.62%         5.76%

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                               1992          1991         1990           1989            1988        1987*
----------------------------------------------------------------------------------------------------------------------------------
                                                    Class A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 8.12        $ 7.56        $ 8.93        $  9.60        $  9.21     $  9.35
                                                    ------        ------        ------        -------        -------     -------
Income from investment operations -
  Net investment income#                            $ 0.63        $ 0.73        $ 0.86        $  0.94        $  0.93     $0.0025
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                      0.08          0.95         (1.03)         (0.38)          0.56     (0.1425)
                                                    ------        ------        ------        -------        -------     -------
      Total from investment operations              $ 0.71        $ 1.68        $(0.17)        $ 0.56        $  1.49     $ (0.14)
                                                    ======        ======        ======         ======        =======     =======
Less distributions declared to shareholders -
  From net investment income                        $(0.56)       $(0.73)       $(0.82)        $(1.18)       $(0.69)     $ --
  From net realized gain on investments and
    foreign currency transactions                      --            --            --             --          (0.41)       --
  From paid-in capital                               (0.27)        (0.39)        (0.38)         (0.05)          --         --
                                                    ------        ------        ------        -------        -------     -------
      Total distributions declared to
        shareholders                                $(0.83)       $(1.12)       $(1.20)       $(1.23)        $(1.10)     $ --
                                                    ------        ------        ------        -------        -------     -------
Net asset value - end of period                     $ 8.00        $ 8.12        $ 7.56        $ 8.93         $ 9.60      $  9.21
                                                    ======        ======        ======        ======         ======      =======
Total return**                                       9.02%        23.78%       (1.62)%         5.85%         16.60%      (1.50)%++

Ratios (to average net assets)/Supplemental data#:
  Expenses                                           2.02%         1.87%         1.47%         1.82%          1.75%       0.57%+
  Net investment income                              7.47%         9.26%        10.42%        10.05%          9.74%        4.88%+
Portfolio turnover                                    423%          671%          400%          157%           270%        --
Net assets at end of period (000 omitted)          $77,487       $76,312       $74,555       $87,978        $93,819      $78,479

 *For the period from the commencement of investment operations, October
  29, 1987 to October 31, 1987.
 +Annualized.
++Not annualized.
**Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. #The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income                          $  0.61       $ 0.71        $ 0.83             --            --         --
    Ratios (to average net assets):
      Expenses                                       2.21%        2.16%         1.81%             --            --         --
      Net investment income                          7.55%        8.97%        10.08%             --            --         --

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------
Year Ended October 31,                  1996          1995          1994         1993**
----------------------------------------------------------------------------------------
                                       Class B
----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 8.03        $ 7.53        $ 8.33        $ 8.28
                                       ------        ------        ------        ------
Income from investment operations# -
  Net investment income*               $ 0.56        $ 0.55        $ 0.45        $ 0.04
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                0.18          0.48         (0.78)         0.05
                                       ------        ------        ------        ------
      Total from investment operations $ 0.74        $ 1.03        $(0.33)       $ 0.09
                                       ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income           $(0.55)       $ (0.53)        --          $(0.03)
  From net realized gain
    on investments and foreign
    currency transactions               (0.08)          --           --           (0.01)

  In excess of net investment
    income and foreign currency
    transactions                          --            --          (0.05)          --

  In excess of net realized gain
    on investments and foreign
    currency transactions                 --            --          (0.03)          --

  From paid-in capital                    --            --          (0.39)          --

      Total distributions
        declared to shareholders       $(0.63)       $(0.53)       $(0.47)       $(0.04)
                                       ------        ------        ------        ------
Net asset value - end of period        $ 8.14        $ 8.03        $ 7.53        $ 8.33
                                       ======        ======        ======        ======
Total return                            9.68%        14.23%       (3.97)%         1.15%++
Ratios (to average net assets)/Supplemental data*:
  Expenses##                            1.80%         2.27%         2.43%         3.03%+
  Net investment income                 7.02%         7.15%         5.97%         5.22%+
Portfolio turnover                       287%          249%          153%          275%
Net assets at end of period
 (000 omitted)                        $25,361        $8,365        $5,350          $265

**For the period from the commencement of offering of Class B shares,
  September 7, 1993 to October 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 *The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income             $  0.49        $ 0.48        $ 0.41           --
    Ratios (to average net assets):
      Expenses##                        2.73%         3.20%         2.92%           --
      Net investment income             6.09%         6.18%         5.48%           --

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------
Year Ended October 31,                       1996          1995        1994***
-------------------------------------------------------------------------------
                                           Class C
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $ 8.00        $ 7.53        $ 7.53
                                           ------        ------        ------
Income from investment operations# -
  Net investment income*                   $ 0.57        $ 0.54        $ 0.12
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                             0.18          0.48         (0.03)
                                           ------        ------        ------
      Total from investment operations     $ 0.75        $ 1.02        $ 0.09
                                           ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.55)      $ (0.55)       $ --
  From net realized gain on investments
    and foreign currency transactions       (0.08)          --           --
  From paid-in capital                        --            --          (0.09)
                                           ------        ------        ------
      Total distributions declared
        to shareholders                    $(0.63)       $(0.55)       $(0.09)
                                           ------        ------        ------
Net asset value - end of period            $ 8.12        $ 8.00        $ 7.53
                                           ======        ======        ======
Total return                                9.80%        14.17%         1.23%++
Ratios (to average net assets)/Supplemental data*:
  Expenses##                                1.71%         2.20%         2.16%+
  Net investment income                     7.12%         7.23%         8.99%+

Portfolio turnover                           287%          249%          153%
Net assets at end of period (000 omitted)  $5,478        $1,060           $13

***For the period from the commencement of offering of Class C shares,
   September 1, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  *The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income                  $ 0.51        $ 0.46        $ 0.11
    Ratios (to average net assets):
      Expenses##                            2.64%         3.13%         2.65%+
      Net investment income                 6.19%         6.26%         8.50%+


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended October 31, 1996, $361,061 was reclassified to accumulated net realized gain on investments from accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1996, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.50% of average daily net assets and 7.14% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,160 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $26,836 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $21,242 for the year ended October 31, 1996. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,080 and $82 for Class B and Class C shares, respectively, for the year ended October 31, 1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $21, $28,744, and $397 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                    Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                       $ 24,744,016  $ 26,041,452
                                                 ============  ============
Investments (non-U.S. government securities)     $134,794,279  $135,982,530
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $78,398,716
                                                                ===========
Gross unrealized appreciation                                   $ 2,113,684
Gross unrealized depreciation                                      (754,623)
                                                                -----------
  Net unrealized appreciation                                   $ 1,359,061
                                                                ===========

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                      Year Ended                   Year Ended
                      October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold             2,056,255    $16,667,005       599,130    $ 4,692,705
Shares issued to
 shareholders in
 reinvestment of
 distributions            200,640      1,607,490       127,484        978,866

Shares reacquired      (1,387,485)   (11,133,559)   (1,380,515)   (10,598,878)
                      -----------   ------------   -----------   ------------
  Net increase
   (decrease)             869,410    $ 7,140,936      (653,901)  $ (4,927,307)
                          =======    ===========      ========   ============


Class B Shares
                      Year Ended                   Year Ended
                      October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold             2,785,248    $22,357,597       584,310    $ 4,523,648
Shares issued to
 shareholders in
 reinvestment of
 distributions             98,830        787,774        33,442        256,014

Shares reacquired        (809,863)    (6,470,174)     (286,518)    (2,212,002)
                      -----------   ------------   -----------   ------------
  Net increase          2,074,215    $16,675,197       331,234   $  2,567,660
                        =========    ===========       =======   ============


Class C Shares
                      Year Ended                   Year Ended
                      October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount

-----------------------------------------------------------------------------
Shares sold               962,710    $ 7,705,975       174,377    $ 1,348,421
Shares issued to
 shareholders in
 reinvestment of
 distributions             29,851        237,214         2,067         16,180

Shares reacquired        (450,415)    (3,610,235)      (45,641)      (361,838)
                      -----------   ------------   -----------   ------------
  Net increase            542,146    $ 4,332,954       130,803   $  1,002,763
                          =======    ===========       =======   ============


(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $754.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1996, is as follows:

Written Option Transactions

                 1996 Calls                                  1996 Puts
                 -----------------------------               ------------------------------
                             Principal Amounts               Principal Amounts
                                  of Contracts                    of Contracts
                                 (000 Omitted)    Premiums        (000 Omitted)    Premiums
-------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                       420   $   5,108                 409   $   5,249
  German Marks                           1,154       3,095               1,492       5,450
  German Marks/British Pounds            1,996      12,813              --           --
  Italian Lire/German Marks          2,103,796      34,865           2,103,796      77,464
  Japanese Yen                          70,728      12,307              39,000       4,258
Options written -
  Australian Dollars                       949       5,462                 318       1,945
  Canadian Dollars                       1,505       1,545               3,102       9,380
  German Marks                          12,085      70,800               2,213       6,074
  German Marks/British Pounds           13,725      50,205              --           --
  Italian Lire/German Marks          2,852,538      22,401              --           --
  Japanese Yen                         144,795       1,819           1,533,666     135,679
  Japanese Yen/German Marks               --           --              456,269      16,266
  New Zealand Dollars                     --           --                2,443       3,632
  Spanish Pesetas/German Marks            --           --              274,701       6,815
Options terminated in closing transactions -
  Australian Dollars                    (1,369)    (10,570)               (318)     (1,945)
  German Marks                         (12,085)    (70,800)             (2,213)     (6,074)
  German Marks/British Pounds           (9,477)    (37,306)             --           --
  Italian Lire/German Marks         (4,956,334)    (57,266)         (2,103,796)    (77,464)
  Japanese Yen                        (215,523)    (14,126)         (1,291,000)   (119,534)
  Japanese Yen/German Marks             --           --               (456,269)    (16,266)
  New Zealand Dollars                   --           --                 (2,443)     (3,632)
Options expired -
  Australian Dollars                    --           --                   (409)     (5,249)
  Canadian Dollars                      (1,505)     (1,545)             (3,102)     (9,380)
  German Marks                          (1,154)     (3,095)             (1,492)     (5,450)
  German Marks/British Pounds           (3,707)    (15,839)             --           --
  Japanese Yen                          --           --               (126,666)     (7,518)
  Spanish Pesetas/German Marks          --           --               (274,701)     (6,815)

OUTSTANDING, END OF PERIOD               2,537   $   9,873             155,000   $  12,885
                                     =========   =========           =========   =========
OPTIONS OUTSTANDING, END OF PERIOD CONSIST OF -
  German Marks/British Pounds            2,537   $   9,873             --        $   --
  Japanese Yen                          --           --                155,000      12,885
                                     ---------      ------           ---------      ------
                                         2,537   $   9,873             155,000   $  12,885
                                     =========   =========           =========   =========

At October 31, 1996, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                         NET UNREALIZED
                           CONTRACTS TO                      CONTRACTS     APPRECIATION
SETTLEMENT DATE         DELIVER/RECEIVE  IN EXCHANGE FOR      AT VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------------
Sales      2/24/97  BEF      40,257,881      $ 1,325,144   $ 1,296,827       $  28,317
          11/01/96  CAD       2,498,636        1,833,426     1,817,822          15,604
           2/07/97  CHF       2,969,214        2,502,471     2,360,377         142,094
11/04/96 - 4/28/97  DEM      57,105,476       38,148,537    37,682,990         465,547
          11/06/96  GBP         596,100          918,608       969,514         (50,906)
          12/04/96  HKD       5,879,360          757,162       760,402          (3,240)
           2/24/97  IEP         714,446        1,148,508     1,162,138         (13,630)
11/06/96 - 4/28/97  ITL   5,402,045,202        3,520,394     3,551,426         (31,032)
           2/28/97  JPY     493,436,928        4,587,124     4,395,043         192,081
           2/03/97  SEK         295,901           44,936        45,083            (147)
                                             -----------   -----------       ----------
                                             $54,786,310   $54,041,622       $ 744,688
                                             ===========   ===========       =========

Purchases  2/24/97  BEF      40,257,881      $ 1,329,863   $ 1,296,827       $ (33,036)
          11/01/96  CAD       2,498,636        1,830,905     1,817,822         (13,083)
           2/07/97  CHF       2,969,214        2,512,978     2,360,376        (152,602)
11/04/96 - 4/28/97  DEM      54,412,334       36,423,750    35,901,641        (522,109)
          11/15/96  ESP     134,814,798        1,055,839     1,053,578          (2,261)
          11/06/96  GBP         596,100          926,583       969,514          42,931
           2/24/97  IEP         714,446        1,155,688     1,162,138           6,450
11/06/96 - 4/28/97  ITL   4,416,368,956        2,862,544     2,901,864          39,320
           2/28/97  JPY     493,436,928        4,678,679     4,395,042        (283,637)
           2/03/97  NLG         882,588          518,460       521,959           3,499
          12/24/96  THB      13,000,000          506,773       506,636            (137)
                                              ----------    ----------        --------
                                             $53,802,062   $52,887,397       $(914,665)
                                             ===========   ===========       =========


Forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded from above, amounted to a net payable of $3,350 at October 31, 1996.

At October 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Fund owned the following restricted securities (constituting 4.14% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                      Date of      Shares/
Description                       Acquisition   Par Amount         Cost       Value
-----------------------------------------------------------------------------------
Atlantic Gulf Communities   9/21/89 - 9/25/95          100  $    --      $      538
CSFB Russia Note, 0s, 1996            9/24/96    2,000,000    1,933,494   1,956,580
Gillett Holdings, Inc.               10/08/92       22,594      213,360     858,572
Renaissance Cosmetics, Inc.           8/22/96          500      507,500     505,000
                                                                         ----------
                                                                         $3,320,690
                                                                         ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund, including the schedule of portfolio of investments, as of October 31, 1996 and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the six years in the period ended October 31, 1993, and for the period October 29, 1987 (commencement of investment operations) to October 31, 1987 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP


Boston, Massachusetts
December 12, 1996

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                                CUSTODIAN
A. Keith Brodkin* - Chairman and President              State Street Bank and Trust Company
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),              AUDITOR
Massachusetts Financial Services Company;               Ernst & Young LLP
Director, Cambridge Bancorp;
Director, Cambridge Trust Company                       INVESTOR INFORMATION
Marshall N. Cohan - Private Investor                    For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac               call toll free: 1-800-637-4458 anytime from
Surgery, Brigham and Women's Hospital;                  a touch-tone telephone.
Professor of Surgery, Harvard Medical School
The Hon. Sir J. David Gibbons, KBE - Chief              For information on MFS mutual funds,
Executive Officer, Edmund Gibbons Ltd.;                 call your financial adviser or, for an
Chairman, Bank of N.T. Butterfield & Son Ltd.           information kit, call toll free:
Abby M. O'Neill - Private Investor;                     1-800-637-2929 any business day from
Director, Rockefeller Financial Services, Inc.          9 a.m. to 5 p.m. Eastern time (or leave
(investment advisers)                                   a message anytime).
Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial           INVESTOR SERVICE
consultants); President, Benchmark Consulting           MFS Service Center, Inc.
Group, Inc. (office services); Trustee,                 P.O. Box 2281
Landmark Funds (mutual funds)                           Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                      For general information, call toll free:
Massachusetts Financial Services Company                1-800-225-2606 any business day from
Jeffrey L. Shames* - President and Director,            8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
J. Dale Sherratt - President, Insight                   For service to speech- or hearing-impaired,
Resources, Inc. (acquisition planning                   call toll free: 1-800-637-6576 any business
specialists)                                            day from 9 a.m. to 5 p.m. Eastern time.
Ward Smith  - Former Chairman (until 1994),             (To use this service, your phone must be equipped
NACCO Industries; Director, Sundstrand                  with a Telecommunications Device for the Deaf.)
Corporation
                                                        For share prices, account balances and
INVESTMENT ADVISER                                      exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company                (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                     telephone.
Boston, MA 02116-3741
                                                        WORLD WIDE WEB
DISTRIBUTOR                                             www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street                                                                TOP RATED SERVICE
Boston, MA 02116-3741                                                 For the third year in a row,
                                                        [DALBAR         MFS earned a #1 ranking in
PORTFOLIO MANAGER                                       LOGO]          DALBAR, Inc.'s Broker/Dealer
James T. Swanson*                                                   Survey, Main Office Operations
                                                                     Service Quality category. The
TREASURER                                               firm achieved a 3.48 overall score - on a
W. Thomas London*                                       scale of 1 to 4 - in the 1996 survey. A total
                                                        of 110 firms responded, offering input on the
ASSISTANT TREASURER                                     quality of service they received from 29
James O. Yost*                                          mutual fund companies nationwide. The survey
                                                        contained questions about service quality in
SECRETARY                                               15 categories, including "knowledge of phone
Stephen E. Cavan*                                       service contracts," "accuracy of transaction
                                                        processing," and "overall ease of doing
ASSISTANT SECRETARY                                     business with the firm."
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) STRATEGIC                                        -------------
INCOME FUND        [DALBAR                               BULK RATE
                    LOGO]                                U.S. POSTAGE
                TOP-RATED SERVICE                        P A I D
                                                         PERMIT #55638
500 Boylston Street                                      BOSTON, MA
Boston, MA 02116                                         -------------



[LOGO]
THE FIRST NAME IN MUTUAL FUNDS


                                                   MSI-2 12/96 15M  34/234/334

(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                              MFS WORLD GROWTH FUND

SUPPLEMENT TO THE MARCH 1, 1997 PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION



   THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MARCH 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

   CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                                CLASS I
                                                                                 -------
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price)                                      None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable)               None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees                                                                  0.90%
  Rule 12b-1 Fees                                                                  None
  Other Expenses(1)(2)                                                             0.41%
  Total Operating Expenses                                                         1.31%

(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended October 31, 1996.

(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                                EXAMPLE OF EXPENSES

   An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                  PERIOD                              CLASS I
                  ------                              -------
                  1 year..........................      $13
                  3 years.........................       12

   The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans or in smaller amounts if it believes, in its sole discretion, that the plan's aggregate assets will equal or exceed $100 million, or that the plan will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

   Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

   Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

   Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 1997

                                           PROSPECTUS
                                           March 1, 1997
MFS(R) WORLD                               Class A Shares of Beneficial Interest
GROWTH FUND                                Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))   Class C Shares of Beneficial Interest

================================================================================

                                                                            Page
                                                                            ----
1. Expense Summary........................................................    2
2. The Fund...............................................................    3
3. Condensed Financial Information........................................    4
4. Investment Objective and Policies......................................    6
5. Risk Factors...........................................................   10
6. Management of the Fund.................................................   13
7. Information Concerning Shares of the Fund..............................   16
       Purchases..........................................................   16
       Exchanges..........................................................   21
       Redemptions and Repurchases........................................   22
       Distribution Plan..................................................   24
       Distributions......................................................   26
       Tax Status.........................................................   26
       Net Asset Value....................................................   27
       Description of Shares, Voting Rights and Liabilities...............   27
       Performance Information............................................   27
8. Shareholder Services...................................................   28
APPENDIX A................................................................  A-1


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS WORLD GROWTH FUND, 500 Boylston St., Boston, MA 02116 (617) 954-5000

The investment objective of MFS World Growth Fund (the "Fund") is to seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. No assurance can be given that the Fund's investment objective will be achieved. The Fund is a non-diversified series of MFS Series Trust VIII (the "Trust"), an open-end management investment company. The minimum initial investment generally is $1,000 per account (see "Purchases").

THE FUND IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING CAPITAL APPRECIATION AND IN INVESTING IN FOREIGN SECURITIES.


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116. The Fund also has two sub-advisers which manage a portion of the Fund's assets, Foreign & Colonial Management Ltd. and its subsidiary, Foreign & Colonial Emerging Markets Limited, both of which are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission, a Statement of Additional Information dated March 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 30 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1. EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                CLASS A       CLASS B     CLASS C
                                                                 -------       -------     -------
     Maximum Initial Sales Charge Imposed on Purchases of
       Fund Shares (as a percentage of offering price).......      5.75%        0.00%        0.00%
     Maximum Contingent Deferred Sales Charge (as a
       percentage of original purchase price or redemption
       proceeds, as applicable).............................. See Below (1)     4.00%        1.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY
  NET ASSETS):
     Management Fees.........................................      0.90%        0.90%        0.90%
     Rule 12b-1 Fees (after expense reduction)...............      0.25%(2)     1.00%(3)     1.00%(3)
     Other Expenses(4).......................................      0.41%        0.41%        0.41%
                                                              ---------         ----         ----
     Total Operating Expenses (after expense reduction)......      1.56%(5)     2.31%        2.31%


---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases."


(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. MFD is currently waiving the 0.10% distribution fee. This waiver may be rescinded at any time without notice to shareholders. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B or Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


(5) Absent any expense reductions, "Total Operating Expenses," expressed as a percentage of average daily net assets, would have been 1.66% for Class A shares.

                              EXAMPLE OF EXPENSES
                              -------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:



    PERIOD                          CLASS A        CLASS B          CLASS C(3)
    ------                          -------     -------------     -------------
                                                          (1)               (1)
     1 year.......................   $ 72       $ 63     $ 23     $ 33     $ 23
     3 years......................    104        102       72       72       72
     5 years......................    138        144      124      124      124
                                                 (2)      (2)
    10 years......................    232        246      246      265      265


---------------

(1) Assumes no redemption.

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


(3) Purchases subsequent to April 1, 1996 which are redeemed within 12 months of purchase are subject to a 1% CDSC fee.



    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases";
(iii) management fees -- "Investment Adviser" and "Sub-Investment Advisers"; and
(iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2. THE FUND

The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 31, 1987. The Trust presently consists of two series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution fee and a service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge or a CDSC but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets (including supervision of the Sub-Advisers) and the officers of the Trust are responsible for its operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser or either Sub-Adviser. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3. CONDENSED FINANCIAL INFORMATION


The following information has been audited for the period from the commencement of investment operations, November 18, 1993 to October 31, 1996 and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.



                                                     FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
Year Ended October 31                                                                 1996            1995         1994*
-------------------------------------------------------------------------------------------------------------------------
                                                                                     Class A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $  18.16       $  17.45     $  15.00
                                                                                     --------       --------       ------
Income from investment operations# -

  Net investment loss[Section]                                                       $  (0.07)      $     --     $  (0.02)
  Net realized and unrealized gain on investments and foreign currency transactions      2.73           0.93         2.47
                                                                                     --------       --------       ------
    Total from investment operations                                                 $   2.66       $   0.93     $   2.45
                                                                                     --------       --------       ------
Less distributions declared to shareholders -
  From net investment income                                                         $  (0.01)      $     --     $     --
  From net realized gain on investments and foreign currency transactions               (1.72)         (0.22)          --
                                                                                     --------       --------       ------
    Total distributions declared to shareholders                                     $  (1.73)      $  (0.22)    $     --
                                                                                     --------       --------       ------
Net asset value - end of period                                                      $  19.09       $  18.16     $  17.45
                                                                                     --------       --------       ------
Total return[Double dagger]                                                             15.73 %         5.47%       16.33 %++
Ratios (to average net assets)/Supplemental data{Section]:
  Expenses##                                                                             1.58 %         1.63%        1.57 %+
  Net investment income (loss)                                                          (0.35)%         0.02%       (0.14)%+
Portfolio turnover                                                                         95 %          149%         100%
Average commission rate###                                                           $ 0.0130       $     --     $     --
Net assets at end of period (000 omitted)                                            $172,106       $143,543     $131,503

------------

     * For the period from the commencement of offering of Class A shares,
       November 18, 1993 to October 31, 1994.
     + Annualized.
    ++ Not annualized.
     # Per share data is based on average shares outstanding.
   [Double dagger] Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
    ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
   [Section] The distributor did not impose a portion of its distribution fee for the periods indicated. If this fee been incurred by the Fund, the net investment loss per share and ratios would have been:

        Net investment loss                                                           $(0.09)       $   --       $(0.04)
        Ratios (to average net assets):
          Expenses##                                                                    1.68 %        1.73 %       1.67 %+
          Net investment loss                                                          (0.45)%       (0.08)%      (0.24)%+

                                                     FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
Year Ended October 31                                                                 1996            1995         1994*
-------------------------------------------------------------------------------------------------------------------------
                                                                                     Class B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                               $  17.97      $  17.32       $  15.00
                                                                                    --------      --------       --------
Income from investment operations# -
  Net investment loss                                                               $  (0.21)     $  (0.14)      $  (0.15)
  Net realized and unrealized gain on investments and foreign currency transactions     2.70          0.92           2.47
                                                                                    --------      --------       --------
    Total from investment operations                                                $   2.49      $   0.78       $   2.32
                                                                                    --------      --------       --------
Less distributions declared to shareholders from net realized gain on investments
  and foreign currency transactions                                                 $  (1.59)     $  (0.13)      $     --
                                                                                    --------      --------       --------
Net asset value - end of period                                                     $  18.87      $  17.97       $  17.32
                                                                                    --------      --------       --------
Total return                                                                           14.77%         4.61%         15.47 %++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                            2.39 %        2.45 %         2.39 %+
  Net investment loss                                                                  (1.16)%       (0.80)%        (0.95)%+
Portfolio turnover                                                                        95 %         149 %          100 %
Average commission rate###                                                          $ 0.0130      $     --       $     --
Net assets at end of period (000 omitted)                                           $282,668      $247,437       $236,971

------------

    * For the period from the commencement of offering of Class B shares, November 18, 1993 to October 31, 1994.
    + Annualized.
   ++ Not annualized.
    # Per share data is based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.



                                                     FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
Year Ended October 31                                                                 1996            1995        1994**
-------------------------------------------------------------------------------------------------------------------------
                                                                                     Class C
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $ 17.96       $ 17.34      $ 16.04
                                                                                     --------      -------      -------
Income from investment operations# -
  Net investment loss                                                                $ (0.20)      $ (0.13)     $ (0.13)
  Net realized and unrealized gain on investments and foreign currency transactions     2.70          0.92         1.43
                                                                                     --------      -------      -------
    Total from investment operations                                                 $  2.50       $  0.79      $  1.30
                                                                                     --------      -------      -------
Less distributions declared to shareholders from net realized gain on investments
  and foreign currency transactions                                                  $ (1.61)      $ (0.17)     $    --
                                                                                     --------      -------      -------
Net asset value - end of period                                                      $ 18.85       $ 17.96      $ 17.34
                                                                                     --------      -------      -------
Total return                                                                           14.88%         4.68%        8.10 %++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                            2.32 %        2.38 %       2.31 %+
  Net investment loss                                                                  (1.10)%       (0.72)%      (0.83)%+
Portfolio turnover                                                                        95 %         149 %        100 %
Average commission rate###                                                           $0.0130       $    --      $    --
Net assets at end of period (000 omitted)                                            $19,994       $13,349      $11,872

-----------

  ** For the period from the commencement of offering of Class C shares,
     January 3, 1994 to October 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.


4. INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective. See "Risk Factors" below.

INVESTMENT POLICIES -- The Fund seeks to achieve its objective by investing primarily in securities in three market sectors: U.S. emerging growth companies; foreign growth companies; and emerging market companies. (The U.S. emerging growth and foreign growth sectors may include securities of more established companies which represent opportunities for long-term growth.) Although the percentage of the Fund's assets invested in securities issued abroad and denominated or quoted in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions, the Fund will be invested in at least three different countries, one of which will be the United States. For temporary defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in the United States.

While the Fund intends to invest primarily in equity securities, the Fund may also invest in fixed income securities as described below. Equity securities include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of capital appreciation.

U.S. EMERGING GROWTH COMPANIES

The Fund may invest in securities of U.S. companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally have annual gross revenues ranging from $10 million to $2 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies. The Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. The Fund may also invest to a limited extent in restricted securities of companies which the Adviser believes have significant growth potential. These securities may be considered speculative and may not be readily marketable.

FOREIGN GROWTH COMPANIES

The Fund may invest in securities (including American Depositary Receipts ("ADRs")) of foreign growth companies and more established foreign companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below.

It is anticipated that these companies will primarily be in nations with more developed securities markets such as Australia, Canada, Japan, New Zealand and Western European countries.

EMERGING MARKET SECURITIES

Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country;
(c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


FIXED INCOME SECURITIES: Debt securities of both domestic and foreign issuers in which the Fund may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Fixed income securities in which the Fund may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities) (see "Risk Factors" below). The Fund will not invest more than 35% of its net assets in non-convertible fixed income securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Service, Inc. ("Fitch") (or comparable unrated securities).


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

INVESTMENT IN OTHER INVESTMENT COMPANIES: The Fund may invest in other investment companies to the extent permitted by the 1940 Act (i) as a means by which the Fund may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to purchase securities of emerging market companies having limited free-float, or (iii) when the Adviser or a Sub-Adviser believes such investments may be more advantageous to the Fund than a direct market purchase of securities.

OTHER INVESTMENTS: When the Adviser or a Sub-Adviser believes that investing for defensive purposes is appropriate, such as during periods of unusual market conditions, or when relative yields are deemed attractive, part or all of the Fund's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.



RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933, ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, retains oversight focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options on securities that are traded on United States and foreign securities exchanges and over the counter. The Fund will write such Options for the purpose of increasing its current income and/or to protect the value of its portfolio. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk. The Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired.

The Fund may purchase and sell options that are traded on U.S. and foreign exchanges, and Options traded over-the-counter with broker-dealers who deal in these Options. The ability to terminate over-the-counter Options is more limited than with exchange-traded Options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat assets used to cover over-the-counter Options as illiquid unless the dealer is a primary dealer in U.S. Government securities and has given the Fund the unconditional right to close such Options at a formula price, in which event only an amount of the cover determined with reference to the formula will be considered illiquid. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put Options and purchase call and put Options on domestic and foreign stock indices ("Options on Stock Indices"). The Fund may write such option for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS: The Fund may enter into stock index futures contracts ("Futures Contracts"). Purchases or sales of Futures Contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices.

In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits. Futures Contracts may also be entered into for non-hedging purposes, to the extent permitted by applicable law, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write Options on Futures Contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Options on Futures Contracts may also be entered into for non-hedging purposes, to the extent permitted under applicable law, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of Options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the Option plus related transaction costs. Options on Foreign Currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract. The Fund will enter into Forward Contracts for hedging purposes as well as for the non-hedging purpose of increasing the Fund's current income. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser or a Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the Securities and Exchange Commission (the "SEC") and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to entities deemed by the Adviser or a Sub-Adviser to be of good standing, and when, in the judgment of the Adviser or a Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser or a Sub-Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the Fund's total assets.

WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited to the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, the Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until received or start earning interest on them until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will hold cash, short-term money market instruments or U.S. Government securities in a segregated account to pay for the commitment. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For additional information concerning these securities, see the SAI.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, precious metals, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.



PORTFOLIO TRADING: The Fund's portfolio will be managed actively and the asset allocation among market sectors modified as the Adviser deems necessary. While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the Adviser or a Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate.



The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fee charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.


5. RISK FACTORS

NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986 as amended (the "Code"). U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Fund should not be considered to constitute a complete investment program and may not be appropriate for investors who cannot assume the greater risk of capital depreciation inherent in seeking capital appreciation and the risk associated with investing in foreign securities.

EMERGING GROWTH COMPANIES: The Fund may invest in securities of emerging growth and established companies. Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks. The Fund will seek to reduce risk by investing its assets in a number of markets and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the economy and financial markets.

FOREIGN SECURITIES: Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may invest up to 100% (and expects generally to invest between 25% and 75%) of its assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts). Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different or less stringent accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets, the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

FOREIGN CURRENCIES: The value of the Fund's investments, and the value of dividends and interest earned by the Fund, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Although the Adviser and Sub-Advisers may attempt to manage currency exchange rate risks, there is no assurance that the Adviser and Sub-Advisers will do so at an appropriate time or that the Adviser and Sub-Advisers will be able to predict exchange rates accurately. For example, if the Adviser and Sub-Advisers hedge the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund may hold foreign currency received in connection with investments in foreign securities, Forward Contracts and Options on Foreign Currencies when, in the judgment of the Adviser or a Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. See "Investment Objective, Policies and Restrictions" in the SAI for further discussion of the holding of foreign currencies, as well as the associated risks.

RISKS OF INVESTING IN FIXED INCOME SECURITIES: To the extent the Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline.

RISKS OF INVESTING IN LOWER RATED FIXED INCOME SECURITIES: As noted above, the Fund may invest in fixed income securities that are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or by Fitch) and comparable unrated securities (commonly known as "junk bonds"). These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price than securities in the higher rating categories. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P or by Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. See the SAI for more information on lower rated securities.

CERTAIN INVESTMENT TECHNIQUES: Although the Fund will enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an Option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts and Options on Futures Contracts for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying Options and Futures Contracts traded by the Fund will include U.S. Government securities as well as foreign securities.

                         ------------------------------

The policies described above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise. See "Investment Objective, Policies and Restrictions" in the SAI.

The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6. MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated August 30, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. The Fund's assets are allocated by the Adviser among: domestic (i.e., U.S.) growth companies; foreign developed markets (e.g., Western European countries) growth companies; and foreign emerging markets (e.g., South American and Pacific Rim countries) growth companies. The Fund's assets allocated to domestic growth companies are managed by John W. Ballen and David Mannheim, Senior Vice Presidents of the Adviser, and Toni Y. Shimura, a Vice President of the Adviser, each of whom is the Fund's portfolio managers. Mr. Ballen has been employed as a portfolio manager by the Adviser since 1984 and has been one of the Fund's portfolio managers since January 1, 1996. Mr. Mannheim has been employed as a portfolio manager by the Adviser since 1988 and has been one of the Fund's portfolio managers since inception. Ms. Shimura has been employed as a portfolio manager by the Adviser since 1987 and has been one of the Fund's portfolio managers since March 1, 1995. The Fund's assets allocated to foreign developed markets growth companies are managed by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS, and investment analysts employed by Foreign & Colonial Management Limited ("FCM") and Foreign & Colonial Emerging Markets Limited ("FCEM"), the Fund's sub-advisors, with which MFS has entered into a strategic alliance, as described below. This portion of the Fund's assets are further allocated among countries and industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned geographic and industry responsibility.



The Fund's assets allocated to foreign emerging markets growth securities are managed by Dr. Arnab Kumar Banerji and Jeffery Chowdhry. Dr. Banerji, Chief Investment Officer of FCEM, has been employed by FCEM as a portfolio manager since 1993. From 1989 to 1993, Dr. Banerji served as Joint Head of Emerging Markets for Citibank Global Asset Management. Mr. Chowdhry, a Director of FCEM, has been employed by FCEM as a portfolio manager since 1994. Prior to 1994, Mr. Chowdhry was a Director of BZW Investment Management.



Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives an annual management fee computed and paid monthly, in an amount equal to 0.90% of the average daily net assets of the Fund. For the Fund's fiscal year ended October 31, 1996, MFS received management fees under the Advisory Agreement of $4,060,523.



MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly-owned subsidiary, MFS Institutional Advisors, Inc. provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $54 billion on behalf of approximately 2.3 million investor accounts as of January 31, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets invested in fixed income funds and fixed income portfolios, approximately $3.9 billion of assets in foreign securities, and approximately $30.3 billion of assets in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman of MFS, is also the Chairman and President of the Trust. Jeffrey L. Shames, John D. Laupheimer, Jr., Leslie J. Nanberg, James T. Swanson, W. Thomas London, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.



SUB-INVESTMENT ADVISERS -- The Fund's Advisory Agreement permits the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. The Adviser has engaged two sub-advisers for the
Fund: FCM and FCEM. As described above, the sub-advisers manage the Fund's assets allocated to foreign emerging markets, and investment research analysts employed by the sub-advisers are a part of the Committee which manages the Fund's assets allocated to foreign developed markets growth companies.



FCM and FCEM are each companies incorporated under the laws of England and Wales and are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Fifty percent of the outstanding voting securities of Hypo F&C is owned by each of (i) Poutney Hill Holdings Limited, which is wholly owned by five closed-end publicly listed investment trusts managed by FCM, including Foreign & Colonial Investment Trust PLC, and (ii) Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-Bank

(Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of November 29, 1996, FCM managed approximately U.S. $43.6 billion of assets in securities. The Adviser has entered into a sub-advisory agreement with FCM dated April 1, 1996. For its services, the Adviser pays FCM a management fee, computed and paid monthly, in an amount equal to 1.00% per annum of the average daily net asset value of the Fund's assets managed by FCM. For the Fund's fiscal year ended October 31, 1996, FCEM received management fees under the sub-advisory agreement of $567,666.



FCEM is a wholly owned subsidiary of FCEM (HOLDINGS) Limited ("FCEM Holdings"). FCEM Holdings is a subsidiary of FCM, which owns 75.1% of the outstanding voting securities of FCEM Holdings. Garantia Banking Limited, a wholly owned subsidiary of Banco de Investmentos Garantia SA located at Rua Jorge Coelho, 16-13th Floor, CEP 01451-020, Sao Paulo, Brazil, owns 14.9% of the outstanding voting securities of FCEM Holdings, and Audley William Twiston Davies, the managing Director of FCEM, owns 10% of the outstanding voting securities of FCEM Holdings. FCEM manages emerging market investments for FCM and FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of November 29, 1996, FCEM managed approximately U.S. $4.3 billion of assets invested in emerging markets. FCM has entered into a sub-advisory agreement with FCEM dated April 1, 1996. For its service, FCM pays FCEM a management fee, computed and paid monthly, in an amount equal to 1.00 per annum of the average daily net asset value of the Fund's assets managed by FCM.



MFS and FCEM have entered into a strategic alliance pursuant to which they have agreed to cooperate in distributing, advising and managing investment products throughout the world. In this arrangement certain expenses and revenues relating to their cooperative activities, including investment advisory fees received from the Fund and certain expenses incurred by MFS, FCM and their affiliates attributable to their services to the Fund, are shared. As part of this alliance, the portfolio managers and investment analysts of MFS and FCM share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of FCM, and FCM has access to the extensive U.S. equity investment expertise of MFS. MFS and FCM each have investment personnel working in each other's offices in Boston and London, respectively.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of FCM. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and FCM, particularly when the same securities are suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the securities as far as the Fund is concerned, in other cases it may produce increased investment opportunities for the Fund.



ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.



DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor of each of the other funds in the MFS Family of Funds (the "MFS Funds").



SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

7. INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES


Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to an investment in the Fund.



This Prospectus offers Class A, B, and C shares to the general public, which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

----------------------------------------------------------------------------------------------------
                                             SALES CHARGE* AS PERCENTAGE OF               DEALER
                                             ------------------------------           ALLOWANCE AS A
                                              OFFERING          NET AMOUNT             PERCENTAGE OF
AMOUNT OF PURCHASE                              PRICE            INVESTED             OFFERING PRICE
----------------------------------------------------------------------------------------------------
Less than $50,000........................        5.75%              6.10%                   5.00%
$50,000 but less than $100,000...........        4.75               4.99                    4.00
$100,000 but less than $250,000..........        4.00               4.17                    3.20
$250,000 but less than $500,000..........        2.95               3.04                    2.25
$500,000 but less than $1,000,000........        2.20               2.25                    1.70
$1,000,000 or more.......................        None**             None**              See Below**
-------------------------------------------------------------------------------------------------------


 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following four circumstances, Class A shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:



     (i) on investments of $1 million or more in Class A shares;



    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
         (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;



   (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and



    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.



In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:



                    COMMISSION PAID
                        BY MFD
                      TO DEALERS         CUMULATIVE PURCHASE AMOUNT
                    ---------------      --------------------------
               1.00%..................   On the first $2,000,000, plus
               0.80%..................   Over $2,000,000 to $3,000,000, plus
               0.50%..................   Over $3,000,000 to $50,000,000, plus
               0.25%..................   Over $50,000,000



For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.



WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:



    (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and



   (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;



provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                      YEAR OF                                CONTINGENT
                     REDEMPTION                            DEFERRED SALES
                   AFTER PURCHASE                             CHARGE
                   --------------                          ---------------
     First...........................................            4%
     Second..........................................            4%
     Third...........................................            3%
     Fourth..........................................            3%
     Fifth...........................................            2%
     Sixth...........................................            1%
     Seventh and following...........................            0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.



Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).



Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.



WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.



CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution

Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.



CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.



The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.



MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).


Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.


GENERAL: The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRA's) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.



The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.



As noted above, the Fund and MFD each reserve the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the Prospectuses of these other MFS Funds.



DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                            ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES


Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectuses of the other MFS Funds into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing

Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.


REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER

PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B or Class C shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year. Prior to April 1, 1996, Class C shares of the MFS Funds were not subject to a CDSC upon redemption. In no event will Class C shares of the MFS Funds purchased prior to this date be subject to a CDSC. For the purpose of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, then no CDSC would be imposed upon such a redemption).



At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC, and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.


REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN



The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.



In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."



FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares, as described below.



SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A shares, Class B shares or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.



DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.



FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.



CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.



The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.



CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.



Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).



CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C Shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.



This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.



CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum, respectively. Distribution fees under the Distribution Plan equal to 0.10% per annum of the average daily net assets attributable to Class A shares are currently being waived. This waiver may be rescinded at any time without notice to shareholders.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS


The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), the portion that may qualify for the corporate dividends received deduction, and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includible in their gross income for federal income tax purposes.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied on payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Fund, one of two series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to institutional investors entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION


From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which, will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on
(i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.



The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended October 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of all or a portion of its holdings available to investors upon request.


8. SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.

    -- Dividends in cash; capital gain distributions reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund:

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any of the other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (without a sales charge and not subject to any applicable CDSC).


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to CDSC.


DOLLAR COST AVERAGING PROGRAMS --


    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the Shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.



    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares", shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                         ------------------------------


The Fund's SAI, dated March 1, 1997 as amended or supplemented from time to time, contains more detailed information about the Fund, including information related to (i) the Fund's investment objective, policies and restrictions, including the purchase and sale of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and investment adviser and sub-investment advisers; (iii) portfolio trading; (iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge (the "CDSC") for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).


I.  WAIVERS OF ALL APPLICABLE SALES CHARGES


In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:


  1.  DIVIDEND REINVESTMENT

     - Shares acquired through dividend or capital gain reinvestment; and


     - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.


  2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

     - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

  3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:

     - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;

     - Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;

     - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

     - Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;

     - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the Shares; and


     - Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI")


  4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

     - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

  5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

     INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

     - Death or disability of the IRA owner.

     SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

     - Death, disability or retirement of 401(a) or ESP Plan participant;
     - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);
     - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);
     - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);
     - Tax-free return of excess 401(a) or ESP Plan contributions;
     - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. ( the "Shareholder Servicing Agent"); and
     - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds.
     - The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

     SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

     - Death or disability of SRO Plan participant.

  6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

     - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and
     - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II.  WAIVERS OF CLASS A SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

  1. INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

     - Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

  2. WRAP ACCOUNT INVESTMENTS

     - Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

  3. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

     - Shares acquired by insurance company separate accounts.

  4. RETIREMENT PLANS

     ADMINISTRATIVE SERVICES ARRANGEMENTS

     - Shares acquired by retirement plans whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

     REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

     - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:

     IRAS

     - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and
     - Tax-free returns of excess IRA contributions.

     401(a) PLANS

     - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and
     - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

     ESP PLANS AND SRO PLANS

     - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES



In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:


  1. SYSTEMATIC WITHDRAWAL PLAN

     - Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

  2. DEATH OF OWNER

     - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

  3. DISABILITY OF OWNER

     - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

  4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

     IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

     - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

     - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

     - Death or disability of a SAR-SEP Plan participant.

                                                 [LOGO]        MFS(SM)
Investment Adviser                               INVESTMENT MANAGEMENT
Massachusetts Financial Services Company         We invented the mutual fund(SM)
500 Boylston Street
Boston, MA 02116
(617) 954-5000                                   MFS(R) WORLD GROWTH FUND

Distributor                                      Prospectus
MFS Fund Distributors, Inc.                      March 1, 1997
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




[LOGO] MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) WORLD GROWTH FUND
500 Boylston Street
Boston, MA 02116

                         MWF-1-3/97/245M  09/209/309

[LOGO]

                                                   STATEMENT OF


                                                   ADDITIONAL INFORMATION


                                                   March 1, 1997


MFS(R) WORLD
GROWTH FUND
(A member of the MFS Family of Funds(R))
--------------------------------------------------------------------------------


                                                                                              Page
                                                                                              ----
 1.   Definitions...........................................................................     2
 2.   Investment Objective, Policies and Restrictions.......................................     2
 3.   Management of the Fund................................................................    12
      Trustees..............................................................................    12
      Officers..............................................................................    12
      Trustee Compensation Table............................................................    13
      Investment Adviser....................................................................    14
      Sub-Advisers..........................................................................    15
      Custodian.............................................................................    15
      Shareholder Servicing Agent...........................................................    15
      Distributor...........................................................................    15
 4.   Portfolio Transactions and Brokerage Commissions......................................    16
 5.   Shareholder Services..................................................................    18
      Investment and Withdrawal Programs....................................................    18
      Exchange Privilege....................................................................    20
      Tax-Deferred Retirement Plans.........................................................    21
 6.   Tax Status............................................................................    21
 7.   Distribution Plan.....................................................................    22
 8.   Determination of Net Asset Value and Performance......................................    23
 9.   Description of Shares, Voting Rights and Liabilities..................................    26
10.   Independent Auditors and Financial Statements.........................................    26
      Appendix A -- Description of Bond Ratings.............................................   A-1
      Appendix B -- Performance Information.................................................   B-1


MFS WORLD GROWTH FUND
A Series of MFS Series Trust VIII
500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated March 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                  --  MFS(R) World Growth Fund,
                            a non-diversified series
                            of MFS Series Trust VIII,
                            (the "Trust"), a
                            Massachusetts business
                            trust.
"MFS" or the "Adviser"  --  Massachusetts Financial
                            Services Company, a
                            Delaware corporation.
"Sub-Advisers"          --  Foreign & Colonial
                            Management Ltd. ("FCM")
                            and its subsidiary,
                            Foreign & Colonial
                            Emerging Markets Limited
                            ("FCEM").
"MFD"                   --  MFS Fund Distributors
                            Inc., a Delaware
                            corporation.
"Prospectus"            --  The Prospectus of the
                            Fund, dated March 1, 1997,
                            as amended or supplemented
                            from time to time.


2. INVESTMENT OBJECTIVE, POLICIES AND
   RESTRICTIONS

INVESTMENT OBJECTIVE AND POLICIES. The investment objective and policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment policies and restrictions supplements and should be read in conjunction with the information set forth in the "Investment Objective and Policies" section of the Prospectus.


Investing in both U.S. and foreign stocks reduces the impact on a portfolio of any one country's economy, and can provide access to the world's best performing markets. Twenty five years ago, U.S. companies represented about two-thirds of world stock market capitalization. Now the United States accounts for only about one-third of the world market, with non-U.S. companies making up about two thirds. Other economies, particularly in Asia, are growing at much higher rates than in the United States. The cumulative returns of an index representing investments in European, Australian, New Zealand and Far Eastern stocks have been greater, over long time periods, than those of an index representing returns in U.S. stocks only. In each of the past three years, however, non-U.S. stocks, as a group, have underperformed U.S. stocks, creating unusual opportunities for investors seeking attractive valuations.


FOREIGN SECURITIES: The Fund may invest up to 100% (and expects generally to invest between 25% and 75%) of its assets in foreign securities as discussed in the Prospectus (not including American Depositary Receipts). Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depository Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

INVESTMENT IN OTHER INVESTMENT COMPANIES: The Fund may also invest in other investment companies (i) as a means by which the Fund may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to purchase securities of emerging markets companies having limited free-float, or (iii) when the Adviser or a Sub-Adviser believes such investments may be more advantageous to the Fund than a direct market purchase of securities. The Fund's investment in other investment companies is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), so that the Fund may purchase shares in another investment company unless (i) such a purchase would cause the Fund to own in aggregate more than 3% of the total outstanding voting stock of the company or (ii) such a purchase would cause the Fund to have more than 5% of its total assets invested in one investment company or more than 10% of its total assets invested in aggregate in all other investment companies. Such investment may also involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange"), members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser or a Sub-Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser or a Sub-Adviser has determined that the seller is creditworthy, and the Adviser or a Sub-Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


RISKS OF INVESTING IN LOWER RATED BONDS: Debt securities in which the Fund may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Service Inc., ("Fitch") (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix A. No minimum rating standard is required for a purchase by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and, because yields vary over time, no specific level of income can ever be assured. These lower rated, high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates as described in the Prospectus under "Risk Factors"). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated, high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's or Sub-Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


While the Adviser or a Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's or a Sub-Adviser's own independent and ongoing review of credit quality. The Fund's achievement of its investment objective may be more dependent on the Adviser's or a Sub-Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed income securities.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. An Option provides the purchaser, or "holder", with the right, but not the obligation, to purchase, in the case of a "call" Option, or sell, in the case of a "put" Option, the security or securities in connection with which the Option was written, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the Option, known as the "premium." The maximum amount of risk the purchaser of the Option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer", however, is potentially unlimited, unless the Option is "covered." A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

The Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle". By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter Options and assets used to cover written over-the-counter Options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of the Fund's assets. Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter Options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter Options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an Option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the Option, plus the amount, if any, of the Option's intrinsic value (i.e., the amount that the Option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the Option if the Option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the 15% test imposed by the SEC staff. The Fund may also write over-the-counter Options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these Options as illiquid for purposes of such 15% test.

OPTIONS ON STOCK INDICES: As noted in the Prospectus, the Fund may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Fund may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Adviser or a Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option on a stock index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indexes will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS: The Fund may enter into stock index futures contracts ("Futures Contracts") in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Fund may sell Futures Contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase Futures Contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that the Fund intends to purchase. As such acquisitions are made, the corresponding positions in Futures Contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase Options to buy or sell Futures Contracts ("Options on Futures Contracts") for hedging purposes. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law. The purchase of a call Option on a Futures Contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying securities. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or U.S. Government securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or U.S. Government securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or U.S. Government securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of fixed income securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for hedging purposes in a manner similar to the way Forward Contracts will be utilized. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, less transaction costs, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of Options on Foreign Currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


All call and put options written on foreign currencies will be covered. A call option written on foreign currencies by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Call and put options on foreign currencies may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded and applicable rules and regulations.


ADDITIONAL RISKS OF INVESTING IN OPTIONS ON SECURITIES, OPTIONS ON STOCK INDICES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by the Fund in Futures Contracts, Options on Foreign Currencies and Forward Contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities and on stock indices may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of fixed income portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an Option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and Options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the fixed income portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. Where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of Options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the Option, Futures Contract and Forward Contract markets. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the Option, Futures Contract or Forward Contract approaches.

The trading of Options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's or a Sub-Adviser's judgment as to the general direction of exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract.

It should be noted that the Fund may purchase and write Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes to the extent permitted by applicable law for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an Option or Futures Contract may be adversely affected by "daily price fluctuation limits", established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which Options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded Options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the U.S., events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC have jurisdiction over the trading in the U.S. of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. The Fund may also be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under certain circumstances, such as where the Adviser or a Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser or a Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call Options if, as a result, more than 5% of its total assets would be invested in such Options.


When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.



WHEN-ISSUED OR FORWARD DELIVERY SECURITIES -- When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser or a Sub-Adviser. Such loans would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser or a Sub-Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser or a Sub-Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

                      ------------------------------------

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable or
(ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable are represented in person or by proxy):

The Fund may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed, and then only as a temporary measure for extraordinary or emergency purposes;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), unless the Board of Trustees has determined that such securities are liquid based on trading markets for the specific security, if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities;

    (2) invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (3) invest for the purpose of exercising control or management;

    (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act.

    (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

    (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of futures contract (including Futures Contracts), and Forward Contracts;

    (7) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (8) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (9) pledge, mortgage or hypothecate in excess of 33 1/2% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets; or

    (10) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, Options on Foreign Currencies or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

3. MANAGEMENT OF THE FUND

The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN,* Chairman and President (born 8/4/35)

Massachusetts Financial Services Company, Chairman


RICHARD B. BAILEY* (born 9/14/26)

Private Investor; Massachusetts Financial Services Company, Former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN (born 11/14/26)

Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida


LAWRENCE H. COHN, M.D. (born 3/11/37)

Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts


THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)

Edmund Gibbons Limited, Chief Executive Officer; Bank of NT Butterfield & Son
  Limited, Chairman.
Address: 21 Reid Street, Hamilton, Bermuda HM 12


ABBY M. O'NEILL (born 4/27/28)

Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III (born 7/9/27)

Benchmark Advisors, Inc., (Corporate Financial Consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee
Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)

Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary


JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, President


J. DALE SHERRATT (born 9/23/38)

Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts


WARD SMITH (born 9/13/30)


NACCO Industries (holding company), Chairman; (prior to June 1994) Sundstrand
  Corporation (diversified mechanical manufacturer), Director

Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS


JEFFREY L. SHAMES,* Vice President (born 6/2/55)

Massachusetts Financial Services Company, President


JOHN D. LAUPHEIMER, JR.,* Vice President (born 7/30/57)

Massachusetts Financial Services Company, Senior Vice President

LESLIE J. NANBERG,* Vice President (born 11/4/45)

Massachusetts Financial Services Company, Senior Vice President


JAMES T. SWANSON,* Vice President (born 6/12/49)

Massachusetts Financial Services Company, Senior Vice President


W. THOMAS LONDON,* Treasurer (born 3/1/44)

Massachusetts Financial Services Company, Senior Vice President


STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)

Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary


JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/55)


Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel



JAMES O. YOST,* Assistant Treasurer; (born 6/12/60)

Massachusetts Financial Services Company, Vice President
---------------

* "Interested persons" (as defined in the Investment Company Act of 1940 as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover current year's service and amortize past service cost.



Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued and estimated benefits payable, under the retirement plan.



TRUSTEE COMPENSATION TABLE



                                    RETIREMENT
                                      BENEFIT
                                    ACCRUED AS    ESTIMATED  TOTAL TRUSTEE
                                      PART OF     CREDITED     FEES FROM
                     TRUSTEE FEES      FUND       YEARS OF   FUND AND FUND
       TRUSTEE       FROM FUND(1)   EXPENSE(1)    SERVICE(2)  COMPLEX(3)
---------------------------------------------------------------
Richard B. Bailey....    $3,275        $ 443           8       $ 247,168
A. Keith Brodkin.....       -0-          -0-         N/A             -0-
Marshall N. Cohan....     4,400          494           8         149,258
Lawrence H. Cohn.....     3,950          443          18         136,508
The Hon. Sir J. David
  Gibbons............     3,949          443           8         136,508
Abby M. O'Neill......     3,500          426           9         123,758
Walter E. Robb,
  III................     4,400          494           8         149,258
Arnold D. Scott......       -0-          -0-         N/A             -0-
Jeffrey L. Shames....       -0-          -0-         N/A             -0-
J. Dale Sherratt.....     4,400          494          20         149,258
Ward Smith...........     4,400          494          12         149,258



(1) For fiscal year ended October 31, 1996.


(2) Based on normal retirement age of 75.


(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $14.9 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).



          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)



                                                            YEARS OF SERVICE
                                           --------------------------------------------------
AVERAGE TRUSTEE FEES              3                        5                        7               10 OR MORE
     --------------------------------------------------------------------
       $2,948                    $        442            $         737            $       1,032       $ 1,474
        3,326                             499                      832                    1,164       $ 1,663
        3,705                             556                      926                    1,297       $ 1,852
        4,083                             612                    1,021                    1,429       $ 2,042
        4,462                             669                    1,115                    1,562       $ 2,231
        4,840                             726                    1,210                    1,694       $ 2,420



(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



As of January 31, 1997, the Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding not including 348,665 shares (which represent approximately 1.3% of the outstanding shares of the Fund) owned of record by certain employee benefit plans of MFS of which Messrs. Brodkin, Scott and Shames are Trustees.



As of January 31, 1997, Merrill Lynch Pierce Fenner & Smith, Inc., P.O. Box 45286, 4800 Deer Lake Drive E. 3rd Floor, Jacksonville, Florida 32246, was the owner of 10.57% of the outstanding Class A shares of the Fund. As of January 31, 1996, Merrill Lynch Pierce Fenner & Smith, Inc., P.O. Box 45286, 4800 Deer Lake Drive E. 3rd Floor, Jacksonville, Florida 32246, was the owner of 17.13% of the outstanding Class B shares of the Fund. As of January 31, 1996, Merrill Lynch Pierce Fenner & Smith, Inc., P.O. Box 45286, 4800 Deer Lake Drive E. 3rd Floor,

Jacksonville, Florida 32246, was the owner of 31.42% of the outstanding Class C shares of the Fund.


The Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Fund or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated August 30, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to 0.90% of the average daily net assets of the Fund on an annualized basis.



For the Fund's fiscal year ended October 31, 1996, MFS received management fees under the Advisory Agreement of $4,060,523 (equivalent on an annualized basis to 0.90% of the Fund's average daily net assets), of which $679,730, $333,582 and $567,666 were paid to the Fund's Sub-Advisers, Oechsle International Advisers, L.P. ("Oeschle"), Batterymarch Financial Management, Inc. ("Batterymarch") and Foreign & Colonial Management Ltd. ("FCM"), respectively. Oeschle and Batterymarch no longer serve as sub-advisers to the Fund.



For the Fund's fiscal year ended October 31, 1995, MFS received management fees under the Advisory Agreement of $3,459,664 (equivalent on an annualized basis to 0.90% of the Fund's average daily net assets), of which $576,319 and $651,916 were paid to the Fund's Sub-Advisers, Oechsle and Batterymarch, respectively.



For the period from commencement of operations on November 18, 1993 to October 31, 1994, the investment adviser, MFS, received $2,183,204, under its investment advisory agreement with the Fund, (equivalent on an annualized basis to 0.90% of the Fund's average daily net assets) of which $359,241 and $389,337 were paid to the Fund's Sub-Advisers, Oechsle and Batterymarch, respectively.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.

The Fund pays all of its expenses (other than those assumed by the Adviser or MFD, the Fund's distributor); including governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent accountants, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio transactions including currency conversion costs; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in servicing its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions".

The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment

Objective, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

SUB-ADVISERS


Prior to March 18, 1996 and October 31, 1996, MFS had retained Batterymarch and Oechsle, respectively, as sub-advisers to the Fund. Under this arrangement, the Fund paid an investment advisory fee to MFS and MFS paid sub-advisory fees to Batterymarch and Oechsle.



On March 18, 1996, shareholders of the Fund approved the replacement of Batterymarch as a sub-adviser to the Fund with Foreign & Colonial Management Limited ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"). Effective October 31, 1996, MFS terminated Oechsle as a sub-adviser to the Fund. On November 1, 1996, MFS began managing the assets of the Fund previously managed by Oechsle. These assets are managed by MFS using a committee of investment research analysts as described in the Prospectus under the caption "Management of the Fund -- Investment Adviser." A further description of FCM and FCEM is contained in the Prospectus under the caption "Management of the Fund -- Sub-Investment Advisers."



ADMINISTRATOR



MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement dated May 6, 1991 (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of January 1, 1995 as amended and restated. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C shares and Class I shares of the Fund. The public offering price of Class B, Class C shares and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended October 31, 1996, MFD received sales charges of $80,312 and dealers received sales charges of $612,017 (as their concession on gross sales charges of $692,329) for selling Class A shares of the Fund; the Fund received $32,192,386 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended October 31, 1995, MFD received sales charges of $75,546 and dealers received sales charges of $907,160 (as their concession on gross sales charges of $982,706) for selling Class A shares of the Fund; the Fund received $35,772,603 representing the aggregate net asset value of such shares. For the period from commencement of operations on November 18, 1993 until October 31, 1994, MFD received sales charges of $261,602 and dealers received sales charges of $4,410,248 (as their concession on gross sales charges of $4,671,850) for selling Class A shares of the Fund; the Fund received $102,267,379 representing the aggregate net asset value of such shares.



During the Fund's fiscal year ended October 31, 1996, the CDSC imposed on redemption of Class A, Class B and Class C shares were $1,528, $538,744 and $1,141, respectively. During the Fund's fiscal year ended October 31, 1995, the CDSC imposed on redemption of Class A and Class B shares were $1,700 and $732,574, respectively. For the period from commencement of operations on November 18, 1993 until October 31, 1994, the CDSC imposed on redemptions of Class A and Class B shares were $208 and $320,082, respectively.



The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Objective, Policies and
Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND BROKERAGE
   COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser or a Sub-Adviser. Any such person may serve other clients of the Adviser or a Sub-Adviser, or any subsidiary of the Adviser or a Sub-Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser or a Sub-Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser or a Sub-Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement or either sub-advisory agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser or a

Sub-Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Rules of Fair Practice of the NASD and such other policies as the Trustees may determine, the Adviser or a Sub-Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement or either sub-advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or a Sub-Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser or a Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser or a Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's or Sub-Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser or a Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's and Sub-Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser or a Sub-Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser or a Sub-Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or a Sub-Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or a Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser or a Sub-Adviser, the Adviser or a Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal year ended October 31, 1996, total brokerage commissions of $1,327,540 were paid on total transactions (other than U.S. Government securities, purchase options transactions and short-term obligations) of $3,489,480,421. For the Fund's fiscal year ended October 31, 1995, total brokerage commissions of $1,494,102 were paid on total transactions (other than U.S. Government securities, purchase options transactions and short-term obligations) of $546,418,442. For the period from commencement of investment operations on November 18, 1993 to October 31, 1994, total brokerage commissions of $575,263 were paid on total transactions (other than U.S. Government securities, purchase options transactions and short-term obligations) of $651,549,854.



During the Fund's fiscal year ended October 31, 1996, the Fund did not acquire or sell securities issued by affiliates of regular broker-dealers of the Fund.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser, any subsidiary of the Adviser or a Sub-Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with all classes of shares of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.



If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.



RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.



SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order:
(i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (in the case of Class C shares for shares of MFS Money Market Fund and if available for sale). Under the Automatic Exchange Plan, transfers of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of certain Class C shares and Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.



EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e. an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS Fundamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

     Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     Simplified Employee Pension (SEP-IRA) Plans;

     Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986 (the "Code") as amended;

     403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

     Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFS Service Center, Inc.

6. TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year that is payable to shareholders of record in such a month and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase (including purchases by exchange or by reinvestment) followed by any purchase without payment of an addi-tional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts and Forward Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The holding of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid taxes on the Fund.


Investment income received by the Fund from foreign securities may be subject to foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


7. DISTRIBUTION PLAN



The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and the respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.



The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES. With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.



DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.



DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended October 31, 1996, the Fund paid the following Distribution Plan expenses:



                            AMOUNT OF      AMOUNT OF       AMOUNT OF
                          DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                           AND SERVICE    AND SERVICE     AND SERVICE
                          FEES PAID BY   FEES RETAINED   FEES RECEIVED
    CLASSES OF SHARES         FUND           BY MFD        BY DEALERS
Class A Shares             $   405,197     $   74,728       $330,469
Class B Shares             $ 2,717,921     $2,117,886       $600,035
Class C Shares             $   172,983     $   16,824       $156,159



GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distributions Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays
(or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares purchased after April 1, 1996) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (5.75% maximum) and/or
(iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the Performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.



As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).



Total rate of return quotations for each class are presented in Appendix B attached hereto under the heading "Performance Quotations."



PERFORMANCE RESULTS -- The performance results for Class A shares presented in Appendix B attached hereto under the heading entitled "Performance Quotations" assume initial investment of $10,000 in Class A shares and cover the period from November 18, 1993 through December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.



From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); and issues regarding financial and health care management for elderly family members; and other similar or related matters.


MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.
  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933.

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first
     combination fixed/ variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub- advisers.

  -- 1993 -- MFS becomes money manager of MFS(R)
     Union Standard Trust, the first trust to invest solely in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders.

9. DESCRIPTION OF SHARES, VOTING RIGHTS
   AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and one other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each series of the Trust (Class A, Class B, Class C and Class I shares). Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS

Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at October 31, 1996, the Statement of Assets and Liabilities at October 31, 1996, the Statement of Operations for the year ended October 31, 1996, the Statement of Changes in Net Assets for each of the years in the two-year period ended October 31, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A

                          DESCRIPTION OF BOND RATINGS

                                    MOODY'S

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     S & P

AAA: Debt rated AAA has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                     FITCH

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated
'F-1 +'.

A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protect. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

NR  Indicates that Fitch does not rate the specific issue.

CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.


FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within

12 months.

                                                                      APPENDIX B



                       PERFORMANCE RESULTS AND QUOTATIONS



The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.



                              PERFORMANCE RESULTS



                                 CLASS A SHARES



                                                      VALUE OF            VALUE OF
                                                      INITIAL              CAPITAL             VALUE OF
                                                      $10,000               GAIN              REINVESTED          TOTAL
                    YEAR ENDED                       INVESTMENT         DISTRIBUTIONS         DIVIDENDS           VALUE
---------------------------------------------------  ----------         -------------         ----------         -------
December 31, 1993(1)...............................   $ 10,094              $   0               $    0           $10,094
December 31, 1994..................................     10,251                  0                  137            10,388
December 31, 1995..................................     10,829                116                1,137            12,082
December 31, 1996..................................     11,614                552                1,538            13,704



(1) Based on initial investment made on November 18, 1993, the initial public offering date of Class A shares.



EXPLANATORY NOTES:



The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.



                             PERFORMANCE QUOTATIONS



All performance quotations are for the fiscal year ended October 31, 1996.



                          AVERAGE ANNUAL TOTAL RETURNS



                                                                                                  LIFE
                                                                                  1 YEAR         OF FUND
                                                                                  ------         -------
Class A shares with sales charge................................................   9.06%          10.36%(1)
Class A shares without sales charge.............................................  15.73%          12.60%(1)
Class B shares with CDSC........................................................  10.77%          10.87%(2)
Class B shares without CDSC.....................................................  14.77%          11.69%(2)
Class C shares with CDSC........................................................  13.88%          11.80%(3)
Class C shares without CDSC.....................................................  14.88%          11.80%(3)



(1) From initial public offering date of Class A shares on November 18, 1993.



(2) From the initial public offering date of Class B shares on November 18, 1993.



(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g. Rule 12b-1 fees), which generally are lower for Class A shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

MFS(R)
WORLD GROWTH
FUND

500 BOYLSTON STREET
BOSTON, MA 02116

LOGO


                                                      MWF-13-3/97/500 09/209/309

[logo] MFS                                                     Annual Report
INVESTMENT MANAGEMENT                                         for Year Ended
                                                            October 31, 1996

MFS{R) WORLD GROWTH FUND

[graphic omitted]

AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND", (see page 36)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Managers' Overview ..............................................  3
Fund Facts ................................................................  4
Portfolio Managers' Profiles ..............................................  5
Portfolio Concentration ...................................................  5
Performance Summary .......................................................  6
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 34
MFS Family of Funds ....................................................... 35
Trustees and Officers ..................................................... 37

   HIGHLIGHTS

   * FOR THE 12 MONTHS ENDED OCTOBER 31, 1996, THE NET ASSET VALUE OF CLASS A SHARES PROVIDED A TOTAL RETURN OF 15.73%, CLASS B SHARES 14.77%, AND CLASS C SHARES 14.88%.

   * OVERWEIGHTING THE UNITED STATES, ONE OF THE BEST-PERFORMING WORLD MARKETS OVER THE PAST YEAR, HELPED THE FUND'S PERFORMANCE, AS DID OUR OVERWEIGHTING IN TWO STRONG SECTORS, TECHNOLOGY AND LEISURE.

   * PERFORMANCE WAS ALSO HELPED BY AN OVERWEIGHTING IN EMERGING MARKETS, ESPECIALLY IN LATIN AMERICAN COUNTRIES SUCH AS BRAZIL, MEXICO, AND PERU, WHOSE ECONOMIES APPEAR TO BE COMING OUT OF RECESSION FASTER THAN EXPECTED.

   * WHILE CONTINUED ECONOMIC SLOWDOWN IN EUROPE HURT SOME OF OUR MORE CYCLICAL-GROWTH STOCK HOLDINGS, WE BELIEVE BUYING OPPORTUNITIES HAVE BEEN CREATED BY THIS SLOWER-THAN-ANTICIPATED RECOVERY.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further interest rate increases, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

  Outside the United States, we see similar economic backdrops, with slow to moderate growth and low inflation in the developed countries of Europe and Japan. We believe the long-term underperformance of many of these markets relative to the United States has created some attractive valuations. European markets such as the United Kingdom and Germany have recently eased monetary policy, a trend which may continue as German and other central banks seek economic stimulus. Meanwhile, corporate earnings growth is expected to improve in these markets, which may lead to their outperforming the U.S. market.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Portfolio Managers' Overview, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

November 12, 1996

PORTFOLIO MANAGERS' OVERVIEW

Dear Shareholders:

The Fund's performance over the past year reflected our decision to continue overweighting stocks in the U.S. and emerging markets. As a result, for the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 15.73%, Class B shares 14.77%, and Class C shares 14.88%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. During this same period, the Morgan Stanley Capitol International
(MSCI) World Index, a broad, unmanaged index of global equities, returned
16.83%.

  The Fund invests in companies worldwide that are expected to grow much faster than the overall U.S. economy, in what we consider the most attractive markets with the best long-term growth potential. We have identified three of these markets: U.S. small-capitalization and emerging growth stocks, which represent 43% of the Fund's assets; growth stocks in mature foreign markets such as Europe and Japan, representing 33%; and stocks in emerging markets, representing 22%.

  Overweighting the United States, one of the best-performing world markets over the past year, helped the Fund's performance, as did our overweighting in two strong sectors, technology and leisure. The U.S. sector of the portfolio focuses on companies with dynamic earnings growth driven by leadership positions in rapidly growing markets. Thus, our holdings include software and networking companies such as Oracle, BMC Software, and Cisco, whose focus on increasing productivity is driving earnings growth. In the consumer area, lodging companies such as HFS and Promus Hotel significantly outperformed the market due to strong demand and favorable pricing. Performance was also helped by an underweighting in health maintenance organizations, where pricing and utilization trends have continued to deteriorate.

  The Fund's performance was helped by its overweighting in emerging markets, especially in Latin American countries such as Brazil, Mexico and Peru, whose economies appear to be coming out of recession faster than expected. Performance was also helped by overweighting Hong Kong and China, where solid gross domestic product growth prevailed in the face of slowing inflation, and by underweighting the rest of emerging Asia, where economic growth rates are slowing from the accelerated levels of the early 1990s. We also identified many companies in Eastern Europe whose strong export growth drove earnings acceleration and contributed to performance.

  On the negative side, performance was hurt by the Fund's holdings in Japan, a lackluster market. There, economic recovery was disappointing despite low interest rates. The continued economic slowdown in Europe also hurt some of our more cyclical-growth stock holdings. However, we believe buying opportunities have been created by this slower-than-anticipated recovery. Our favorite area now in developed foreign markets is continental Europe, where we expect companies focusing on restructuring, turnaround, and unit growth to do well in the anticipated slow economic recovery. Reflecting this strategy, major holdings include ASDA, a U.K. retailer; Wolters Kluwer, a Dutch publisher; and Novo-Nordisk, a Scandinavian pharmaceutical company.

  Looking forward, the Fund must be attentive to three different economic trends. First, we believe that U.S. growth in 1997 could be slower relative to 1996, making the higher earnings rates of U.S. emerging growth companies even more valuable. Second, we expect Europe and Japan to continue their recoveries from recession, with an accompanying acceleration in earnings growth. Third, we anticipate robust earnings increases from companies in emerging markets, where market reforms could enhance trade and open up further opportunities for development. Recognizing these pervasive trends, we are constantly searching for the fastest growing companies at the most attractive valuations.

Respectfully,

/s/ John W. Ballen          /s/ David Mannheim            /s/ Toni Y. Shimura

John W. Ballen              David Mannheim                Toni Y. Shimura
Portfolio Manager           Portfolio Manager             Portfolio Manager

  FUND FACTS

  STRATEGY:                     THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK
                                CAPITAL APPRECIATION BY INVESTING IN SECURITIES
                                OF COMPANIES WORLDWIDE THAT ARE GROWING AT RATES
                                EXPECTED TO BE WELL ABOVE THE GROWTH RATE OF THE
                                OVERALL U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        NOVEMBER 18, 1993

  SIZE:                         $474.8 MILLION NET ASSETS AS OF OCTOBER 31, 1996

   PORTFOLIO MANAGERS' PROFILES

   JOHN BALLEN BEGAN HIS CAREER AT MFS AS AN INDUSTRY SPECIALIST IN 1984. A GRADUATE OF HARVARD COLLEGE, THE UNIVERSITY OF NEW SOUTH WALES AND THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS PROMOTED TO INVESTMENT OFFICER IN 1986, VICE PRESIDENT - INVESTMENTS IN 1987, DIRECTOR OF RESEARCH IN 1988 AND SENIOR VICE PRESIDENT IN 1990. IN 1993, HE BECAME DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT AND ON MAY 1, 1995 HE BECAME CHIEF EQUITY OFFICER. HE HAS BEEN PORTFOLIO MANAGER OF MFS WORLD GROWTH FUND SINCE 1993.

   DAVID MANNHEIM BEGAN HIS CAREER AT MFS IN 1988 AS A RESEARCH SPECIALIST AND WAS PROMOTED TO ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991 AND VICE PRESIDENT - INVESTMENTS IN 1992. IN 1993 HE WAS NAMED PORTFOLIO MANAGER OF MFS WORLD GROWTH FUND. MR. MANNHEIM IS A GRADUATE OF AMHERST COLLEGE AND OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY'S SLOAN SCHOOL OF MANAGEMENT.

   TONI SHIMURA JOINED THE MFS RESEARCH DEPARTMENT IN 1987. A GRADUATE OF WELLESLEY COLLEGE AND OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY'S SLOAN SCHOOL OF MANAGEMENT, SHE WAS PROMOTED TO INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991, AND VICE PRESIDENT - INVESTMENTS IN 1992. IN 1993, SHE WAS NAMED PORTFOLIO MANAGER OF MFS WORLD GROWTH FUND.


PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

TOP TEN HOLDINGS

HFS, INC.                                           ASTRA AB
Franchiser of hotels and real estate companies      Swedish pharmaceutical manufacturer

ORACLE SYSTEMS CORP.                                COMPUTER ASSOCIATES INTERNATIONAL, INC.
Developer and manufacturer of                       Computer software company
  database software
                                                    CISCO SYSTEMS, INC.
TECHNOLOGY SOLUTIONS CO.                            Computer network developer
Computer systems consulting company
                                                    SHARP CORP.
CADENCE DESIGN SYSTEMS, INC.                        Japanese consumer and industrial electronics
Computer software and systems company                 company

BMC SOFTWARE, INC.                                  DAIMLER-BENZ AG
Computer software company                           German automaker

LARGEST SECTORS

Miscellaneous                 64.2%
Technology                    18.5%
Leisure                        8.4%
Health Care                    4.8%
Utilities & Communications     4.7%

*For a more complete breakdown refer to Portfolio of Investments.


   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

   THE MFS WORLD GROWTH FUND HAS DESIGNATED $4,074,755 AS A LONG-TERM CAPITAL GAIN DISTRIBUTION.

   FOREIGN TAX CREDIT

   THE FUND IS ESTIMATED TO HAVE DERIVED APPROXIMATELY 77.24% OF ITS ORDINARY INCOME FROM DIVIDENDS PAID BY FOREIGN COMPANIES, AND TO HAVE PAID FOREIGN TAXES EQUIVALENT TO APPROXIMATELY 8.84% OF ITS ORDINARY INCOME.

   DIVIDENDS RECEIVED DEDUCTION

   FOR THE YEAR ENDED OCTOBER 31, 1996, THE AMOUNT OF DISTRIBUTIONS FROM ORDINARY INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 1.00%.

PERFORMANCE SUMMARY

The information on the following page illustrates the historical performance of MFS World Growth Fund Class A shares and Class B shares in comparison to various market indicators. Class A share results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the Period from December 1, 1993 to October 31, 1996)

         MFS World                                       Consumer     MFS World
        Growth Fund    MSCI       Russell     S&P 500   Price Index  Growth Fund
          Class A      World       2000      Composite     U.S.        Class B
        -----------    -----      -------    ---------  -----------  -----------
12/93     9422.00     10000.0     10000.0     10000.0     10000.0      10000.0
10/94     10954.0     11464.0     10305.0     10493.0     10254.0      11547.0
10/95     11553.0     12613.0     12193.0     13252.0     10542.0      12079.0
10/96     13370.0     14737.0     14218.0     16428.0     10860.0      13863.0


AVERAGE ANNUAL TOTAL RETURNS
                                                                                        1 Year        Life of Fund+
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class A) including 5.75% sales charge                           + 9.06%              +10.36%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class A) at net asset value                                     +15.73%              +12.60%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class B) with CDSC                                              +10.77%              +10.87%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class B) without CDSC                                           +14.77%              +11.69%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class C) with CDSC                                              +13.88%              +11.80%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class C) without CDSC                                           +14.88%              +11.80%
------------------------------------------------------------------------------------------------------------------------
Average global portfolio##                                                             +15.52%              +11.25%
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index                                +16.83%              +14.21%
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index*                                                       +16.61%              +12.82%
------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                                                +24.08%              +18.54%
------------------------------------------------------------------------------------------------------------------------
Consumer Price Index#                                                                  + 3.01%              + 2.87%
------------------------------------------------------------------------------------------------------------------------

 *The Russell 2000 Total Return Index is comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.
**The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock performance.
 #The Consumer Price Index is a popular measure of change in prices.
##Source: Lipper Analytical Services.
 +Commencement of operations for class A and B shares is November 18, 1993.

Class A SEC results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase. See the prospectus for details.

Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A and Class C shares differ. The Class A share performance, which is included within the Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the initial sales charge generally applicable to Class A shares. Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO OF INVESTMENTS - October 31, 1996

Stocks - 84.7%
---------------------------------------------------------------------------
Issuer                                              Shares            Value
---------------------------------------------------------------------------
Foreign Stocks - 53.5%
  Argentina - 0.7%
    Banco de Galicia y Buenos Aires S.A. de
      C.V., ADR (Banks and Credit Companies)         33,821    $    613,006
    Mirgor Sacifia, ADR (Auto Parts)##*             108,000         172,800
    Perez Companc S.A. (Oils)                       102,672         652,097
    Telefonica de Argentina, ADR (Utilities
      - Telephone)                                   25,100         583,575
    YPF Sociedad Anonima, ADR (Oils)                 56,000       1,274,000
                                                               ------------
                                                               $  3,295,478
---------------------------------------------------------------------------
  Australia - 1.4%
    Broken Hill Proprietary (Mining)                 53,400    $    708,405
    News Corp. Ltd. (Media)                         430,400       2,447,496
    News Corp. Ltd., Preferred (Media)               43,700         192,088
    Sydney Harbour Casinos Ltd., Preferred
      (Entertainment)*                              655,800         934,908
    Western Mining Corp. Ltd., ADS (Metals
      and Minerals)                                 377,060       2,368,148
                                                               ------------
                                                               $  6,651,045
---------------------------------------------------------------------------
  Brazil - 2.9%
    Banco Bradesco S.A., Preferred (Banks
      and Credit Companies)                     111,171,934    $    947,986
    Brasmotor S.A., Preferred (Furniture and
      Home Appliances)*                           2,560,000         869,697
    CEMIG (Utilities - Electric)                 17,500,000         557,043
    Centrais Eletricas Brasile, ADR
      (Utilities - Electric)                         63,200       1,027,000
    Cia Brasileira de Distribuicao Grupo Pao
      de Acucar, GDS (Supermarkets)##                45,000         877,500
    Cia Cervejaria Brahma, Preferred
      (Beverages)                                 2,630,433       1,625,937
    Cia de Tecidos Norte de Minas -
      Coteminas (Textiles)                          470,000         157,841
    Cia Siderurgica de Tubarao (Steel)               23,400         409,500
    Cia Vale do Rio Doce, Preferred (Iron
      and Steel)                                     29,553         612,751
    Itausa Investimentos Itau S.A.
      (Conglomerate)                                750,000         591,356
    Petrol Brasileiros (Oils)                     8,110,000       1,049,966
    Rhodia-Ster S.A., GDR (Chemicals)##              36,000         112,500
    Sider Paulista, Pfd., "B" (Iron and
      Steel)*                                       168,000         127,557
    Souza Cruz S.A. (Tobacco)                        87,000         523,372
    Telebras, ADR (Telecommunications)               39,490       2,932,133
    Telecommunicacoes Sao Paulo,
      (Telecommunications)                          107,140          18,251
    Telecommunicacoes Sao Paulo, Preferred
      (Telecommunications)*                       2,500,000         457,510
    Usinas Siderurgicas de Minas Gerais
      S.A., ADR (Steel) ##                           94,700         970,675
                                                               ------------
                                                               $ 13,868,575
---------------------------------------------------------------------------
  Canada - 1.0%
    BioChem Pharma, Inc. (Biotechnology)*            36,400    $  1,551,550
    Echo Bay Mines Ltd. (Precious Metals and
      Minerals)                                     147,200       1,150,000
    Loewen Group, Inc. (Business Services)##         16,000         633,119
    Placer Dome, Inc. (Precious Metals and
      Minerals)                                      55,400       1,329,600
                                                               ------------
                                                               $  4,664,269
---------------------------------------------------------------------------
  Chile - 0.1%
    Moneda Chile Fund Ltd. (Finance)*+               63,000    $    567,000
---------------------------------------------------------------------------
  China - 0.3%
    Huaneng Power International, Inc., ADR
      (Utilities - Electric)                         19,800    $    301,950
    Qingling Motors Co., "H" (Automotive)           694,000         291,721
    Shanghai Petrochemical Co., Ltd. (Oils)       2,417,000         648,664
    Yizheng Chemical Fibre Co., Ltd.
      (Textiles)                                  1,476,000         341,715
                                                               ------------
                                                               $  1,584,050
---------------------------------------------------------------------------
  Colombia - 0.7%
    Banco Industrial Colombiano, ADR (Banks
      and Credit Companies)                         127,000    $  2,317,750
    Cementos Diamante S.A., ADR
      (Construction)##                               90,700       1,258,462
                                                               ------------
                                                               $  3,576,212
---------------------------------------------------------------------------
  Denmark - 0.4%
    Novo-Nordisk A/S, "B"
      (Biopharmaceuticals)                           11,336    $  1,882,494
---------------------------------------------------------------------------
  France - 3.0%
    Alcatel Alsthom Compagnie (Electrical
      Equipment)                                     40,738    $  3,465,711
    Business Objects S.A. (Computer
      Software)*                                      9,600         142,800
    Compagnie de Suez (Banks and Credit
      Companies)                                     44,380       1,905,958
    Compagnie Financiere de Paribas (Banks
      and Credit Companies)                          27,700       1,778,205
    Eaux (Compagnie Generale) (Utilities -  Water)   27,576       3,287,597
    Sidel (Machinery)                                17,412       1,158,875
    Valeo S.A. (Automotive)                          39,092       2,340,181
                                                               ------------
                                                               $ 14,079,327
---------------------------------------------------------------------------
  Germany - 3.5%
    Adidas AG (Stores)                                9,450    $    808,044
    Daimler-Benz AG (Automotive)                     90,530       5,301,790
    Hoechst AG (Chemicals)                           24,920         934,910
    Mannesmann AG (Diversified Machinery)             8,541       3,308,372
    SAP AG (Computer Software - Systems)             19,600       2,631,410
    SAP AG, ADR (Computer Software -
      Systems)##                                      8,000         354,000
    Volkswagen AG (Automotive)                        7,948       3,121,867
                                                               ------------
                                                               $ 16,460,393
---------------------------------------------------------------------------
  Hong Kong - 3.5%
    Bank of East Asia (Banks and Credit
      Companies)                                    252,360    $    985,717
    Cheung Kong Holdings (Restaurants)              245,000       1,964,639
    China Light & Power (Utilities - Electric)          400           1,857
    Citic Pacific Ltd. (Conglomerate)               200,000         972,619
    Hang Seng Bank (Banks and Credit
      Companies)                                    156,000       1,851,210
    Henderson China Holdings Ltd. (Real
      Estate)*                                      185,272         419,346
    Hutchison Whampoa (Real Estate)                 267,000       1,864,790
    New World Development Co. (Real Estate)         605,000       3,521,218
    Sun Hung Kai Properties (Real Estate)           173,000       1,969,037
    Swire Pacific Air Ltd. (Transportation)         165,000       1,456,504
    Wharf Holdings Ltd. (Real Estate)               308,000       1,270,769
    Zhenhai Refining & Chemical Co. Ltd.
      (Oils)                                      1,200,000         318,171
                                                               ------------
                                                               $ 16,595,877
---------------------------------------------------------------------------
  India - 0.9%
    Gujarat Ambuja Cements Ltd. (Building
      Materials)                                     50,000    $    412,500
    Hindalco Industries Ltd. (Mining)##               7,450         133,206
    India Gateway Fund Ltd. (Finance)+*             107,000         520,020
    ITC Ltd. (Conglomerate)                         165,000       1,463,550
    Mahanagar Telephone Nigam Ltd.
      (Telecommunications)                          190,000       1,209,578
    Tata Engineering & Locomotive Co. Ltd.
      (Autos and Trucks)                             65,000         752,535
                                                               ------------
                                                               $  4,491,389
---------------------------------------------------------------------------
  Indonesia - 0.3%
    Industrial Development Bank (Banks and
      Credit Companies)                             280,000    $    824,225
    PT Gudang Garam (Tobacco)                       144,000         575,184
                                                               ------------
                                                               $  1,399,409
---------------------------------------------------------------------------
  Israel - 0.2%
    Koor Industries Ltd., ADR (Conglomerate)          8,700    $    151,163
    NICE Systems Ltd., ADR
      (Telecommunications)*                          16,700         336,087
    Teva Pharmaceutical Industries Ltd., ADR
      (Pharmaceuticals)                               8,700         364,313
                                                               ------------
                                                               $    851,563
---------------------------------------------------------------------------
  Italy - 2.4%
    Fiat S.p.A. (Automotive)                      1,143,900    $  3,055,675
    Fila Holdings S.p.A., ADR (Apparel and
      Textiles)                                      23,600       1,699,200
    Gucci Group N.V. (Retail - Apparel)*              2,100         144,900
    Instituto Nazionale delle Assicurazioni
      (Insurance)                                   538,000         742,497
    Luxottica Group S.p.A., ADR (Consumer
      Goods and Services)                            19,000       1,206,500
    Olivetti Group (Computers)*                   2,839,628         824,951
    Pirelli S.p.A (Tire and Rubber)               1,435,400       2,543,627
    Stet Societa Finanziaria Telefonica
      S.p.A. (Telecommunications)                   293,800       1,014,171
                                                               ------------
                                                               $ 11,231,521
---------------------------------------------------------------------------
  Japan - 11.3%
    Canon, Inc. (Office Equipment)                   16,000    $    305,723
    DDI Corp. (Telecommunications)                      392       2,937,681
    Daiei, Inc. (Retail)                            245,000       2,168,902
    Daiwa Securities Co. Ltd. (Finance)             253,000       2,727,583
    Eisai Co. Ltd. (Pharmaceuticals)                 77,000       1,376,808
    Isetan Co. (Retail)                              38,000         506,267
    Ito-Yokado Co. Ltd. (Retail)                     39,000       1,941,625
    Japan Tobacco, Inc. (Consumer Goods and
      Services)                                          31         218,459
    Kawasaki Heavy Industries (Aerospace)           377,000       1,721,597
    Komori Corp. (Printing Machinery)                63,000       1,413,621
    Kyocera Corp. (Electronics)                      21,000       1,382,330
    Matsuzakaya Co., Ltd. (Retail)                   69,000         725,743
    Mitsubishi Trust & Banking (Finance)            132,000       1,943,729
    Murata Manufacturing Co. Ltd.
      (Electrical Equipment)                         17,000         545,359
    NEC Corp. (Electronics - Semiconductor)         135,000       1,467,263
    Nichido Fire & Marine Ltd. (Insurance)          250,000       1,555,789
    Nikon Corp. (Consumer Goods)                     40,000         441,756
    Nippon Steel Corp. (Steel)                      950,000       2,764,484
    Nippon Telephone & Telegraph Co.
      (Telecommunications)                              371       2,585,196
    Nissan Motor Co. (Automotive)                   419,000       3,162,056
    NKK Corp. (Steel)*                              422,000       1,057,867
    Nomura Securities (Finance)                      33,000         543,781
    NTT Data Communications Systems Co.
      (Computer Software - Systems)                      92       2,717,504
    Obayashi Corp. (Engineering and
      Construction)                                 165,000       1,269,787
    Pioneer Electronics Corp. (Electronics)          77,000       1,518,538
    Rohm Co. (Electronics)                            6,000         354,983
    Sharp Corp. (Electronics)                       359,000       5,443,685
    Sony Corp. (Electronics)                         50,100       2,999,237
    Sumitomo Bank (Banks and Credit
      Companies)                                    131,000       2,296,433
    Sumitomo Realty & Development (Real
      Estate)                                       386,000       2,801,367
    Taisei Corp. (Engineering and
      Construction)                                 149,000         914,191
                                                               ------------
                                                               $ 53,809,344
---------------------------------------------------------------------------
  Malaysia - 1.7%
    DCB Holdings Berhad (Finance)                   135,000    $    462,292
    Genting Berhad (Leisure)                        142,000       1,062,470
    Malayan Bank Berhad (Banks and Credit
      Companies)                                     71,000         702,692
    Petronas Gas Berhad (Gas)##                     152,000         619,794
    Renong Berhad (Conglomerate)                    662,000       1,043,056
    Resorts World Berhad (Entertainment)            344,000       1,974,664
    Rothmans of Pall Mall (Tobacco Products)         61,000         601,306
    Sime Darby Berhad (Conglomerate)                255,000         903,504
    Tenaga Nasional Berhad (Utilities - Electric)   155,000         619,755
                                                               ------------
                                                               $  7,989,533
---------------------------------------------------------------------------
  Mexico - 2.1%
    Cemex S.A. de C.V., "B" (Construction)          291,506    $    993,191
    Cifra S.A. de C.V. (Retail)                     490,300         631,419
    Corporacion GEO S.A. de C.V. (Home
      Builders)##*                                   45,000         807,435
    Empresas ICA Sociedad Controladora S.A.,
      ADR (Construction)                             58,500         760,500
    Fomento Economico Mexicano S.A. de C.V.,
      "B" (Brewery)                                 110,000         335,584
    Gruma S.A., "B" (Food Products)*                374,000       1,865,792
    Grupo Carso S.A. de C.V. (Conglomerate)*        138,300         337,190
    Grupo Carso S.A. de C.V., "A1"
      (Conglomerate)*                               171,300         781,752
    Grupo Financiero Banamex, "B" (Finance)         292,200         621,080
    Grupo Financiero Banamex, "L"
      (Finance)##                                    11,997          24,600
    Grupo Financiero Inbursa S.A. de C.V.,
      "B" (Finance)                                   4,825          15,685
    Kimberly-Clark de Mexico S.A. de C.V.
      (Forest and Paper Products)                    30,000         581,395
    Telefonos de Mexico S.A. (Utilities -
      Telecommunications)                         1,021,000       1,549,755
    Tubos de Acero de Mexico S.A. (Steel)*           60,000         667,500
                                                               ------------
                                                               $  9,972,878
---------------------------------------------------------------------------
  Netherlands - 0.4%
    Wolters Kluwer (Publishing)                      14,320    $  1,835,768
---------------------------------------------------------------------------
  Pakistan - 0.6%
    Cherat Cement Co. (Construction)*                16,500    $      8,542
    Fauji Fertilizer (Chemicals)*                   176,600         345,887
    Hub Power Co. (Utilities - Electric)*         1,694,500       1,441,681
    Pakistan Synthetic (Textiles)                     9,000           2,897
    Pakistan Telecom (Telecommunications)*           11,910         962,787
    Sui Northern Gas (Oil Services)                 284,200         296,042
                                                               ------------
                                                               $  3,057,836
---------------------------------------------------------------------------
  Peru - 0.9%
    Compania de Minas Buenaventura S.A.
      (Mining)                                      104,430    $    815,162
    CrediCorp. Ltd. (Finance)                       112,282       1,964,935
    Telefonica del Peru S.A. (Utilities -
      Telephone)                                    594,954       1,261,534
                                                               ------------
                                                               $  4,041,631
---------------------------------------------------------------------------
  Philippines - 0.5%
    Ayala Land, Inc., "B" (Real Estate)             854,700    $    912,027
    Manila Electric Co., "B" (Utilities -
      Electric)                                      47,387         348,540
    Philippine Long Distance Telephone Co., ADR
      (Utilities - Telephone)                         6,185         370,327
    Pilipino Telephone (Utilities - Telephone)      385,000         341,130
    San Miguel Corp., "B", ADR (Food and
      Beverage Products)                              9,768         362,610
                                                               ------------
                                                               $  2,334,634
---------------------------------------------------------------------------
  Poland - 1.2%
    Bank Rozwoju Eksportu S.A. (Banks and
      Credit Companies)                              25,000    $    742,882
    Bank Slaski S.A. w Katowicach (Banks and
      Credit Companies)                              14,000       1,295,374
    Bydgoska Fabryka Kabli S.A. (Wire and
      Cable Products)                               130,000         906,762
    Elektrim Spolka Akcyjna S.A. (Electrical
      Equipment)                                    156,373       1,307,746
    Stomil Olsztyn S.A. (Tire and Rubber)            51,960         551,035
    Wielkopolski Bank Kredytowy S.A. (Banks
      and Credit Companies)                         135,000         840,747
                                                               ------------
                                                               $  5,644,546
---------------------------------------------------------------------------
  Portugal - 0.7%
    Banco Espirito Santo e  Comercial de
      Lisboa S.A. (Banks and Credit Companies)       28,500    $    499,609
    Cimpor Cimentos Portugal (Building Materials)    34,946         732,625
    Engil SGPS (Engineering and Construction)        36,079         366,785
    Portugal Telecom S.A. (Utilities - Telephone)    33,250         862,398
    Sonae Investimentos SGPS S.A. (Forest
      and Paper Products)                            34,180         999,228
                                                               ------------
                                                               $  3,460,645
---------------------------------------------------------------------------
  Russia - 1.4%
    Fleming Russia Securities Fund,
      Preferred (Finance)*+                         110,200    $  1,116,326
    Lukoil Holding Co., ADR (Oils)                   59,900       2,336,100
    Mosenergo, ADR (Utilities - Electric)##         112,200       3,141,600
                                                               ------------
                                                               $  6,594,026
---------------------------------------------------------------------------
  Singapore - 1.2%
    City Developments Ltd. (Real Estate)            267,000    $  2,104,901
    Development Bank of Singapore Ltd.
      (Banks and Credit Companies)                   62,000         744,176
    Fraser & Neave Ltd. (Beverages)                 102,000       1,014,204
    Keppel Corp. (Transportation)                   167,000       1,245,383
    Overseas Chinese Banking Corp. Ltd.
      (Banks and Credit Companies)                   63,000         720,384
                                                               ------------
                                                               $  5,829,048
---------------------------------------------------------------------------
  South Africa - 0.6%
    De Beers Centenary AG (Diamonds -
      Precious Stones)                               21,100    $    622,572
    Free State Consolidated Gold Mines Ltd.
      (Gold Mining)                                  20,000         174,691
    Iscor Ltd. (Steel)                              225,000         160,577
    Liberty Life Association of Africa Ltd.
      (Insurance)                                    14,800         404,367
    Nedcor Ltd. (Financial Services)                 17,000         248,083
    Sappi Ltd. (Forest and Paper Products)           17,500         154,719
    Sasol Ltd. (Oils)                                50,000         609,821
    South African Breweries Ltd. (Beverages)         22,500         584,789
                                                               ------------
                                                               $  2,959,619
---------------------------------------------------------------------------
  South Korea - 0.6%
    Cho Sun Brewery (Beverages)                       7,251    $    193,595
    Commerce Bank of Korea (Banks and Credit
      Companies)                                     18,000         155,097
    Hana Bank (Banks and Credit Companies)           10,000         151,699
    Hana Bank (New) (Banks and Credit
      Companies)                                      1,731          20,797
    Korea Electric Power Corp. (Utilities -
      Electric)                                      10,420         307,289
    Korea Europe Fund (Finance)+                         42         126,000
    Korea Mobile Telecommunications
      (Telecommunications)                              272         272,825
    L.G. Chemicals (Chemicals)                       24,000         289,806
    New Korea Trust (Finance)                        92,000       1,150,000
    Samsung Electronics, GDR (Electronics)##         11,380         238,980
    Samsung Electronics, GDR (Electronics)##          3,429          54,864
    Samsung Electronics, GDR (Electronics)##            200           6,900
    Samsung Electronics, GDR (Electronics)##            664          29,880
    Shinhan Bank (Banks and Credit
      Companies)                                      1,280          20,660
                                                               ------------
                                                               $  3,018,392
---------------------------------------------------------------------------
  Spain - 0.9%
    Banco de Santander S.A. (Banks and
      Credit Companies)                               6,985    $    357,715
    Telefonica de Espania (Utilities -
      Telephone)                                    185,780       3,718,505
                                                               ------------
                                                               $  4,076,220
---------------------------------------------------------------------------
  Sweden - 1.4%
    Astra AB, Free Shares, "A"
      (Pharmaceuticals)                             142,890    $  6,561,664
    Astra AB, Free Shares, "B"
      (Pharmaceuticals)                                 402          18,338
                                                               ------------
                                                               $  6,580,002
---------------------------------------------------------------------------
  Switzerland - 1.1%
    Ciba-Geigy AG (Medical and Health
      Products)                                       1,905    $  2,336,420
    Roche Holdings AG (Pharmaceuticals)                 104         783,175
    Sandoz AG (Pharmaceuticals)                       2,022       2,327,012
                                                               ------------
                                                               $  5,446,607
---------------------------------------------------------------------------
  Taiwan - 0.7%
    GVC Corp., GDR (Computers)##*                     1,099    $    --
    Taipei Fund (Finance)                               338       2,784,444
    Yageo Corp. (Electronics)*                       23,476         217,153
    Yageo Corp. (Electronics)##*                     51,680         478,040
                                                               ------------
                                                               $  3,479,637
---------------------------------------------------------------------------
  Thailand - 0.9%
    Bank of Ayudhya Public Co. Ltd. (Banks
      and Credit Companies)                         148,000    $    423,487
    National Petrochemical PCL (Chemicals)          185,000         192,164
    Phatra Thanakit Co. (Finance)                    48,200         178,540
    Robinson Department Store Public Co.
      Ltd. (Retail)                                 110,000         184,325
    Siam Cement Public Co. Ltd. (Building
      Materials)                                      5,100         174,318
    Siam City Cement Public Co. Ltd.
      (Building Materials)                            8,600          53,935
    TelecomAsia Corp., Ltd. (Utilities -
      Telephone)                                    225,000         432,150
    Thai Euro Fund (Finance)+                        85,000       2,530,450
                                                               ------------
                                                               $  4,169,369
---------------------------------------------------------------------------
  Turkey - 0.1%
    Aksa Akrilik Kimya Sanayii A.S.
      (Textiles)                                    378,000    $     52,052
    Alarko Holding A.S. (Conglomerate)              492,600          87,032
    Arcelik A.S. (Furniture and Home
      Appliances)                                   441,515          43,592
    Turkiye Garanti Bankasi (Finance)             2,750,000         137,186
                                                               ------------
                                                               $    319,862
---------------------------------------------------------------------------
  United Kingdom - 3.7%
    ASDA Group PLC (Retail)                       1,639,300    $  3,119,597
    Cadbury Schweppes PLC (Food and Beverage
      Products)                                     107,200         892,727
    Danka Business Systems, ADR (Business
      Services)                                      49,400       1,957,475
    Glaxo Wellcome PLC (Pharmaceuticals)             34,882         547,498
    Huntingdon International Holdings PLC, ADR
      (Consumer Goods and Services)                  46,000         373,750
    Ladbroke Group PLC (Leisure)                    439,400       1,425,795
    Pace Micro Technology (Electronics)             373,800       1,386,207
    Rentokil Group PLC (Commercial Services)        276,100       1,852,442
    Safeway PLC (Supermarkets)                      398,800       2,364,323
    Vodafone Group PLC (Telecommunications)         912,600       3,525,317
                                                               ------------
                                                               $ 17,445,131
---------------------------------------------------------------------------
  Venezuela - 0.2%
    Mavesa S.A., ADR (Food and Beverage
      Products)##                                     1,645    $     10,281
    Siderurgica Venezolana Sivensa Saica
      S.A.C.A., ADR (Conglomerate)                  250,000         882,812
                                                             -------------
                                                               $    893,093
---------------------------------------------------------------------------
Total Foreign Stocks                                           $254,156,423
---------------------------------------------------------------------------
U.S. Stocks - 31.2%
  Apparel and Textiles - 0.1%
    Nine West Group, Inc.*                            5,200    $    259,350
---------------------------------------------------------------------------
  Automotive - 0.2%
    APS Holding Corp.*                               41,000    $    850,750
    Harvard Industries, Inc., "B"*                   24,000         225,000
    United Auto Group, Inc.                             700          24,063
                                                               ------------
                                                               $  1,099,813
---------------------------------------------------------------------------
  Business Machines - 1.0%
    Affiliated Computer Services, Inc., "A"*         48,900    $  2,689,500
    Sun Microsystems, Inc.*                          33,100       2,019,100
                                                               ------------
                                                               $  4,708,600
---------------------------------------------------------------------------
  Business Services - 5.2%
    Abacus Direct Corp.                                 900    $     23,625
    AccuStaff, Inc.*                                 22,700         607,225
    ADT Ltd.*                                        78,500       1,550,375
    Alco Standard Corp.                              11,000         510,125
    Computer Sciences Corp.*                         19,700       1,462,725
    CUC International, Inc.*                        114,650       2,808,925
    DST Systems, Inc.*                               54,600       1,678,950
    Employee Solutions, Inc.*                        53,400       1,181,475
    Equity Corp. International*                      22,450         516,350
    Ingram Micro, Inc.                                2,900          52,200
    International Network Services*                     800          28,600
    Learning Tree International, Inc.*              116,300       4,913,675
    SABRE Group Holdings, Inc.                       11,900         362,950
    Superior Consultant, Inc.                         2,700          66,150
    Technology Solutions Co.*                       220,000       8,552,500
    Thermo Fibergen, Inc.*                           21,700         273,962
                                                               ------------
                                                               $ 24,589,812
---------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.0%
    Autodesk, Inc.                                    1,000    $     22,875
    First Data Corp.                                 33,901       2,703,605
    Microsoft Corp.*                                  5,200         713,700
    Transaction System Architects, Inc.*             32,200       1,336,300
                                                               ------------
                                                               $  4,776,480
---------------------------------------------------------------------------
  Computer Software - Systems - 8.0%
    Adobe Systems, Inc.                               5,400    $    186,975
    BMC Software, Inc.*                              87,700       7,279,100
    Cadence Design Systems, Inc.*                   210,700       7,690,550
    Computer Associates International, Inc.          95,650       5,655,306
    Compuware Corp.*                                 24,400       1,287,100
    Informix Corp.*                                  64,700       1,435,531
    Oracle Systems Corp.*                           253,000      10,705,062
    Parametric Technology Corp.*                     30,300       1,480,913
    Sybase, Inc.*                                    36,900         650,363
    Synopsys, Inc.*                                   5,400         243,000
    USCS International, Inc.*                        19,500         351,000
    Viasoft, Inc.*                                   12,900         635,325
    Xionics Document Technologies*                   45,700         582,675
                                                               ------------
                                                               $ 38,182,900
---------------------------------------------------------------------------
  Construction Services - 0.4%
    Shaw Group, Inc.                                 87,000    $  2,142,375
---------------------------------------------------------------------------
  Consumer Goods and Services - 0.9%
    Carson, Inc.                                     70,600    $  1,147,250
    Service Corp. International                      12,600         359,100
    Tyco International Ltd.                          53,800       2,669,825
                                                               ------------
                                                               $  4,176,175
---------------------------------------------------------------------------
  Electronics - 1.3%
    Altera Corp.                                     36,600    $  2,269,200
    Analog Devices, Inc.                             12,300         319,800
    Intel Corp.                                      12,000       1,318,500
    Linear Technology Corp.                          17,600         589,600
    LSI Logic Corp.*                                 36,700         972,550
    VLSI Technology, Inc.*                           17,600         303,600
    Xilinx, Inc.*                                     7,000         229,250
                                                               ------------
                                                               $  6,002,500
---------------------------------------------------------------------------
  Entertainment - 1.4%
    Cox Radio, Inc.                                  62,700    $  1,136,437
    Harrah's Entertainment, Inc.*                   115,000       1,926,250
    Hollywood Entertainment Corp.                    67,700       1,404,775
    Jacor Communications, Inc.*                      34,600         968,800
    LIN Television Corp.*                            23,200         878,700
    Sinclair Broadcast Group, Inc.                   13,300         405,650
                                                               ------------
                                                               $  6,720,612
---------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Corporate Express, Inc.                          41,500    $  1,353,938
---------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Earthgrains Co.                                   6,900    $    365,700
---------------------------------------------------------------------------
  Machinery - 0.1%
    S I Handling Systems, Inc.                       26,000    $    351,000
---------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Ventritex, Inc.*                                 11,800    $    269,188
---------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Columbia Healthcare Corp.                           600    $     21,450
    Foundation Health Corp.                             700          20,912
    HealthSource, Inc.*                              18,100         221,725
    HealthSouth Corp.*                               65,800       2,467,500
    Pacificare Health Systems, Inc., "B"*             9,900         695,475
    St. Jude Medical, Inc.*                          10,500         414,750
    United Healthcare Corp.                          61,400       2,325,525
                                                               ------------
                                                               $  6,167,337
---------------------------------------------------------------------------
  Oil Services - 0.1%
    Barrett Resources Corp.*                         10,800    $    414,450
    National Oilwell, Inc.                            1,400          32,550
                                                               ------------
                                                               $    447,000
---------------------------------------------------------------------------
  Pollution Control - 0.3%
    Republic Industries, Inc.                           900    $     28,013
    USA Waste Services, Inc.*                        40,600       1,299,200
                                                               ------------
                                                               $  1,327,213
---------------------------------------------------------------------------
  Printing and Publishing
    Pulitzer Publishing Co.                             800    $     50,800
---------------------------------------------------------------------------
  Railroads - 0.1%
    Wisconsin Central Transportation Corp.*          19,700    $    709,200
---------------------------------------------------------------------------
  Restaurants and Lodging - 5.1%
    Applebee's International, Inc.                   74,400    $  1,813,500
    HFS, Inc.*                                      246,700      18,070,775
    Promus Hotel Corp.*                              93,250       2,960,687
    Renaissance Hotel Group                          65,000       1,194,375
    U.S. Franchise Services, Inc.                     1,500          21,750
                                                               ------------
                                                               $ 24,061,087
---------------------------------------------------------------------------
  Stores - 0.7%
    General Nutrition Cos., Inc.*                    40,800    $    744,600
    Micro Warehouse, Inc.*                            8,600         197,800
    Office Depot, Inc.*                              60,600       1,189,275
    Staples, Inc.*                                   76,500       1,424,812
                                                               ------------
                                                               $  3,556,487
---------------------------------------------------------------------------
  Technology
    Spectrum Holobyte, Inc.*                         20,100    $    113,063
---------------------------------------------------------------------------
  Telecommunications - 3.5%
    3Com Corp.*                                      28,700    $  1,940,838
    Advanced Fibre Communications                       900          51,413
    Bay Networks, Inc.*                                 900          18,225
    Cabletron Systems, Inc.*                         33,100       2,064,612
    Cisco Systems, Inc.*                             91,300       5,649,187
    Glenayre Technologies, Inc.*                     73,200       1,884,900
    Heritage Media Corp.                             12,300         187,575
    International Business Communications
      Systems Inc.+*(+)                              40,300         399,776
    Sterling Commerce, Inc.*                         11,000         309,375
    Tel-Save Holdings, Inc.                           2,450          61,250
    U.S. Robotics Corp.*                                500          31,438
    Univision Communications, Inc.                   14,400         486,000
    WorldCom, Inc.                                  156,000       3,802,500
                                                               ------------
                                                               $ 16,887,089
---------------------------------------------------------------------------
  Total U.S. Stocks                                            $148,317,719
---------------------------------------------------------------------------
Total Stocks (Identified Cost, $354,125,273)                   $402,474,142
---------------------------------------------------------------------------

Warrants - 0.5%
---------------------------------------------------------------------------
Issuer                                              Shares            Value
---------------------------------------------------------------------------
  Hong Kong & China Gas Ltd.*                        27,900    $     10,284
  India Gateway Fund Ltd.+*                          16,000           --
  Intel Corp.*                                       31,300       2,218,877
---------------------------------------------------------------------------
Total Warrants (Identified Cost, $1,798,666)                   $  2,229,161
---------------------------------------------------------------------------

Convertible Bonds - 0.1%
---------------------------------------------------------------------------
                                          Principal Amount
                                              (000 Omitted)
---------------------------------------------------------------------------
  Republic of Italy, 5s, 2001 (Insurance)             $ 305    $    305,000
  Ventritex, Inc., 5.75s, 2001 (Medical and
    Health Products)                                     80         115,800
---------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $385,000)            $    420,800
---------------------------------------------------------------------------

Short-Term Obligations - 13.9%
---------------------------------------------------------------------------
  Federal Farm Credit Bank, due 11/01/96 -
    11/13/96                                        $24,485    $ 24,462,712
  Federal Home Loan Bank, due 11/12/96               11,370      11,351,830
  Federal National Mortgage Assn.,
    due 11/06/96 - 11/18/96                          20,325      20,301,108
  Student Loan Marketing Assn., due 11/01/96          9,790       9,790,000
---------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $ 65,905,650
---------------------------------------------------------------------------
Total Investments (Identified Cost, $422,214,589)              $471,029,753

Other Assets, Less Liabilities - 0.8%                             3,738,340
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $474,768,093
---------------------------------------------------------------------------
  *Non-income producing security.
 ##SEC Rule 144A restriction.
  +Restricted security.
(+)Security valued by or at the direction of the Trustees.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
October 31, 1996
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $422,214,589)          $471,029,753
  Cash                                                                105,848
  Foreign currency, at value (identified cost, $83,730)                80,886
  Receivable for investments sold                                   5,080,597
  Receivable for Fund shares sold                                     413,471
  Interest and dividends receivable                                   327,685
  Deferred organization expenses                                       14,884
  Other assets                                                        166,494
                                                                 ------------
      Total assets                                               $477,219,618
                                                                 ------------
Liabilities:
  Payable for investments purchased                              $  1,645,108
  Payable for Fund shares reacquired                                  348,852
  Payable to affiliates -
    Management fee                                                     11,652
    Shareholder servicing agent fee                                     2,482
    Distribution fee                                                  132,597
  Accrued expenses and other liabilities                              310,834
                                                                 ------------
      Total liabilities                                          $  2,451,525
                                                                 ------------
Net assets                                                       $474,768,093
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $403,766,324
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   48,810,073
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              22,567,448
  Accumulated net investment loss                                    (375,752)
                                                                 ------------
      Total                                                      $474,768,093
                                                                 ============
Shares of beneficial interest outstanding                         25,052,300
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $172,106,103 / 9,014,099 shares of
    beneficial interest outstanding)                                 $19.09
                                                                     ======
  Offering price per share (100/94.25)                               $20.25
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets $282,668,221 / 14,977,356 shares of beneficial
    interest outstanding)                                            $18.87
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $19,993,769 / 1,060,845 shares of beneficial
    interest outstanding)                                            $18.85
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------
Year Ended October 31, 1996
-----------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $ 4,727,103
    Interest                                                        1,228,398
    Foreign taxes withheld                                           (448,080)
                                                                  -----------
      Total investment income                                     $ 5,507,421
                                                                  ------------

  Expenses -
    Management fee                                                $ 4,060,523
    Trustees' compensation                                             39,476
    Shareholder servicing agent fee (Class A)                         243,118
    Shareholder servicing agent fee (Class B)                         597,943
    Shareholder servicing agent fee (Class C)                          25,948
    Distribution and service fee (Class A)                            568,157
    Distribution and service fee (Class B)                          2,717,921
    Distribution and service fee (Class C)                            172,983
    Custodian fee                                                     430,870
    Printing                                                          111,407
    Postage                                                            84,802
    Auditing fees                                                      83,238
    Legal fees                                                         24,492
    Amortization of organization expenses                               6,390
    Miscellaneous                                                     507,759
                                                                  -----------
      Total expenses                                              $ 9,675,027
    Reduction of expenses by distributor                             (162,960)
    Fees paid indirectly                                              (70,021)
                                                                  -----------
      Net expenses                                                $ 9,442,046

                                                                  -----------
        Net investment loss                                       $(3,934,625)

                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $26,049,429
    Foreign currency transactions                                     876,983
                                                                  -----------
      Net realized gain on investments and foreign currency
transactions                                                      $26,926,412
                                                                  -----------
  Change in unrealized appreciation -
    Investments                                                   $37,634,292
    Translation of assets and liabilities in foreign currencies       653,636
                                                                  -----------
      Net unrealized gain on investments and foreign currency
        translation                                               $38,287,928
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $65,214,340
                                                                  -----------
          Increase in net assets from operations                  $61,279,715
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
Year Ended October 31,                                                1996                1995
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $ (3,934,625)      $ (1,957,148)
  Net realized gain on investments and foreign currency
    transactions                                                 26,926,412         38,220,302
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         38,287,928        (16,132,432)
                                                               ------------       ------------
      Increase in net assets from operations                   $ 61,279,715       $ 20,130,722
                                                               ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $   (102,984)      $     --
  From net realized gain on investments and foreign
     currency transactions (Class A)                            (13,664,586)        (1,679,929)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (21,606,221)        (1,881,561)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                       (1,215,266)          (124,750)
                                                               ------------       ------------
      Total distributions declared to shareholders             $(36,589,057)      $ (3,686,240)
                                                               ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                             $332,230,172       $196,631,074
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                28,656,096          2,741,334
  Cost of shares reacquired                                    (315,137,560)      (191,833,455)
                                                               ------------       ------------
    Increase in net assets from Fund share transactions        $ 45,748,708       $  7,538,953
                                                               ------------       ------------
      Total increase in net assets                             $ 70,439,366       $ 23,983,435
Net assets:
  At beginning of period                                        404,328,727        380,345,292
                                                               ------------       ------------
  At end of period (including accumulated net investment
    loss and accumulated undistributed net investment income
    of $375,752 and $382,012, respectively)                    $474,768,093       $404,328,727
                                                               ============       ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------
Year Ended October 31,                                         1996           1995           1994*
-------------------------------------------------------------------------------------------------
                                                            Class A
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $18.16         $17.45         $15.00
                                                             ------         ------         ------
Income from investment operations# -
  Net investment loss(S)                                     $(0.07)        $ --           $(0.02)
  Net realized and unrealized gain on investments and
    foreign currency transactions                              2.73           0.93           2.47
                                                             ------         ------         ------
    Total from investment operations                         $ 2.66         $ 0.93         $ 2.45
                                                             ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.01)        $ --           $ --
  From net realized gain on investments and foreign
    currency transactions                                     (1.72)         (0.22)          --
                                                             ------         ------         ------
    Total distributions declared to shareholders             $(1.73)        $(0.22)        $ --
                                                             ------         ------         ------
Net asset value - end of period                              $19.09         $18.16         $17.45
                                                             ======         ======         ======
Total return(+)                                              15.73%          5.47%          16.33%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.58%          1.63%           1.57%+
  Net investment income (loss)                              (0.35)%          0.02%         (0.14)%+
Portfolio turnover                                              95%           149%           100%
Average commission rate###                                  $0.0130         $ --           $ --
Net assets at end of period (000 omitted)                  $172,106       $143,543       $131,503

  *For the period from the commencement of offering of Class A shares, November 18, 1993 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The distributor did not impose a portion of its distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and ratios would have been:
    Net investment loss                                      $(0.09)        $ --           $(0.04)
    Ratios (to average net assets):
      Expenses##                                              1.68%          1.73%          1.67%+
      Net investment loss                                   (0.45)%        (0.08)%        (0.24)%+

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------
Year Ended October 31,                                         1996           1995           1994*
-------------------------------------------------------------------------------------------------
                                                            Class B
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period
                                                             $17.97         $17.32         $15.00
                                                             ------         ------         ------
Income from investment operations# -
  Net investment loss                                        $(0.21)        $(0.14)        $(0.15)
  Net realized and unrealized gain on investments and
    foreign currency transactions                              2.70           0.92           2.47
                                                             ------         ------         ------
    Total from investment operations                         $ 2.49         $ 0.78         $ 2.32
                                                             ------         ------         ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                               $(1.59)        $(0.13)        $ --
                                                             ------         ------         ------
Net asset value - end of period                              $18.87         $17.97         $17.32
                                                             ======         ======         ======
Total return                                                 14.77%          4.61%         15.47%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  2.39%          2.45%          2.39%+
  Net investment loss                                       (1.16)%        (0.80)%        (0.95)%+
Portfolio turnover                                              95%           149%           100%
Average commission rate###                                  $0.0130         $ --           $ --
Net assets at end of period (000 omitted)                  $282,668       $247,437       $236,971

  *For the period from the commencement of offering of Class B shares, November 18, 1993 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------
Year Ended October 31,                                         1996           1995           1994*
-------------------------------------------------------------------------------------------------
                                                            Class C
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $17.96         $17.34         $16.04
                                                             ------         ------         ------
Income from investment operations# -
  Net investment loss                                        $(0.20)        $(0.13)        $(0.13)
  Net realized and unrealized gain on investments and
    foreign currency transactions                              2.70           0.92           1.43
                                                             ------         ------         ------
    Total from investment operations                         $ 2.50         $ 0.79         $ 1.30
                                                             ------         ------         ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                               $(1.61)        $(0.17)        $ --
                                                             ------         ------         ------
Net asset value - end of period                              $18.85         $17.96         $17.34
                                                             ======         ======         ======
Total return                                                 14.88%          4.68%          8.10%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  2.32%          2.38%          2.31%+
  Net investment loss                                       (1.10)%        (0.72)%        (0.83)%+
Portfolio turnover                                              95%           149%           100%
Average commission rate###                                  $0.0130        $ --           $ --
Net assets at end of period (000 omitted)                   $19,994        $13,349        $11,872

  *For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Growth Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date. The Fund expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Fund by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $3,290,695 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions and $10,850 and $3,279,845 were reclassified to paid-in capital and accumulated net investment loss, respectively, due to differences between book and tax accounting for investment losses and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1996, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting was different from tax accounting due to temporary differences in accounting for passive foreign investment companies, short-term capital gains and currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets. The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Oechsle International Advisers, L.P. ("Oechsle"), a Delaware Limited Partnership, and Batterymarch Financial Management, Inc. ("Batterymarch"), a Maryland corporation, to assist in the performance of its services. Effective April 1, 1996, Foreign & Colonial Management Limited and its subsidiary, Foreign & Colonial Emerging Markets Limited, replaced Batterymarch as a sub-adviser to the Fund. Effective November 1, 1996, Oechsle was terminated as a sub-adviser to the Fund.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,202 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $80,312 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $74,728 for the year ended October 31, 1996. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $79,446 and $16,824 for Class B and Class C shares, respectively, for the year ended October 31, 1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $1,528, $538,744, and $1,141 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $406,387,052 and $424,126,648, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $424,065,523
                                                                 ============
Gross unrealized appreciation                                    $ 75,936,798
Gross unrealized depreciation                                     (28,972,568)
                                                                 ------------
  Net unrealized appreciation                                    $ 46,964,230
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
Year Ended         October 31, 1996               October 31, 1995
                   ----------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold          13,198,505    $248,410,300     5,928,735    $101,800,639
Shares issued to
 shareholders in
 reinvestment of
 distributions          703,305      12,156,888        80,625       1,312,572
Shares reacquired   (12,790,324)   (241,363,733)   (5,642,373)    (97,398,576)
                     ----------    ------------     ---------    ------------
  Net increase        1,111,486    $ 19,203,455       366,987    $  5,714,635
                     ==========    ============     =========    ============

Class B Shares
Year Ended         October 31, 1996               October 31, 1995
                   ----------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           3,986,473    $ 73,258,330     5,294,273    $ 88,484,082
Shares issued to
 shareholders in
 reinvestment of
 distributions          923,243      15,760,023        83,849       1,359,205
Shares reacquired    (3,703,963)    (68,245,006)   (5,291,911)    (89,028,777)
                      ---------    ------------     ---------    ------------
  Net increase        1,205,753    $ 20,773,347        86,211    $    814,510
                      =========    ============     =========    ============

Class C Shares
Year Ended         October 31, 1996               October 31, 1995
                   ----------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             574,128     $10,561,542       375,273     $ 6,346,353
Shares issued to
 shareholders in
 reinvestment of
 distributions           43,379         739,185         4,294          69,557
Shares reacquired      (300,073)     (5,528,821)     (320,994)     (5,406,102)
                        -------     -----------       -------     -----------
  Net increase          317,434     $ 5,771,906        58,573     $ 1,009,808
                        =======     ===========       =======     ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $5,032.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1996 the Fund did not hold any of these financial instruments.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Fund owned the following restricted securities (constituting 1.11% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                               Date of
Description                                                 Acquisition       Shares         Cost         Value
---------------------------------------------------------------------------------------------------------------
Fleming Russia Securities Fund, Preferred                       7/07/95      110,200   $  892,620    $1,116,326
India Gateway Fund Ltd.                                 6/02/94-2/02/96      107,000      941,870       520,020
India Gateway Fund Ltd., Warrants                               6/02/94       16,000           --            --
International Business Communications Systems, Inc.             8/29/95       40,300      399,776       399,776
Korea Europe Fund                                      11/02/94-1/09/96           42      186,125       126,000
Moneda Chile Fund Ltd.                                          8/22/95       63,000      630,000       567,000
Thai Euro Fund                                         6/12/96-10/25/96       85,000    2,817,562     2,530,450
                                                                                                     ----------
                                                                                                     $5,259,572
                                                                                                     ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VIII and Shareholders of MFS World Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Growth Fund (a series of MFS Series Trust VIII) as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1996 and 1995, and the financial highlights for the years ended October 31, 1996 and 1995 and for the period from November 18, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Growth Fund at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 29, 1996

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD GROWTH FUND

TRUSTEES                                               ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President             James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor;                 CUSTODIAN
Former Chairman and Director (until 1991),             Deloitte & Touche LLP
Massachusetts Financial Services Company;
Director, Cambridge Bancorp;                           AUDITORS
Director, Cambridge Trust Company                      Ernst & Young LLP

Marshall N. Cohan - Private Investor                   INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac              call toll free: 1-800-637-4458
Surgery, Brigham and Women's Hospital;                 anytime from a touch-tone telephone.
Professor of Surgery, Harvard Medical School
                                                       For information on MFS mutual funds,
The Hon. Sir J. David Gibbons, KBE - Chief             call your financial adviser or, for an
Executive Officer, Edmund Gibbons Ltd.;                information kit, call toll free:
Chairman, Bank of N.T. Butterfield & Son Ltd.          1-800-637-2929 any business day from
                                                       9 a.m. to 5 p.m. Eastern time (or leave
Abby M. O'Neill - Private Investor;                    a message anytime).
Director, Rockefeller Financial Services, Inc.
(investment advisers)                                  INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Walter E. Robb, III - President and Treasurer,         P.O. Box 2281
Benchmark Advisors, Inc. (corporate financial          Boston, MA 02107-9906
consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee,                For general information, call toll free:
Landmark Funds (mutual funds)                          1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,                For service to speech- or hearing-impaired,
Massachusetts Financial Services Company               call toll free: 1-800-637-6576 any business
                                                       day from 9 a.m. to 5 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,           (To use this service, your phone must
Massachusetts Financial Services Company               be equipped with a Telecommunications
                                                       Device for the Deaf.)
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Ward Smith  - Former Chairman (until 1994),            (1-800-637-8255) anytime from a touch-tone
NACCO Industries; Director, Sundstrand Corporation     telephone.

INVESTMENT ADVISER                                     WORLD WIDE WEB
Massachusetts Financial Services Company               www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.                             [DALBAR       For the third year in a row,
500 Boylston Street                                      LOGO]         MFS earned a #1 ranking in
Boston, MA 02116-3741                                  TOP RATED      DALBAR, Inc. Broker/Dealer
                                                        SERVICE      Survey, Main Office Operations
PORTFOLIO MANAGERS                                                  Service Quality Category. The
John W. Ballen*                                        firm achieved a 3.48 overall score on a
David Mannheim*                                        scale of 1 to 4 in the 1996 survey. A total
Toni Y. Shimura*                                       of 110 firms responded, offering input on the
                                                       quality of service they received from 29
TREASURER                                              mutual fund companies nationwide. The survey
W. Thomas London*                                      contained questions about service quality in
                                                       15 categories, including "knowledge of phone
ASSISTANT TREASURER                                    service contacts," "accuracy of transaction
James O. Yost*                                         processing," and "overall ease of doing
                                                       business with the firm."
SECRETARY
Stephen E. Cavan*

*Affiliated with the Investment Adviser

                                                             -------------
MFS(R) WORLD GROWTH FUND       [DALBAR LOGO: #1              BULK RATE
                                TOP RATED SERVICE]           U.S. POSTAGE
                                                             PAID
500 Boylston Street                                          PERMIT #55638
Boston, MA 02116                                             BOSTON, MA
                                                             -------------



[LOGO: M F S(SM)
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)]


(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                      MWF-2 12/96 86M 09/209/309

                                    PART C

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            MFS STRATEGIC INCOME FUND

            (a)  FINANCIAL STATEMENTS INCLUDED IN PART A:

                 For the period from commencement of investment operations on October 29, 1987 to October 31, 1996:
                    Financial Highlights

                 FINANCIAL STATEMENTS INCLUDED IN PART B:

                 At October 31, 1996:
                    Portfolio of Investments*
                    Statement of Assets and Liabilities*

                 For the year ended October 31, 1996:
                    Statement of Operations*

                 For the two years ended October 31, 1996:
                    Statement of Changes in Net Assets*

            MFS WORLD GROWTH FUND

            (a)  FINANCIAL STATEMENTS INCLUDED IN PART A:

                 For the period from commencement of investment operations on November 18, 1993 to October 31, 1996:
                    Financial Highlights

                 FINANCIAL STATEMENTS INCLUDED IN PART B:

                 At October 31, 1996:
                    Portfolio of Investments**
                    Statement of Assets and Liabilities**

                 For the year ended October 31, 1996:
                    Statement of Operations**

                 For the two years ended October 31, 1996:
                    Statement of Changes in Net Assets**

-------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1996, filed with the SEC on January 7, 1997.

** Incorporated herein by reference to the Fund's Annual Report to Shareholders dated October 31, 1996, filed with the SEC on January 7, 1997.

            (b)  EXHIBITS

                  1 (a) Amended and Restated Declaration of Trust dated
                        February 2, 1995. (1)

                    (b) Amendment to Declaration of Trust, dated June 12, 1996.
                        (7)

                    (c) Amendment to Declaration of Trust redesignating Class P shares as Class I shares, dated December 19, 1996; filed herewith.

                  2     Amended and Restated By-Laws dated December 14, 1994.
                        (1)

                  3     Not Applicable.

                  4     Form of Share Certificate for Classes of Shares.  (6)

                  5 (a) Investment Advisory Agreement dated September 9, 1987 by and between MFS Strategic Income Fund and Massachusetts Financial Services Company. (1)

                    (b) Investment Advisory Agreement dated August 30, 1993
                        by and between the MFS Series Trust VIII on behalf of MFS World Growth Fund and Massachusetts Financial Services Company. (1)

                    (c) Sub-Investment Advisory Agreement dated August 30, 1993 by and between Massachusetts Financial Services
                        Company and Oechsle International Advisors. (1)

                    (d) Sub-Investment Advisory Agreement dated April 1, 1996 by and between Massachusetts Financial Services Company and Foreign & Colonial Management Ltd.; filed herewith.

                  6 (a) Distribution Agreement dated January 1, 1995.  (1)

                    (b) Dealer Agreement between MFS Fund Distributors, Inc.
                        ("MFD"), and a dealer dated December 28, 1994 and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994. (2)

                  7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (1)

                  8 (a) Custodian Agreement between Registrant and State Street
                        Bank & Trust Company, dated May 6, 1991.  (1)

                    (b) Amendment to the Custodian Agreement, dated October 9,
                        1991.  (1)

                  9 (a) Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, Inc., dated May 6, 1991.  (1)

                    (b) Amendment to Shareholder Servicing Agent Agreement,
                        dated January 1, 1997 to amend fee schedule; filed herewith.

                    (c) Exchange Privilege Agreement, dated February 8, 1989, as amended and restated through and including January 1, 1997; filed herewith.

                    (d) Loan Agreement by and among the Banks named therein, the
                        MFS Funds named therein, and The First National Bank of Boston, dated as of February 21, 1995. (4)

                    (e) Dividend Disbursing Agent Agreement dated May 6, 1991.
                        (1)

                 10 Consent of Counsel and Opinion filed with Registrant's Rule 24 f- 2 Notice for fiscal year ended October 31, 1996 on December 23, 1996.

                 11 (a) Consent of Ernst & Young LLP - MFS Strategic Income
                        Fund; filed herewith.

                    (b) Consent of Deloitte & Touche LLP - MFS World Growth
                        Fund; filed herewith.

                 12     Not Applicable.

                 13     Investment Representation Letters.  (1)

                 14 (a) Forms for Individual Retirement Account Disclosure
                        Statement as currently in effect.  (5)

                    (b) Forms for MFS 403(b) Custodial Account Agreement as
                        currently in effect.  (5)

                    (c) Forms for MFS Prototype Paired Defined Contribution
                        Plans and Fund Agreement as currently in effect.  (5)

                 15 (a) Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 1, 1997. (8)

                 16 Schedule for Computation of Performance Quotations - Yield, Distribution Rate and Average and Aggregate Total Return. (2)

                 17 Financial Data Schedules for each Class of each Series; filed herewith.

                 18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (6)

                 Power of Attorney, dated August 11, 1994.  (1)
-----------------------------

(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 10 filed with the SEC via EDGAR on November 8, 1995.

(2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

(3) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on November 28, 1995.

(4) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

(5) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

(6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.



(7) Incorporated by reference to the Registrant's Post-Effective Amendment No. 12 filed with the SEC via EDGAR on August 28, 1996.



(8) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on December 27, 1996.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Not applicable.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

            FOR MFS STRATEGIC INCOME FUND

                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS

            Class A Shares of Beneficial Interest                4,207

                  (without par value)                 (as of January 31, 1997)


            Class B Shares of Beneficial Interest                1,571

                  (without par value)                 (as of January 31, 1997)


            Class C Shares of Beneficial Interest                  291

                  (without par value)                 (as of January 31, 1997)


            Class I Shares of Beneficial Interest                    2

                  (without par value)                 (as of January 31, 1997)

            FOR MFS WORLD GROWTH FUND

                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS

            Class A Shares of Beneficial Interest               22,434

                  (without par value)                 (as of January 31, 1997)


            Class B Shares of Beneficial Interest               26,299

                  (without par value)                 (as of January 31, 1997)


            Class C Shares of Beneficial Interest                1,462

                  (without par value)                 (as of January 31, 1997)


            Class I Shares of Beneficial Interest                    4

                  (without par value)                 (as of January 31, 1997)

ITEM 27.    INDEMNIFICATION

            Reference is hereby made to (a) Article V of the Registrant's Amended and Restated Declaration of Trust and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 10 filed with the SEC via EDGAR on November 8, 1995.

            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


            MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.



            MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.



            In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.



            Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.



            MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Fund (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.



            MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS

Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.



            MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.



            MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.



            Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).



            MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.



            MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.



            MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.



            MFS

            The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

            MASSACHUSETTS INVESTORS TRUST
            MASSACHUSETTS INVESTORS GROWTH STOCK FUND
            MFS GROWTH OPPORTUNITIES FUND
            MFS GOVERNMENT SECURITIES FUND
            MFS SERIES TRUST I
            MFS SERIES TRUST V
            MFS SERIES TRUST VI
            MFS SERIES TRUST X
            MFS GOVERNMENT LIMITED MATURITY FUND



            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.



            MFS SERIES TRUST II

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS GOVERNMENT MARKETS INCOME TRUST
            MFS INTERMEDIATE INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS SERIES TRUST III

            A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS SERIES TRUST IV
            MFS SERIES TRUST IX

            A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST VII

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS SERIES TRUST VIII

            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS MUNICIPAL SERIES TRUST

            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS VARIABLE INSURANCE TRUST
            MFS UNION STANDARD TRUST
            MFS INSTITUTIONAL TRUST

            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS MUNICIPAL INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS MULTIMARKET INCOME TRUST
            MFS CHARTER INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SPECIAL VALUE TRUST

            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS/SUN LIFE SERIES TRUST

            John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.



            MONEY MARKET VARIABLE ACCOUNT
            HIGH YIELD VARIABLE ACCOUNT
            CAPITAL APPRECIATION VARIABLE ACCOUNT
            GOVERNMENT SECURITIES VARIABLE ACCOUNT
            TOTAL RETURN VARIABLE ACCOUNT
            WORLD GOVERNMENTS VARIABLE ACCOUNT
            MANAGED SECTORS VARIABLE ACCOUNT

            John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.



            MIL

            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Senior Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.



            MIL-UK

            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.



            MIL FUNDS

            A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

            MFS MERIDIAN FUNDS

            A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.



            MFD

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.



            CIAI

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.



            MFSC

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.



            MFSI

            A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.



            RSI

            William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

            In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:



   A. Keith Brodkin        Director, Sun Life Assurance Company of
                            Canada (U.S.), One Sun Life Executive Park,
                            Wellesley Hills, Massachusetts
                           Director, Sun Life Insurance and Annuity
                            Company of New York, 67 Broad Street, New
                            York, New York



   Donald A. Stewart       President and a Director, Sun Life Assurance
                            Company of Canada, Sun Life Centre, 150
                            King Street West, Toronto, Ontario, Canada
                            (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun
                            Life)



   John D. McNeil          Chairman, Sun Life Assurance Company of
                            Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)



   Joseph W. Dello Russo   Director of Mutual Fund Operations, The Boston
                            Company, Exchange Place, Boston,
                            Massachusetts (until August, 1994)


ITEM 29.    DISTRIBUTORS

            (a)  Reference is hereby made to Item 28 above.

            (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

            (c)  Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  NAME                                ADDRESS
                  ----                                -------

            Massachusetts Financial Services          500 Boylston Street
             Company                                  Boston, MA 02116

            MFS Fund Distributors, Inc.               500 Boylston Street
                                                      Boston, MA 02116

            State Street Bank and Trust Company       State Street South
                                                      5 - West
                                                      North Quincy, MA 02171

            MFS Service Center, Inc.                  500 Boylston Street
                                                      Boston, MA 02116

ITEM 31.    MANAGEMENT SERVICES

            Not applicable.

ITEM 32.    UNDERTAKINGS

            (a)  Not applicable.

            (b)  Not applicable.

            (c) The registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

            (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 27th day of February, 1997.

                                               MFS SERIES TRUST VIII


                                               By:    JAMES R. BORDEWICK, JR.
                                               Name:  James R. Bordewick, Jr.
                                               Title: Assistant Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 27, 1997.

         SIGNATURE                                TITLE
         ---------                                -----
A. KEITH BRODKIN*                       Chairman, President (Principal
----------------------------------
A. Keith Brodkin                         Executive Officer) and Trustee


W. THOMAS LONDON*                       Treasurer (Principal Financial Officer
----------------------------------
W. Thomas London                         and Principal Accounting Officer)


RICHARD B. BAILEY*                      Trustee
----------------------------------
Richard B. Bailey


MARSHALL N. COHAN*                      Trustee
----------------------------------
Marshall N. Cohan


LAWRENCE H. COHN, M.D.*                 Trustee
----------------------------------
Lawrence H. Cohn, M.D.


SIR J. DAVID GIBBONS*                   Trustee
----------------------------------
Sir J. David Gibbons

ABBY M. O'NEILL*                        Trustee
----------------------------------
Abby M. O'Neill


WALTER E. ROBB, III*                    Trustee
----------------------------------
Walter E. Robb, III


ARNOLD D. SCOTT*                        Trustee
----------------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                      Trustee
----------------------------------
Jeffrey L. Shames


J. DALE SHERRATT*                       Trustee
----------------------------------
J. Dale Sherratt


WARD SMITH*                             Trustee
----------------------------------
Ward Smith


                                        *By:   JAMES R. BORDEWICK, JR.
                                        Name:  James R. Bordewick, Jr.
                                                as Attorney-in-fact

                                        Executed by James R. Bordewick, Jr. on
                                        behalf of those indicated pursuant to a
                                        Power of Attorney dated August 11, 1994, incorporated by reference to
                                        Registrant's Post-Effective Amendment
                                        No. 10 filed with the SEC via EDGAR on
                                        November 8, 1995.

                                INDEX TO EXHIBITS

EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                                     PAGE NO.
-----------                  ----------------------                                     --------

    1   (c)         Amendment to Declaration of Trust redesignating Class P
                     shares as Class I shares, dated December 19, 1996.

    5   (d)         Sub-Investment Advisory Agreement dated April
                     1, 1996 by and between Massachusetts Financial
                     Services Company and Foreign & Colonial
                     Management Ltd.

    9   (b)         Amendment to Shareholder Servicing Agent
                     Agreement, dated January 1, 1997 to amend fee
                     schedule.

        (c)         Exchange Privilege Agreement, dated February 8, 1989, as
                     amended and restated through and including January 1, 1997.

   11   (a)         Consent of Ernst & Young LLP - MFS Strategic
                     Income Fund.

        (b)         Consent of Deloitte & Touche LLP - MFS World
                     Growth Fund.

   17               Financial Data Schedules for each Class of each
                     Series.